SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ ]

Pre-Effective Amendment No.                                            [ ]
                            ----------

Post-Effective Amendment No.   46   (File No. 2-89288)                 [X]
                             ------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]

Amendment No.       48     (File No. 811-3956)                         [X]
                  -------

AXP STRATEGY SERIES, INC.
200 AXP Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810,
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check  appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 30, 2003 pursuant to paragraph (b)
     [ ] 60 days after filing  pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after  filing  pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AXP(R)
  Equity
     Value
           Fund

AXP Equity Value Fund seeks to provide shareholders with growth of capital and income.

PROSPECTUS
MAY 30, 2003

Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                             3p

Goal                                                                 3p

Principal Investment Strategies                                      3p

Principal Risks                                                      4p

Past Performance                                                     5p

Fees and Expenses                                                    7p

Investment Manager                                                   8p

Other Securities and
   Investment Strategies                                             9p

Buying and Selling Shares                                            9p

Valuing Fund Shares                                                  9p

Investment Options                                                   9p

Purchasing Shares                                                   11p

Transactions Through American Express
   Brokerage or Third Parties                                       13p

Sales Charges                                                       14p

Exchanging/Selling Shares                                           17p

Distributions and Taxes                                             20p

Financial Highlights                                                21p

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The Fund

GOAL

AXP Equity Value Fund (the Fund) seeks to provide shareholders with growth of capital and income. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. These securities may provide income, offer the opportunity for long-term capital appreciation, or both. The Fund's investment philosophy is rooted in the belief that a disciplined, systematic, value-oriented approach to investing in primarily larger companies provides investors with an excellent opportunity for long-term growth of capital. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by identifying companies that are undervalued. The manager typically focuses on stocks that are inexpensive based on ratios such as the following:

o    Enterprise value/discretionary cash flows.

o    Price/earnings.

o    Price/book value.

o    Price/sales.

A company's enterprise value/discretionary cash flow ratio is the ratio of the total market value of the company's stock outstanding, plus long-term debt, to operating cash flow, less capital spending.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:


o    The security is overvalued relative to alternative investments.

o    The security has reached AEFC's price objective.

o    The company has met AEFC's earnings and/or growth expectations.

o The company or the security continues to meet the other standards described above.


During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or commercial paper. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could cause the Fund to lose the opportunity to participate in market improvement. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

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

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Style Risk

     Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk

The Fund purchases stocks it believes are undervalued, but have potential for long-term growth and dividend income. These stocks may trade at a discount to the market. Growth cannot be guaranteed and the markets may not be willing to reevaluate out-of-favor stocks.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

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

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

                               Class B Performance
                            (based on calendar years)
 30%

 25%                 +26.79%

 20%                        +20.90%  +23.19%

 15%  +16.31%

 10%

  5%                                        +8.49% +9.71%

  0%           -3.27%                                      -0.36%

 -5%                                                              -5.13%

-10%

-15%

-20%

-25%

-30%                                                                     -26.62%


       1993     1994   1995   1996    1997   1998   1999    2000   2001   2002

During the period shown in the bar chart, the highest return for a calendar quarter was +16.16% (quarter ending December 1998) and the lowest return for a calendar quarter was -23.22% (quarter ending September 2002).

The CDSC applicable to Class B shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class A, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The Fund's Class B year to date return as of March 31, 2003 was -6.90%.


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


Average Annual Total Returns (as of Dec. 31, 2002)
                                                                                  Since            Since
                                             1 year    5 years    10 years   inception (A&Y)   inception (C)
Equity Value:
   Class A
     Return before taxes                     -30.25%    -4.17%       N/A          +5.17%(a)          N/A
   Class B
     Return before taxes                     -29.54%    -3.90%      +5.78%          N/A              N/A
     Return after taxes on distributions     -29.62%    -5.41%      +2.98%          N/A              N/A
     Return after taxes on distributions
     and sale of fund shares                 -18.14%    -3.03%      +3.78%          N/A              N/A
   Class C
     Return before taxes                     -27.34%      N/A        N/A            N/A          -11.42%(c)
   Class Y
     Return before taxes                     -25.90%    -2.90%       N/A          +6.13%(a)          N/A
Russell 1000(R) Value Index                  -15.52%    +1.16%     +10.80%       +10.71%(b)       -4.50%(d)
Lipper Large-Cap Value Funds Index           -19.68%    -0.39%      +8.72%        +8.49%(b)      -10.21%(d)


(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class A and Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class B, adjusted to reflect differences in sales charges, although not for other differences in expenses.

After-Tax Returns

After-tax returns are shown only for Class B shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

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

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares,

o    no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                               Class A     Class B   Class C    Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                           5.75%(b)      none      none       none
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)         none         5%       1%(c)      none

Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B Class C  Class Y

Management fees(d)                              0.44%    0.44%   0.44%    0.44%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(e)                               0.32%    0.34%   0.36%    0.40%
Total                                           1.01%    1.78%   1.80%    0.84%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for the most recent fiscal year.

(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 1, 2003, the transfer agency fee for Class A, Class B, Class C and Class Y increased to $19.50, $20.50, $20.00 and $17.50 per shareholder account, respectively. The percentages above reflect these increases in transfer agency fees.


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


Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                     1 year     3 years     5 years       10 years
Class A(a)             $672        $878      $1,102       $1,744
Class B                $581        $861      $1,065       $1,896(b)
Class C                $283        $567      $  976       $2,121
Class Y                $ 86        $268      $  467       $1,041

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                     1 year     3 years     5 years       10 years
Class A(a)             $672        $878      $1,102       $1,744
Class B                $181        $561      $  965       $1,896(b)
Class C                $183        $567      $  976       $2,121
Class Y                $ 86        $268      $  467       $1,041

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER

Warren Spitz, Senior Portfolio Manager

o    Joined AEFC in 2000.

o Prior to that, Portfolio Manager, Prudential Global Asset Management, from 1987 to 2000.

o    Began investment career in 1984.

o    MBA, University of Pennsylvania, Wharton School.


The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.44% of the Fund's average daily net assets including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


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

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as foreign securities, money market securities, convertible securities and debt obligations rated B or higher. Additionally, the Fund may use derivative instruments such as futures, options and futures contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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

Investment options summary

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:


                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------
Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $500,000,     CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.
--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:            Use the Social Security or Employer
                                     Identification number of:
------------------------------------ ----------------------------------------
Individual or joint account          The individual or one of the owners
                                     listed on the joint account
------------------------------------ ----------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)
------------------------------------ ----------------------------------------
A revocable living trust             The grantor-trustee (the person who puts
                                     the  money  into the trust)
------------------------------------ ----------------------------------------
An irrevocable trust, pension        The legal entity (not the personal
trust or estate                      representative or trustee, unless no
                                     legal entity is designated in the
                                     account title)
------------------------------------ ----------------------------------------
Sole proprietorship                  The owner
------------------------------------ ----------------------------------------
Partnership                          The partnership
------------------------------------ ----------------------------------------
Corporate                            The corporation
------------------------------------ ----------------------------------------
Association, club or tax-exempt      The organization
organization
------------------------------------ ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

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

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.

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

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN  55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE  OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

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

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                  Sales charge as percentage of:
Total market value      Public offering price*        Net amount invested
Up to $49,999                   5.75%                          6.10%
$50,000-$99,999                 4.75                           4.99
$100,000-$249,999               3.75                           3.90
$250,000-$499,999               2.50                           2.56
$500,000-$999,999               2.00**                         2.04**
$1,000,000 or more              0.00                           0.00

  * Offering price includes the sales charge.

 ** The sales charge will be waived until further notice.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

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14p   ---   AXP EQUITY VALUE FUND   ---   2003 PROSPECTUS

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. Until further notice, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold).

     Send the Fund a written request along with your payment, indicating the date and the amount of the sale.


o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o   within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o   within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

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

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:        The CDSC percentage rate is:
First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o   at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o selling under an approved substantially equal periodic payment arrangement.

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

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.


When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good form by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

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

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o    the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s) (All signatures may be required. Contact AECSC for more information.),

o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

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18p   ---   AXP EQUITY VALUE FUND   ---   2003 PROSPECTUS

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

Four ways to receive payment when you sell shares

1 By regular or express mail

o    Mailed to the address on record.

o    Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o    Minimum redemption: $100.

o    Funds are deposited electronically into your bank account.

o    No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow two to five business days from request to deposit.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire

o    Minimum redemption: $1,000.

o    Funds are wired electronically into your bank account.

o    Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow one to two business days from request to deposit for domestic wires.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

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19p   ---   AXP EQUITY VALUE FUND   ---   2003 PROSPECTUS

4 By scheduled payout plan

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

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20p   ---   AXP EQUITY VALUE FUND   ---   2003 PROSPECTUS

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $ 9.45     $10.31     $10.95     $11.32    $12.85
Income from investment operations:
Net investment income (loss)                                        .10        .09        .08        .10       .17
Net gains (losses) (both realized and unrealized)                 (3.08)      (.10)      (.39)       .65      (.08)
Total from investment operations                                  (2.98)      (.01)      (.31)       .75       .09
Less distributions:
Dividends from net investment income                               (.08)      (.09)      (.09)      (.09)     (.17)
Distributions from realized gains                                    --       (.76)      (.24)     (1.03)    (1.45)
Total distributions                                                (.08)      (.85)      (.33)     (1.12)    (1.62)
Net asset value, end of period                                   $ 6.39     $ 9.45     $10.31     $10.95    $11.32

Ratios/supplemental data
Net assets, end of period (in millions)                            $685     $1,119       $956       $961      $906
Ratio of expenses to average daily net assets(c)                  1.00%      1.03%       .95%       .92%      .87%
Ratio of net investment income (loss)
   to average daily net assets                                    1.22%       .91%       .75%       .88%     1.39%
Portfolio turnover rate (excluding short-term securities)           38%        61%        97%        59%      106%
Total return(e)                                                 (31.58%)      .10%     (2.76%)     6.87%     1.31%

See accompanying notes to financial highlights.



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21p   ---   AXP EQUITY VALUE FUND   ---   2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $ 9.46     $10.31     $10.94     $11.33    $12.85
Income from investment operations:
Net investment income (loss)                                        .03         --         --        .02       .07
Net gains (losses) (both realized and unrealized)                 (3.07)      (.08)      (.39)       .63      (.06)
Total from investment operations                                  (3.04)      (.08)      (.39)       .65       .01
Less distributions:
Dividends from net investment income                               (.02)      (.01)        --       (.01)     (.08)
Distributions from realized gains                                    --       (.76)      (.24)     (1.03)    (1.45)
Total distributions                                                (.02)      (.77)      (.24)     (1.04)    (1.53)
Net asset value, end of period                                   $ 6.40     $ 9.46     $10.31     $10.94    $11.33

Ratios/supplemental data
Net assets, end of period (in millions)                            $319       $761       $970     $1,414    $1,663
Ratio of expenses to average daily net assets(c)                  1.77%      1.78%      1.70%      1.67%     1.62%
Ratio of net investment income (loss)
   to average daily net assets                                     .44%       .13%      (.01%)      .13%      .65%
Portfolio turnover rate (excluding short-term securities)           38%        61%        97%        59%      106%
Total return(e)                                                 (32.13%)     (.62%)    (3.47%)     6.03%      .54%

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002      2001(b)
Net asset value, beginning of period                             $ 9.40     $10.27     $10.37
Income from investment operations:
Net investment income (loss)                                        .03        .01         --
Net gains (losses) (both realized and unrealized)                 (3.04)      (.10)       .18
Total from investment operations                                  (3.01)      (.09)       .18
Less distributions:
Dividends from net investment income                               (.03)      (.02)      (.04)
Distributions from realized gains                                    --       (.76)      (.24)
Total distributions                                                (.03)      (.78)      (.28)
Net asset value, end of period                                   $ 6.36     $ 9.40     $10.27

Ratios/supplemental data
Net assets, end of period (in millions)                              $3         $4         $1
Ratio of expenses to average daily net assets(c)                  1.79%      1.81%      1.70%(d)
Ratio of net investment income (loss)
   to average daily net assets                                     .44%       .14%       .07%(d)
Portfolio turnover rate (excluding short-term securities)           38%        61%        97%
Total return(e)                                                 (32.09%)     (.66%)     1.82%(f)

See accompanying notes to financial highlights.


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22p   ---   AXP EQUITY VALUE FUND   ---   2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $ 9.46     $10.32     $10.96     $11.34    $12.87
Income from investment operations:
Net investment income (loss)                                        .11        .11        .09        .12       .18
Net gains (losses) (both realized and unrealized)                 (3.07)      (.11)      (.39)       .63      (.08)
Total from investment operations                                  (2.96)        --       (.30)       .75       .10
Less distributions:
Dividends from net investment income                               (.10)      (.10)      (.10)      (.10)     (.18)
Distributions from realized gains                                    --       (.76)      (.24)     (1.03)    (1.45)
Total distributions                                                (.10)      (.86)      (.34)     (1.13)    (1.63)
Net asset value, end of period                                   $ 6.40      $9.46     $10.32     $10.96    $11.34

Ratios/supplemental data
Net assets, end of period (in millions)                              $3         $3         $2         $1        $1
Ratio of expenses to average daily net assets(c)                   .83%       .86%       .79%       .77%      .78%
Ratio of net investment income (loss)
   to average daily net assets                                    1.40%      1.06%       .94%      1.02%     1.49%
Portfolio turnover rate (excluding short-term securities)           38%        61%        97%        59%      106%
Total return(e)                                                 (31.41%)      .28%     (2.62%)     6.91%     1.40%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


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23p   ---   AXP EQUITY VALUE FUND   ---   2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3956

Ticker Symbol
Class A: IEVAX    Class B:INEGX
Class C: --       Class Y:--

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6382-99 N (5/03)

AXP(R)
       Focused
           Growth
                Fund

AXP Focused Growth Fund seeks to provide shareholders with long-term capital growth.

PROSPECTUS
MAY 30, 2003

Please note that this Fund:

o    is not a bank deposit

o    is not federally insured

o    is not endorsed by any bank or government agency

o    is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                           3p

Goal                                               3p

Principal Investment Strategies                    3p

Principal Risks                                    4p

Past Performance                                   5p

Fees and Expenses                                  7p

Investment Manager                                 8p

Other Securities and
   Investment Strategies                           9p

Buying and Selling Shares                          9p

Valuing Fund Shares                                9p

Investment Options                                10p

Purchasing Shares                                 11p


Transactions Through American Express
   Brokerage or Third Parties                     13p


Sales Charges                                     14p

Exchanging/Selling Shares                         17p


Distributions and Taxes                           20p

Financial Highlights                              21p


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2p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

The Fund

GOAL

AXP Focused Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a non-diversified mutual fund that primarily invests in equity securities that appear to offer growth opportunities. The Fund normally focuses its investment in a core group of 20 to 50 common stocks of medium and large size companies. The Fund may invest up to 30% of its total assets in foreign investments.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o    Identifying companies with:

     o   effective management (considering overall performance),

     o   financial strength,

     o   competitive market or product position, and

     o   technological advantage relative to other companies.

o Selecting companies that AEFC believes have above-average long-term growth potential based on the factors described in the previous paragraph.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o    The company has met AEFC's earnings and/or growth expectations.

o    Political,   economic,   or  other  events   could  affect  the   company's
     performance.

o AEFC identifies a more attractive opportunity it believes has a better long-term growth potential based on factors described above.

o AEFC wishes to minimize potential losses (for example, in a market down-turn).

o    The company continues to meet the other standards described above.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

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3p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk

    Sector Risk

    Style Risk

    Foreign Risk

    Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector Risk

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more susceptible to a single economic, political or regulatory event than a diversified fund. In addition, the fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media, telecommunications, health care or financial sectors. This may result in greater market fluctuation than would happen with a fund invested in a wider variety of companies. As these sectors increase or decrease in favor with the investing public, the price of securities of companies in the sectors will fluctuate unpredictably. In addition, companies in those sectors, or in companies that rely heavily on those sectors, could become increasingly sensitive to down swings in the economy.

Style Risk

The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

Foreign Risk

The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

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

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occuring.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

(bar graph)
                               CLASS A PERFORMANCE
                            (based on calendar years)

   0%
  -5%
 -10%
 -15%
 -20%
 -25%
 -30%
 -35%                                                                    -36.80%
 -40%                                                             -37.23%

       1993   1994    1995   1996    1997    1998   1999    2000    2001   2002


During the period shown in the bar chart, the highest return for a calendar quarter was +24.19% (quarter ending December 2001) and the lowest return for a calendar quarter was -36.14% (quarter ending March 2001).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's Class A year to date return as of March 31, 2003 was -1.37%.


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5p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)


                                                  1 year        Since inception
Focused Growth:
   Class A
     Return before taxes                         -40.43%          -40.04%(a)
     Return after taxes on distributions         -40.43%          -40.04%(a)
     Return after taxes on distributions
     and sale of fund shares                     -24.83%          -29.10%(a)
   Class B
     Return before taxes                         -39.63%          -39.97%(a)
   Class C
     Return before taxes                         -37.91%          -39.11%(a)
   Class Y
     Return before taxes                         -36.36%          -38.44%(a)
Russell 1000(R) Growth Index                     -27.88%          -28.84%(b)
Lipper Large-Cap Growth Funds Index              -28.11%          -28.09%(b)


(a) Inception date was June 26, 2000.

(b) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


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

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares,

o    no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Russell 1000(R) Growth Index, an unmanaged index, measures the performance of the growth subset of the Russell 1000(R) Index, which is composed of the largest 1,000 companies in the U.S. These companies have higher price-to-book ratios and higher forecasted growth values.

The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                           Class A    Class B    Class C   Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                       5.75%(b)     none       none      none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)     none        5%        1%(c)     none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B Class C  Class Y


Management fees(e)                              0.57%    0.57%   0.57%    0.57%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(f)                               0.86%    0.87%   0.87%    0.95%
Total                                           1.68%    2.44%   2.44%    1.52%
Fee waiver/expense reimbursement                0.36%    0.36%   0.36%    0.36%
Net expenses                                    1.32%    2.08%   2.08%    1.16%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Other expenses are based on estimated amounts for the current fiscal year. AEFC has contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2004. Under this agreement, total expenses will not exceed 1.32% for Class A; 2.08% for Class B; 2.08% for Class C and 1.16% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.08% for the most recent fiscal year.

(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 1, 2003, the transfer agency fee for Class A, Class B, Class C and Class Y increased to $19.50, $20.50, $20.00 and $17.50 per shareholder account, respectively. The percentages above reflect these increases in transfer agency fees.


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7p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                 1 year       3 years      5 years        10 years
Class A(a)        $702        $1,041       $1,404          $2,424
Class B           $611        $1,027       $1,369          $2,565(b)
Class C           $311        $  727       $1,269          $2,753
Class Y           $118        $  445       $  796          $1,787

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                 1 year       3 years      5 years        10 years
Class A(a)        $702        $1,041       $1,404          $2,424
Class B           $211        $  727       $1,269          $2,565(b)
Class C           $211        $  727       $1,269          $2,753
Class Y           $118        $  445       $  796          $1,787

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER

Daniel J. Rivera, CFA, Co-Portfolio Manager


o    Managed the Fund since 2002.


o    Joined AEFC in 2000.

o Prior to that, Growth Team Leader and Senior Portfolio Manager, BB&T Asset Management, from 1997 to 2000.

o    Began investment career in 1984.

o    MBA, University of North Carolina-Chapel Hill.

C. Steven Brennaman, Co-Portfolio Manager


o    Managed the Fund since 2002.


o    Joined AEFC in 2000.

o Prior to that, Vice President and Senior Portfolio Manager, BB&T Asset Management, from, 1995 to 2000.

o    Began investment career in 1995.

o    MS, Troy State University.

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8p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.57% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, preferred stock, investment grade debt obligations and convertible securities. Additionally, the Fund may use derivative instruments such as option and futures contracts to produce incremental earnings, to hedge existing positions and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

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9p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------
Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $500,000,     CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.
--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

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10p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

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11p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

How to determine the correct TIN

For this type of account:            Use the Social Security or Employer
                                     Identification number of:
------------------------------------ ----------------------------------------
Individual or joint account          The individual or one of the owners
                                     listed on the joint account
------------------------------------ ----------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)
------------------------------------ ----------------------------------------
A revocable living trust             The grantor-trustee (the person who puts
                                     the  money  into the trust)
------------------------------------ ----------------------------------------
An irrevocable trust, pension        The legal entity (not the personal
trust or estate                      representative or trustee, unless no
                                     legal entity is designated in the
                                     account title)
------------------------------------ ----------------------------------------
Sole proprietorship                  The owner
------------------------------------ ----------------------------------------
Partnership                          The partnership
------------------------------------ ----------------------------------------
Corporate                            The corporation
------------------------------------ ----------------------------------------
Association, club or tax-exempt      The organization
organization
------------------------------------ ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

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12p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with
                           monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences,

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13p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS
please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:
Total market value         Public offering price*        Net amount invested

Up to $49,999                      5.75%                        6.10%
$50,000-$99,999                    4.75                         4.99
$100,000-$249,999                  3.75                         3.90
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00**                       2.04**
$1,000,000 or more                 0.00                         0.00

  * Offering price includes the sales charge.

 ** The sales charge will be waived until further notice.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

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14p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. Until further notice, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold).

     Send the Fund a written request along with your payment, indicating the date and the amount of the sale.


o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o    within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o    within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

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15p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                 The CDSC percentage rate is:

First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3-1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o    at least 59-1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o    selling  under  an  approved   substantially  equal  periodic  payment
          arrangement.

--------------------------------------------------------------------------------
16p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.


When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good form by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

--------------------------------------------------------------------------------
17p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o    the dollar amount or number of shares you want to exchange or sell,

o    signature(s)  of  registered   account  owner(s)  (All  signatures  may  be
     required. Contact AECSC for more information.),

o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

--------------------------------------------------------------------------------
18p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

Four ways to receive payment when you sell shares

1 By regular or express mail

o    Mailed to the address on record.

o    Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o    Minimum redemption: $100.

o    Funds are deposited electronically into your bank account.

o    No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow two to five business days from request to deposit.

o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

3 By wire

o    Minimum redemption: $1,000.

o    Funds are wired electronically into your bank account.

o    Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow one to two business days from request to deposit for domestic wires.

o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

--------------------------------------------------------------------------------
19p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

4 By scheduled payout plan

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

--------------------------------------------------------------------------------
20p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                                    2003         2002        2001(b)
Net asset value, beginning of period                                            $2.19        $2.35       $ 4.98
Income from investment operations:
Net investment income (loss)                                                     (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                                (.74)        (.15)       (2.62)
Total from investment operations                                                 (.75)        (.16)       (2.63)
Net asset value, end of period                                                  $1.44        $2.19       $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                                           $29          $55          $53
Ratio of expenses to average daily net assets(c),(e)                            1.32%        1.26%        1.30%(d)
Ratio of net investment income (loss) to average daily net assets               (.55%)       (.65%)       (.47%)(d)
Portfolio turnover rate (excluding short-term securities)                        275%          78%          54%
Total return(i)                                                               (34.25%)      (6.81%)     (52.81%)(j)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
21p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                                    2003         2002        2001(b)
Net asset value, beginning of period                                            $2.16        $2.34       $ 4.99
Income from investment operations:
Net investment income (loss)                                                     (.02)        (.03)        (.03)
Net gains (losses) (both realized and unrealized)                                (.72)        (.15)       (2.62)
Total from investment operations                                                 (.74)        (.18)       (2.65)
Net asset value, end of period                                                  $1.42        $2.16       $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                                           $15          $29          $27
Ratio of expenses to average daily net assets(c),(f)                            2.08%        2.04%        2.07%(d)
Ratio of net investment income (loss) to average daily net assets              (1.32%)      (1.43%)      (1.25%)(d)
Portfolio turnover rate (excluding short-term securities)                        275%          78%          54%
Total return(i)                                                               (34.26%)      (7.69%)     (53.11%)(j)

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                                    2003         2002        2001(b)
Net asset value, beginning of period                                            $2.16        $2.34       $ 4.98
Income from investment operations:
Net investment income (loss)                                                     (.02)        (.03)        (.02)
Net gains (losses) (both realized and unrealized)                                (.73)        (.15)       (2.62)
Total from investment operations                                                 (.75)        (.18)       (2.64)
Net asset value, end of period                                                  $1.41        $2.16       $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                                            $1           $2           $2
Ratio of expenses to average daily net assets(c),(g)                            2.08%        2.04%        2.07%(d)
Ratio of net investment income (loss) to average daily net assets              (1.31%)      (1.43%)      (1.25%)(d)
Portfolio turnover rate (excluding short-term securities)                        275%          78%          54%
Total return(i)                                                               (34.72%)      (7.69%)     (53.01%)(j)


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                                    2003         2002        2001(b)
Net asset value, beginning of period                                            $2.20        $2.35       $ 4.98
Income from investment operations:
Net investment income (loss)                                                     (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                                (.74)        (.14)       (2.62)
Total from investment operations                                                 (.75)        (.15)       (2.63)
Net asset value, end of period                                                  $1.45        $2.20       $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                                           $--          $--          $--
Ratio of expenses to average daily net assets(c),(h)                            1.11%        1.06%        1.11%(d)
Ratio of net investment income (loss) to average daily net assets               (.33%)       (.46%)       (.34%)(d)
Portfolio turnover rate (excluding short-term securities)                        275%          78%          54%
Total return(i)                                                               (34.09%)      (6.38%)     (52.81%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.66%, 1.40% and 1.59% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.42%, 2.16% and 2.35% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.42%, 2.16% and 2.35% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.50%, 1.24% and 1.36% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
23p -- AXP FOCUSED GROWTH FUND -- 2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3956

Ticker Symbol
Class A: AFAFX    Class B: AFTBX
Class C: --       Class Y: --

--------------------------------------------------------------------------------
(logo)
American
 Express(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6003-99 E (5/03)

American
   Express(R)
 Partners Funds

AXP(R) Partners
       Small Cap
           Growth
                Fund

AXP Partners Small Cap Growth Fund seeks to provide shareholders with long-term capital growth.

PROSPECTUS
MAY 30, 2003

Please note that this Fund:

o    is not a bank deposit

o    is not federally insured

o    is not endorsed by any bank or government agency

o    is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AMERICAN
   EXPRESS(R)

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                           3p

Goal                                               3p

Principal Investment Strategies                    3p

Principal Risks                                    4p

Past Performance                                   5p

Fees and Expenses                                  7p

Investment Manager                                 8p

Other Securities and
   Investment Strategies                          10p

Buying and Selling Shares                         11p

Valuing Fund Shares                               11p

Investment Options                                11p

Purchasing Shares                                 13p

Transactions Through American Express
   Brokerage or Third Parties                     15p

Sales Charges                                     16p

Exchanging/Selling Shares                         19p

Distributions and Taxes                           23p

Financial Highlights                              25p

--------------------------------------------------------------------------------
2p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

The Fund

GOAL

AXP Partners Small Cap Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them. These companies will often be those included in the Russell 2000(R) Growth Index. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration and distribution. AEFC has selected three asset managers to manage the Fund; INVESCO Funds Group, Inc. (INVESCO), Neuberger Berman Management Inc. (Neuberger Berman), and RS Investment Management, L.P. (RSIM). Each of the three asset managers acts independently of the others and uses its own methodology for selecting investments. All three asset managers employ an active investment strategy that focuses primarily on stocks of small companies whose businesses are expanding. New investments in the Fund, net of any redemptions, are allocated to the sub-advisers in equal portions. However, each subadviser's proportionate share of investments in the fund will vary due to market fluctuations.

In selecting investments for the Fund, each of the asset managers looks for companies that have the potential to increase in value over time. This strategy seeks to identify companies with either earnings and revenues that are growing at an accelerating pace, or the demonstrated potential for a greater-than-average increase in value.

INVESCO's methodology looks primarily for companies in the developing stages of their life cycles with one or more of the following characteristics:

o The companies are currently priced below INVESCO's estimates of their potential.

o The companies have earnings which may be expected to grow faster than the domestic economy.

o The companies offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy.

Neuberger Berman employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, they look for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the managers analyze such factors as:

o    Financial condition (such as debt to equity ratio).

o    Market share and competitive leadership of the company's products.

o    Earnings growth relative to competitors.

o Market valuation in comparison to a stock's own historical norms and the stocks of other small-cap companies.

--------------------------------------------------------------------------------
3p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Neuberger Berman follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

RSIM typically considers a number of factors in evaluating a potential investment, including whether:

o    The company has a superior management team.

o The company has experienced or has the potential for superior earnings per share momentum.

o There is a possible catalyst, such as new management or a new product, that has the potential to drive earnings and valuations higher.

RSIM may consider selling a security from its portion of the Fund's portfolio if the stock price declines substantially below the purchase price, if the price of the security attains a target price or otherwise appears relatively high, if the company's business fundamentals appear to turn negative, or if another investment appears to offer a better opportunity.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although investing in these securities would serve primarily to hedge risk, this type of investment also could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk

    Small Company Risk

    Style Risk

    Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

--------------------------------------------------------------------------------
4p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Style Risk

The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

(bar chart)
                               CLASS A PERFORMANCE
                            (based on calendar years)
   0%

  -5%

 -10%

 -15%

 -20%

 -25%

 -30%

 -35%
                                                                         -36.31%
 -40%
      1993   1994    1995   1996    1997    1998   1999    2000    2001   2002


During the period shown in the bar chart, the highest return for a calendar quarter was +6.38% (quarter ending December 2002) and the lowest return for a calendar quarter was -23.37% (quarter ending September 2002).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's Class A year to date return as of March 31, 2003 was -6.67%.


--------------------------------------------------------------------------------
5p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)


                                                 1 year         Since inception
Partners Small Cap Growth:
   Class A
     Return before taxes                         -39.96%          -26.20%(a)
     Return after taxes on distributions         -39.96%          -26.21%(a)
     Return after taxes on distributions
     and sale of fund shares                     -24.54%          -20.32%(a)
   Class B
     Return before taxes                         -39.49%          -26.15%(a)
   Class C
     Return before taxes                         -37.60%          -24.57%(a)
   Class Y
     Return before taxes                         -36.31%          -23.89%(a)
Russell 2000(R) Growth Index                     -30.26%          -24.36%(b)
Lipper Small-Cap Growth Funds Index              -27.63%          -22.65%(b)

(a) Inception date was Jan. 24, 2001.

(b) Measurement period started Feb. 1, 2001.


Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


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6p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares,

o    no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

The Lipper Small-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                            Class A    Class B    Class C   Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                        5.75%(b)     none       none      none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)      none        5%        1%(c)     none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B Class C  Class Y

Management fees(e)                              0.87%    0.87%   0.87%    0.87%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(f)                               0.68%    0.69%   0.69%    0.75%
Total                                           1.80%    2.56%   2.56%    1.62%
Fee waiver/expense reimbursement                0.10%    0.10%   0.10%    0.10%
Net expenses                                    1.70%    2.46%   2.46%    1.52%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Other expenses are based on estimated amounts for the current fiscal year. AEFC has contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2004. Under this agreement, total expenses will not exceed 1.70% for Class A; 2.46% for Class B; 2.46% for Class C and 1.52% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for the most recent fiscal year.

(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 1, 2003, the transfer agency fee for Class A, Class B, Class C and Class Y increased to $19.50, $20.50, $20.00 and $17.50 per shareholder account, respectively. The percentages above reflect these increases in transfer agency fees.


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7p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                1 year       3 years      5 years        10 years
Class A(a)        $738        $1,100       $1,486          $2,566
Class B           $649        $1,087       $1,452          $2,706(b)
Class C           $349         $ 787       $1,352          $2,892
Class Y           $155         $ 502        $ 873          $1,919

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                1 year       3 years      5 years        10 years
Class A(a)        $738        $1,100       $1,486          $2,566
Class B           $249         $ 787       $1,352          $2,706(b)
Class C           $249         $ 787       $1,352          $2,892
Class Y           $155         $ 502        $ 873          $1,919

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER

INVESCO

Stacie Cowell, CFA

Stacie Cowell, a senior vice president of INVESCO, is the lead portfolio manager of Small Company Growth Fund. Before joining INVESCO in 1997, Stacie was senior equity analyst with Founders Asset Management from 1993 to 1996 and a capital markets and trading analyst with Chase Manhattan Bank in New York.

Cameron Cooke

Cameron Cooke is the co-portfolio manager of the Fund. Mr. Cooke joined the investment division of INVESCO in 2000. Prior to joining INVESCO, Cameron was a senior equity analyst at Wells Capital Management. Mr. Cooke holds a BA in economics from the University of North Carolina at Chapel Hill.

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8p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Neuberger Berman

Jon D. Brorson

Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in December 2002. He has been co-manager of the Neuberger Millennium Fund since January 2003. He joined Northern Trust in 1980 and served as a director and portfolio manager, Institutional Asset Management from 1996 to 2002.

David H. Burshtan

Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC. He joined Neuberger Berman in December 2002. He has been co-manager of the Neuberger Millennium Fund since January 2003. Prior to joining Neuberger Berman, he was a senior portfolio manager, Institutional Asset Management, for Northern Trust from 1998 to 2002 and a portfolio manager at Scudder Kemper Investments from 1995 to 1998.

RSIM

John H. Seabern, CFA

John is a principal and co-portfolio manager of the RS Diversified Growth Fund. He has served on the management team of the RS Diversified Growth Fund since its inception. He joined the RSIM research team in September 1993. Prior to joining RSIM, John worked at Duncan-Hurst Capital Management for two years.

John L. Wallace

John is a Managing Director and portfolio manager of the RS MidCap Opportunities Fund, RS Diversified Growth Fund and related separate accounts. He joined RSIM in July 1995. Prior to joining RSIM, John was vice president and portfolio manager of the Oppenheimer Main Street Income and Growth and Total Return Funds, where he managed more than $4 billion in assets.


The Fund pays AEFC a fee for managing its assets. AEFC, in turn, pays a portion of this fee to each of the subadvisers. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.87% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


AEFC selects, contracts with and compensates subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the subadvisers, and reports periodically to the Board of Directors.

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9p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Three subadvisers, INVESCO, Neuberger Berman, and RSIM each manage a portion of the Fund's assets based upon their respective experience in managing a small cap growth fund whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. AEFC reserves the right to modify this allocation no more often than semiannually.

INVESCO is located at 7800 East Union Avenue, Denver, Colorado. INVESCO, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

Neuberger Berman is located at 605 Third Avenue Second Floor, New York, New York. Neuberger Berman, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

RSIM is located at 388 Market Street, Suite 1700, San Francisco, California. RSIM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under an Investment Subadvisory Agreement with AEFC.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser, or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, investment grade debt securities, and foreign securities. Additionally, the Fund may use derivative instruments such as options and futures contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

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10p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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11p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Investment options summary

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------
Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $500,000,     CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.
--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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12p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:            Use the Social Security or Employer
                                     Identification number of:
------------------------------------ ----------------------------------------
Individual or joint account          The individual or one of the owners
                                     listed on the joint account
------------------------------------ ----------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)
------------------------------------ ----------------------------------------
A revocable living trust             The grantor-trustee (the person who puts
                                     the  money  into the trust)
------------------------------------ ----------------------------------------
An irrevocable trust, pension        The legal entity (not the personal
trust or estate                      representative or trustee, unless no
                                     legal entity is designated in the
                                     account title)
------------------------------------ ----------------------------------------
Sole proprietorship                  The owner
------------------------------------ ----------------------------------------
Partnership                          The partnership
------------------------------------ ----------------------------------------
Corporate                            The corporation
------------------------------------ ----------------------------------------
Association, club or tax-exempt      The organization
organization
------------------------------------ ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

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13p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with
                           monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

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14p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

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15p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:
Total market value         Public offering price*        Net amount invested
Up to $49,999                      5.75%                        6.10%
$50,000-$99,999                    4.75                         4.99
$100,000-$249,999                  3.75                         3.90
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00**                       2.04**
$1,000,000 or more                 0.00                         0.00

  * Offering price includes the sales charge.

 ** The sales charge will be waived until further notice.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

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16p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. Until further notice, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold).

     Send the Fund a written request along with your payment, indicating the date and the amount of the sale.


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17p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o    within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o    within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
18p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3-1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o    at least 59-1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o    selling  under  an  approved   substantially  equal  periodic  payment
          arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

--------------------------------------------------------------------------------
19p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.


When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good form by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

--------------------------------------------------------------------------------
20p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o    the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s) (All signatures may be required. Contact AECSC for more information.),

o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

--------------------------------------------------------------------------------
21p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Four ways to receive payment when you sell shares

1 By regular or express mail

o    Mailed to the address on record.

o    Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o    Minimum redemption: $100.

o    Funds are deposited electronically into your bank account.

o    No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow two to five business days from request to deposit.

o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

3 By wire

o    Minimum redemption: $1,000.

o    Funds are wired electronically into your bank account.

o    Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow one to two business days from request to deposit for domestic wires.

o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

4 By scheduled payout plan

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

--------------------------------------------------------------------------------
22p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

--------------------------------------------------------------------------------
23p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
24p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002      2001(b)
Net asset value, beginning of period                                          $ 4.43         $4.13     $5.09
Income from investment operations:
Net investment income (loss)                                                    (.04)         (.03)       --
Net gains (losses) (both realized and unrealized)                              (1.59)          .33      (.96)
Total from investment operations                                               (1.63)          .30      (.96)
Net asset value, end of period                                                $ 2.80         $4.43     $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                                         $118          $152       $30
Ratio of expenses to average daily net assets(c),(e)                           1.55%         1.53%     1.50%(d)
Ratio of net investment income (loss) to average daily net assets             (1.23%)       (1.02%)    (.03%)(d)
Portfolio turnover rate (excluding short-term securities)                       175%          153%       35%
Total return(i)                                                              (36.79%)        7.29%   (18.86%)(j)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
25p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002      2001(b)
Net asset value, beginning of period                                          $ 4.39         $4.12     $5.09
Income from investment operations:
Net investment income (loss)                                                    (.06)         (.04)     (.01)
Net gains (losses) (both realized and unrealized)                              (1.57)          .31      (.96)
Total from investment operations                                               (1.63)          .27      (.97)
Net asset value, end of period                                                $ 2.76         $4.39     $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                                          $58           $71        $8
Ratio of expenses to average daily net assets(c),(f)                           2.31%         2.31%     2.31%(d)
Ratio of net investment income (loss) to average daily net assets             (1.99%)       (1.81%)    (.78%)(d)
Portfolio turnover rate (excluding short-term securities)                       175%          153%       35%
Total return(i)                                                              (37.13%)        6.55%   (19.06%)(j)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
26p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002      2001(b)
Net asset value, beginning of period                                          $ 4.39         $4.12     $5.09
Income from investment operations:
Net investment income (loss)                                                    (.06)         (.04)     (.01)
Net gains (losses) (both realized and unrealized)                              (1.57)          .31      (.96)
Total from investment operations                                               (1.63)          .27      (.97)
Net asset value, end of period                                                $ 2.76         $4.39     $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                                           $5            $5        $1
Ratio of expenses to average daily net assets(c),(g)                           2.31%         2.31%     2.31%(d)
Ratio of net investment income (loss) to average daily net assets             (1.99%)       (1.81%)    (.77%)(d)
Portfolio turnover rate (excluding short-term securities)                       175%          153%       35%
Total return(i)                                                              (37.13%)        6.55%   (19.06%)(j)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
27p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002      2001(b)
Net asset value, beginning of period                                          $ 4.43         $4.13     $5.09
Income from investment operations:
Net investment income (loss)                                                    (.03)         (.02)       --
Net gains (losses) (both realized and unrealized)                              (1.59)          .32      (.96)
Total from investment operations                                               (1.62)          .30      (.96)
Net asset value, end of period                                                $ 2.81         $4.43     $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                                          $--           $--       $--
Ratio of expenses to average daily net assets(c),(h)                           1.37%         1.35%     1.31%(d)
Ratio of net investment income (loss) to average daily net assets             (1.06%)        (.98%)     .11%(d)
Portfolio turnover rate (excluding short-term securities)                       175%          153%       35%
Total return(i)                                                              (36.57%)        7.32%   (18.86%)(j)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
28p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.79%, 1.89% and 4.37% for the periods ended March 31, 2003, 2002 and 2001 respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.61%, 1.71% and 4.07% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
29p -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
800-862-7919
TTY: 800-846-4852
Web site address:
www.americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3956

Ticker Symbol
Class A: AXSCX    Class B: ASGBX
Class C: APRCX    Class Y: --

--------------------------------------------------------------------------------
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------


American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474


                                                              S-6301-99 E (5/03)

AXP(R)
   Small Cap
      Advantage
          Fund

AXP Small Cap Advantage Fund seeks to provide shareholders with long-term capital growth.

PROSPECTUS
MAY 30, 2003

Please note that this Fund:

o    is not a bank deposit

o    is not federally insured

o    is not endorsed by any bank or government agency

o    is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                           3p

Goal                                               3p

Principal Investment Strategies                    3p

Principal Risks                                    4p

Past Performance                                   5p

Fees and Expenses                                  7p

Investment Manager                                 8p

Other Securities and
   Investment Strategies                           9p

Buying and Selling Shares                          9p

Valuing Fund Shares                                9p

Investment Options                                10p

Purchasing Shares                                 11p

Transactions Through American Express
   Brokerage or Third Parties                     14p

Sales Charges                                     14p

Exchanging/Selling Shares                         17p

Distributions and Taxes                           21p

Financial Highlights                              23p

--------------------------------------------------------------------------------
2p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

The Fund

GOAL

AXP Small Cap Advantage Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them. These companies will often be those included in the Russell 2000(R) Index. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


American Express Financial Corporation (AEFC), serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadviser. Kenwood Capital Management LLC (Kenwood), an indirect subsidiary of AEFC, subadvises the Fund.

Kenwood manages the Fund to provide diversified exposure to the small cap segment of the U.S. stock market. Under normal market conditions, it is expected that the Fund will be fully invested in common stocks, across a wide range of industries.

Kenwood buys stocks based on an analysis of valuation and earnings. This selection discipline favors companies that exhibit:


o Attractive valuations, based on measures such as the ratio of stock price to company earnings or free cash flow.


o Improving earnings, based on an analysis of trends in earnings forecasts and prior period earnings that were better than expected, as well as a qualitative assessment of the company's competitive market position.

Kenwood will normally sell a stock holding if:

o    The stock's price moves above a reasonable valuation target.

o    The company's financial performance fails to meet expectations.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund would invest in these securities primarily to reduce risk, this type of investment also could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

--------------------------------------------------------------------------------
3p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk

    Small Company Risk

    Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

--------------------------------------------------------------------------------
4p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

(bar graph)
                               CLASS A PERFORMANCE
                            (based on calendar years)

   5%                                                   +4.01%
   0%
  -5%                                                           -6.47%
 -10%
 -15%                                                                    -17.50%
 -20%

      1993   1994  1995   1996   1997  1998     1999     2000    2001     2002


During the period shown in the bar chart, the highest return for a calendar quarter was +17.65% (quarter ending December 2001) and the lowest return for a calendar quarter was -19.60% (quarter ending September 2002).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's Class A year to date return as of March 31, 2003 was -4.43%.


--------------------------------------------------------------------------------
5p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)
                                                  1 year      Since inception (A,B,Y)     Since inception (C)
Small Cap Advantage:
   Class A
     Return before taxes                          -22.24%           -4.06%(a)                     N/A
     Return after taxes on distributions          -22.24%           -4.68%(a)                     N/A
     Return after taxes on distributions
     and sale of fund shares                      -13.66%           -3.47%(a)                     N/A
   Class B
     Return before taxes                          -21.35%           -3.98%(a)                     N/A
   Class C
     Return before taxes                          -18.89%             N/A                      -11.04%(c)
   Class Y
     Return before taxes                          -17.24%           -2.31%(a)                     N/A
Russell 2000(R) Index                             -20.48%           -1.96%(b)                  -10.07%(d)
Lipper Small-Cap Core Funds Index                 -19.23%           +3.58%(b)                   -6.19%(d)


(a) Inception date was May 4, 1999.

(b) Measurement period started June 1, 1999.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


--------------------------------------------------------------------------------
6p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares,

o    no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Russell 2000(R) Index, an unmanaged index, measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                           Class A    Class B    Class C   Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                       5.75%(b)     none       none      none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)     none        5%        1%(c)     none

Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B Class C  Class Y

Management fees(d)                              0.72%    0.72%   0.72%    0.72%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(e)                               0.42%    0.43%   0.46%    0.45%
Total                                           1.39%    2.15%   2.18%    1.17%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.01% for the most recent fiscal year.

(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 1, 2003, the transfer agency fee for Class A, Class B, Class C and Class Y increased to $19.50, $20.50, $20.00 and $17.50 per shareholder account, respectively. The percentages above reflect these increases in transfer agency fees.


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7p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                1 year       3 years      5 years        10 years

Class A(a)        $708          $990       $1,293          $2,152
Class B           $618          $973       $1,255          $2,294(b)
Class C           $321          $682       $1,170          $2,518
Class Y           $119          $372       $  645          $1,425

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                1 year       3 years      5 years        10 years

Class A(a)        $708          $990       $1,293          $2,152
Class B           $218          $673       $1,155          $2,294(b)
Class C           $221          $682       $1,170          $2,518
Class Y           $119          $372       $  645          $1,425

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER

Jake Hurwitz, CFA, Co-Portfolio Manager


o    Managed the Fund since 1999.

o    Principal of Kenwood Capital Management LLC, since 1998.


o Prior to that, Senior Vice President and Senior Portfolio Manager, Travelers Investment Management Company (TIMCO), from 1991 to 1998.

o    Began investment career in 1978.

o    MA, University of California, MBA, New York University.

Kent Kelley, CFA, Co-Portfolio Manager


o    Managed the Fund since 1999.


o    Principal of Kenwood Capital Management LLC, since 1998.

o    Prior to that, Chief Executive Officer, TIMCO, from 1995 to 1998.

o    Began investment career in 1978.

o    MA, Yale University.

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8p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.72% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


Kenwood Capital Management LLC (Subadviser), an indirect subsidiary of AEFC, Accenture Tower at Metropolitan Centre, Suite 2330, 333 South 7th Street, Minneapolis, Minnesota 55402, subadvises the Fund's assets.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities, and debt securities. Additionally, the Fund may use derivative instruments such as futures, options and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

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9p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------
Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $500,000,     CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.
--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

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10p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

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11p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

How to determine the correct TIN

For this type of account:            Use the Social Security or Employer
                                     Identification number of:
------------------------------------ ----------------------------------------
Individual or joint account          The individual or one of the owners
                                     listed on the joint account
------------------------------------ ----------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)
------------------------------------ ----------------------------------------
A revocable living trust             The grantor-trustee (the person who puts
                                     the  money  into the trust)
------------------------------------ ----------------------------------------
An irrevocable trust, pension        The legal entity (not the personal
trust or estate                      representative or trustee, unless no
                                     legal entity is designated in the
                                     account title)
------------------------------------ ----------------------------------------
Sole proprietorship                  The owner
------------------------------------ ----------------------------------------
Partnership                          The partnership
------------------------------------ ----------------------------------------
Corporate                            The corporation
------------------------------------ ----------------------------------------
Association, club or tax-exempt      The organization
organization
------------------------------------ ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

Three ways to invest

1 By mail

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

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12p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

2 By scheduled investment plan

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with
                           monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer

If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

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13p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:
Total market value         Public offering price*        Net amount invested

Up to $49,999                      5.75%                        6.10%
$50,000-$99,999                    4.75                         4.99
$100,000-$249,999                  3.75                         3.90
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00**                       2.04**
$1,000,000 or more                 0.00                         0.00

 * Offering price includes the sales charge.

** The sales charge will be waived until further notice.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

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14p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. Until further notice, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold).

     Send the Fund a written request along with your payment, indicating the date and the amount of the sale.


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15p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o    within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o    within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                 The CDSC percentage rate is:

First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

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16p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3-1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o    at least 59-1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o    selling  under  an  approved   substantially  equal  periodic  payment
          arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

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17p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.


When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good form by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.


Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.

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

Two ways to request an exchange or sale of shares

1 By letter

Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o    the dollar amount or number of shares you want to exchange or sell,

o    signature(s)  of  registered   account  owner(s)  (All  signatures  may  be
     required. Contact AECSC for more information.),

o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

--------------------------------------------------------------------------------
19p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

Four ways to receive payment when you sell shares

1 By regular or express mail

o    Mailed to the address on record.

o    Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o    Minimum redemption: $100.

o    Funds are deposited electronically into your bank account.

o    No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow two to five business days from request to deposit.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire

o    Minimum redemption: $1,000.

o    Funds are wired electronically into your bank account.

o    Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow one to two business days from request to deposit for domestic wires.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

4 By scheduled payout plan

o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

--------------------------------------------------------------------------------
20p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

--------------------------------------------------------------------------------
21p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
22p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002         2001      2000(b)
Net asset value, beginning of period                                           $ 5.43        $4.79        $6.07     $5.00
Income from investment operations:
Net investment income (loss)                                                     (.02)        (.02)        (.01)     (.01)
Net gains (losses) (both realized and unrealized)                               (1.31)         .66         (.98)     1.11
Total from investment operations                                                (1.33)         .64         (.99)     1.10
Less distributions:
Distributions from realized gains                                                  --           --         (.29)     (.03)
Net asset value, end of period                                                 $ 4.10        $5.43        $4.79     $6.07

Ratios/supplemental data
Net assets, end of period (in millions)                                          $272         $414         $352      $281
Ratio of expenses to average daily net assets(d)                                1.38%        1.25%        1.25%     1.32%(e),(f)
Ratio of net investment income (loss) to average daily net assets               (.38%)       (.31%)       (.11%)    (.54%)(e)
Portfolio turnover rate (excluding short-term securities)                        128%         136%         144%      108%
Total return(i)                                                               (24.49%)      13.36%      (16.59%)   22.04%(j)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
23p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002         2001      2000(b)
Net asset value, beginning of period                                           $ 5.31        $4.72       $ 6.03     $5.00
Income from investment operations:
Net investment income (loss)                                                     (.05)        (.05)        (.04)     (.03)
Net gains (losses) (both realized and unrealized)                               (1.29)         .64         (.98)     1.09
Total from investment operations                                                (1.34)         .59        (1.02)     1.06
Less distributions:
Distributions from realized gains                                                  --           --         (.29)     (.03)
Net asset value, end of period                                                 $ 3.97        $5.31       $ 4.72     $6.03

Ratios/supplemental data
Net assets, end of period (in millions)                                          $141         $221         $184      $140
Ratio of expenses to average daily net assets(d)                                2.14%        2.02%        2.02%     2.09%(e),(g)
Ratio of net investment income (loss) to average daily net assets              (1.15%)      (1.08%)       (.88%)   (1.32%)(e)
Portfolio turnover rate (excluding short-term securities)                        128%         136%         144%      108%
Total return(i)                                                               (25.24%)      12.50%      (17.21%)   21.24%(j)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
24p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002         2001(c)
Net asset value, beginning of period                                           $ 5.31        $4.72        $5.92
Income from investment operations:
Net investment income (loss)                                                     (.05)        (.05)        (.01)
Net gains (losses) (both realized and unrealized)                               (1.28)         .64         (.90)
Total from investment operations                                                (1.33)         .59         (.91)
Less distributions:
Distributions from realized gains                                                  --           --         (.29)
Net asset value, end of period                                                 $ 3.98        $5.31        $4.72

Ratios/supplemental data
Net assets, end of period (in millions)                                            $5           $5           $2
Ratio of expenses to average daily net assets(d)                                2.17%        2.04%        2.02%(e)
Ratio of net investment income (loss) to average daily net assets              (1.16%)      (1.10%)       (.84%)(e)
Portfolio turnover rate (excluding short-term securities)                        128%         136%         144%
Total return(i)                                                               (25.05%)      12.50%      (15.67%)(j)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
25p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002         2001      2000(b)
Net asset value, beginning of period                                           $ 5.46        $4.81        $6.08     $5.00
Income from investment operations:
Net investment income (loss)                                                     (.02)        (.01)         .01      (.01)
Net gains (losses) (both realized and unrealized)                               (1.32)         .66         (.99)     1.12
Total from investment operations                                                (1.34)         .65         (.98)     1.11
Less distributions:
Distributions from realized gains                                                  --           --         (.29)     (.03)
Net asset value, end of period                                                 $ 4.12        $5.46        $4.81     $6.08

Ratios/supplemental data
Net assets, end of period (in millions)                                           $--          $--          $--       $--
Ratio of expenses to average daily net assets(d)                                1.16%        1.08%        1.12%     1.16%(e),(h)
Ratio of net investment income (loss) to average daily net assets               (.27%)       (.14%)       (.05%)    (.13%)(e)
Portfolio turnover rate (excluding short-term securities)                        128%         136%         144%      108%
Total return(i)                                                               (24.54%)      13.51%      (16.39%)   22.24%(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.

(c)  Inception date was June 26, 2000.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(e)  Adjusted to an annual basis.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.77% for the period ended March 31, 2000.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.53% for the period ended March 31, 2000.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.61% for the period ended March 31, 2000.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
26p -- AXP SMALL CAP ADVANTAGE FUND -- 2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3956

Ticker Symbol
Class A: ASAAX    Class B: ASABX
Class C: ADVCX    Class Y: --

--------------------------------------------------------------------------------
(logo)
American
 Express(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                              S-6427-99 G (5/03)

AXP(R)
    Strategy
         Aggressive
              Fund

AXP Strategy Aggressive Fund seeks to provide shareholders with long-term growth of capital.

PROSPECTUS

MAY 30, 2003


Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                             3p

Goal                                                                 3p

Principal Investment Strategies                                      3p

Principal Risks                                                      4p

Past Performance                                                     5p


Fees and Expenses                                                    7p

Investment Manager                                                   8p


Other Securities and
   Investment Strategies                                             9p


Buying and Selling Shares                                            9p

Valuing Fund Shares                                                  9p

Investment Options                                                   9p

Purchasing Shares                                                   11p

Transactions Through American Express
   Brokerage or Third Parties                                       13p


Sales Charges                                                       14p

Exchanging/Selling Shares                                           17p


Distributions and Taxes                                             20p

Financial Highlights                                                21p


--------------------------------------------------------------------------------
2p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

The Fund

GOAL

AXP Strategy Aggressive Fund (the Fund) seeks to provide shareholders with long-term growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in securities of growth companies. Under normal market conditions, at least 65% of the Fund's total assets are invested in equity securities.


In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:


o Considering opportunities and risks within growing industries and new technologies.

o    Selecting companies that AEFC believes have aggressive growth prospects.

o    Identifying small and medium companies with:


     o    effective management,

     o    financial strength, and

     o    competitive market position.


In evaluating whether to sell a security, AEFC considers, among other factors, whether:


     o    The security is overvalued relative to alternative investments.

     o    The security has reached AEFC's price objective.

     o    The company's characteristics change.

     o    The company has met AEFC's earnings and/or growth expectations.

     o Political, economic, or other events could affect the company's performance.

     o    AEFC wishes to minimize potential losses.

     o    AEFC wishes to lock-in profits.

     o    AEFC identifies a more attractive opportunity.

     o The company or the security continues to meet the other standards described above.


During weak or declining markets or when growth opportunities are unavailable, the Fund may invest more of its assets in money market securities or debt obligations. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

--------------------------------------------------------------------------------
3p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

     Market Risk

     Style Risk

     Small Company Risk

     Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Style Risk

The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

--------------------------------------------------------------------------------
4p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

(bar chart)
                               Class B Performance
                        (based on calendar years)
 80%

 70%                                              +71.94%

 60%

 50%

 40%
                   -35.03%
 30%

 20%                       +18.19%         +18.37%
                                   +14.70%
 10%
      +7.99%
  0%
            -6.87%
-10%

-20%                                                     -19.09%

-30%                                                             -33.47% -32.70%

-40%

       1993  1994   1995    1996    1997    1998   1999   2000    2001    2002

During the period shown in the bar chart, the highest return for a calendar quarter was +54.73% (quarter ending December 1999) and the lowest return for a calendar quarter was -28.85% (quarter ending March 2001).

The CDSC applicable to Class B shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class A, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The Fund's Class B year to date return as of March 31, 2003 was -1.16%.


--------------------------------------------------------------------------------
5p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)
                                                                                  Since            Since
                                             1 year    5 years    10 years   inception (A&Y)   inception (C)
Strategy Aggressive:
   Class A
     Return before taxes                     -36.10%    -6.32%       N/A        +3.14%(a)           N/A
   Class B
     Return before taxes                     -35.39%    -6.02%     +3.10%          N/A              N/A
     Return after taxes on distributions     -35.39%    -8.76%     +0.01%          N/A              N/A
     Return after taxes on distributions
     and sale of fund shares                 -21.73%    -3.79%     +2.29%          N/A              N/A
   Class C
     Return before taxes                     -33.37%      N/A        N/A           N/A          -33.51%(c)
   Class Y
     Return before taxes                     -32.08%    -5.09%       N/A        +4.05%(a)           N/A
Russell MidCap(R) Growth Index               -27.41%    -1.82%     +6.71%       +6.15%(b)       -26.95%(d)
Lipper Mid-Cap Growth Funds Index            -28.47%    -1.49%     +6.41%       +5.61%(b)       -27.08%(d)


(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class A and Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class B, adjusted to reflect differences in sales charges, although not for other differences in expenses.

After-Tax Returns


After-tax returns are shown only for Class B shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


--------------------------------------------------------------------------------
6p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,


o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares,

o    no sales charge for Class Y shares, and


o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.


The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                               Class A     Class B   Class C    Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                           5.75%(b)      none      none       none
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)         none         5%       1%(c)      none

Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:   Class A  Class B Class C  Class Y

Management fees(d)                              0.51%    0.51%   0.51%    0.51%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(e)                               0.53%    0.55%   0.58%    0.57%
Total                                           1.29%    2.06%   2.09%    1.08%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.09% for the most recent fiscal year.

(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 1, 2003, the transfer agency fee for Class A, Class B, Class C and Class Y increased to $19.50, $20.50, $20.00 and $17.50 per shareholder account, respectively. The percentages above reflect these increases in transfer agency fees.


--------------------------------------------------------------------------------
7p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                      1 year     3 years     5 years     10 years
Class A(a)             $699        $961      $1,243       $2,047
Class B                $609        $946      $1,209       $2,196(b)
Class C                $312        $655      $1,125       $2,425
Class Y                $110        $344      $  596       $1,322

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                     1 year      3 years     5 years     10 years
Class A(a)             $699        $961      $1,243       $2,047
Class B                $209        $646      $1,109       $2,196(b)
Class C                $212        $655      $1,125       $2,425
Class Y                $110        $344      $  596       $1,322

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER


Paul Rokosz, CFA, Portfolio Manager

o    Managed the Fund since 2002.

o    Joined AEFC in 1998.

o    Prior to that, Senior Analyst, Putnam Investments, from 1994 to 1998.

o    Began investment career in 1986.

o    MBA, University of Chicago Graduate School of Business.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.51% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


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


The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


OTHER SECURITIES AND INVESTMENT STRATEGIES


The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as foreign securities, money market securities, debt obligations rated B or higher, and convertible securities. Additionally, the Fund may utilize derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.


Buying and Selling Shares

VALUING FUND SHARES

The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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

Investment options summary

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:


                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------
Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $500,000,     CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.
--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.


How to determine the correct TIN


For this type of account:            Use the Social Security or Employer
                                     Identification number of:
------------------------------------ ----------------------------------------
Individual or joint account          The individual or one of the owners
                                     listed on the joint account
------------------------------------ ----------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)
------------------------------------ ----------------------------------------
A revocable living trust             The grantor-trustee (the person who puts
                                     the  money  into the trust)
------------------------------------ ----------------------------------------
An irrevocable trust, pension        The legal entity (not the personal
trust or estate                      representative or trustee, unless no
                                     legal entity is designated in the
                                     account title)
------------------------------------ ----------------------------------------
Sole proprietorship                  The owner
------------------------------------ ----------------------------------------
Partnership                          The partnership
------------------------------------ ----------------------------------------
Corporate                            The corporation
------------------------------------ ----------------------------------------
Association, club or tax-exempt      The organization
organization
------------------------------------ ----------------------------------------


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).


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

Three ways to invest


1 By mail


Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300
Qualified accounts:        none

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.


2 By scheduled investment plan


Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o    automatic payroll deduction,

o    bank authorization,

o    direct deposit of Social Security check, or

o    other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $50 per payment for qualified accounts;
                           $100 per payment for nonqualified accounts
Account balances:          none (on a scheduled investment plan with monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.

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


3 By wire or electronic funds transfer


If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN  55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE  OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

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13p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                    Sales charge as percentage of:
Total market value        Public offering price*        Net amount invested
Up to $49,999                      5.75%                       6.10%
$50,000-$99,999                    4.75                        4.99
$100,000-$249,999                  3.75                        3.90
$250,000-$499,999                  2.50                        2.56
$500,000-$999,999                  2.00**                      2.04**
$1,000,000 or more                 0.00                        0.00

  * Offering price includes the sales charge.


 ** The sales charge will be waived until further notice.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

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14p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.


o shareholders who have at least $1 million in American Express mutual funds. Until further notice, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold).


     Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o    purchases made:


     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o   within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o   within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.


o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

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15p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:        The CDSC percentage rate is:
First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example


Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.


Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:


     o   at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o selling under an approved substantially equal periodic payment arrangement.


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16p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.


To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.


When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good form by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

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17p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.


Two ways to request an exchange or sale of shares


1 By letter


Include in your letter:

o    the name of the fund(s),

o    the class of shares to be exchanged or sold,

o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),

o    your Social Security number or Employer Identification number,

o    the dollar amount or number of shares you want to exchange or sell,


o signature(s) of registered account owner(s) (All signatures may be required. Contact AECSC for more information.),


o    for sales, indicate how you want your money delivered to you, and

o    any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

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18p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

2 By telephone

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

Four ways to receive payment when you sell shares


1 By regular or express mail


o    Mailed to the address on record.

o    Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.


2 By electronic funds transfer (EFT or ACH)


o    Minimum redemption: $100.

o    Funds are deposited electronically into your bank account.

o    No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow two to five business days from request to deposit.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.


3 By wire


o    Minimum redemption: $1,000.

o    Funds are wired electronically into your bank account.

o    Applicable wire charges will vary depending on service provided.

o Bank account must be in the same ownership as the American Express mutual fund account.

o    Allow one to two business days from request to deposit for domestic wires.

o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

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19p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

4 By scheduled payout plan


o    Minimum payment: $50.

o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. As a result of the Fund's goal and investment strategies, distributions from the Fund may consist of a significant amount of capital gains.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

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20p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $12.11     $13.43    $ 37.03     $22.88    $22.12
Income from investment operations:
Net investment income (loss)                                       (.11)      (.04)      (.05)      (.05)     (.10)
Net gains (losses) (both realized and unrealized)                 (3.51)     (1.28)    (17.20)     21.58      1.12
Total from investment operations                                  (3.62)     (1.32)    (17.25)     21.53      1.02
Less distributions:
Distributions from realized gains                                    --         --      (6.35)     (7.38)     (.26)
Net asset value, end of period                                  $  8.49     $12.11    $ 13.43     $37.03    $22.88

Ratios/supplemental data
Net assets, end of period (in millions)                            $526       $936     $1,088     $1,721      $608
Ratio of expenses to average daily net assets(c)                  1.28%      1.09%      1.10%      1.06%     1.02%
Ratio of net investment income (loss)
   to average daily net assets                                   (1.02%)     (.29%)     (.26%)     (.22%)    (.48%)
Portfolio turnover rate (excluding short-term securities)           63%       216%       137%       155%       98%
Total return(e)                                                 (29.89%)    (9.83%)   (50.27%)   100.97%     4.68%

See accompanying notes to financial highlights.


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21p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $11.02     $12.33    $ 35.06     $22.05    $21.48
Income from investment operations:
Net investment income (loss)                                       (.18)      (.14)      (.20)      (.22)     (.27)
Net gains (losses) (both realized and unrealized)                 (3.17)     (1.17)    (16.18)     20.61      1.10
Total from investment operations                                  (3.35)     (1.31)    (16.38)     20.39       .83
Less distributions:
Distributions from realized gains                                    --         --      (6.35)     (7.38)     (.26)
Net asset value, end of period                                  $  7.67     $11.02    $ 12.33     $35.06    $22.05

Ratios/supplemental data
Net assets, end of period (in millions)                            $241       $553       $794     $1,616      $806
Ratio of expenses to average daily net assets(c)                  2.05%      1.86%      1.86%      1.81%     1.78%
Ratio of net investment income (loss)
   to average daily net assets                                   (1.80%)    (1.04%)    (1.03%)    (1.00%)   (1.25%)
Portfolio turnover rate (excluding short-term securities)           63%       216%       137%       155%       98%
Total return(e)                                                 (30.40%)   (10.62%)   (50.63%)    99.59%     3.88%

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                     2003        2002     2001(b)
Net asset value, beginning of period                             $11.03     $12.33    $ 30.40
Income from investment operations:
Net investment income (loss)                                       (.17)      (.13)      (.07)
Net gains (losses) (both realized and unrealized)                 (3.19)     (1.17)    (11.65)
Total from investment operations                                  (3.36)     (1.30)    (11.72)
Less distributions:
Distributions from realized gains                                    --         --      (6.35)
Net asset value, end of period                                  $  7.67     $11.03    $ 12.33

Ratios/supplemental data
Net assets, end of period (in millions)                              $2         $4         $3
Ratio of expenses to average daily net assets(c)                  2.08%      1.89%      1.86%(d)
Ratio of net investment income (loss)
   to average daily net assets                                   (1.83%)    (1.12%)     (.84%)(d)
Portfolio turnover rate (excluding short-term securities)           63%       216%       137%
Total return(e)                                                 (30.46%)   (10.54%)   (43.07%)(f)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
22p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $12.28     $13.60    $ 37.33     $23.00    $22.22
Income from investment operations:
Net investment income (loss)                                       (.09)      (.01)      (.01)      (.01)     (.10)
Net gains (losses) (both realized and unrealized)                 (3.56)     (1.31)    (17.37)     21.72      1.14
Total from investment operations                                  (3.65)     (1.32)    (17.38)     21.71      1.04
Less distributions:
Distributions from realized gains                                    --        --       (6.35)    (7.38)     (.26)
Net asset value, end of period                                  $  8.63     $12.28    $ 13.60     $37.33    $23.00

Ratios/supplemental data
Net assets, end of period (in millions)                              $1         $4         $4        $--       $--
Ratio of expenses to average daily net assets(c)                  1.07%       .91%       .96%       .89%      .92%
Ratio of net investment income (loss)
   to average daily net assets                                    (.82%)     (.13%)     (.03%)     (.07%)    (.40%)
Portfolio turnover rate (excluding short-term securities)           63%       216%       137%       155%       98%
Total return(e)                                                 (29.72%)    (9.77%)   (50.21%)   101.29%     4.74%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


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23p   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-3956

Ticker Symbol
Class A: ISAAX    Class B:INAGX
Class C: ASACX    Class Y:ASAYX

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474



                                                              S-6381-99 N (5/03)

                          AXP(R) STRATEGY SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                            AXP(R) EQUITY VALUE FUND (the Fund)

                                  MAY 30, 2003

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                                  p.  3

Fundamental Investment Policies                                        p.  4

Investment Strategies and Types of Investments                         p.  5

Information Regarding Risks and Investment Strategies                  p.  6

Security Transactions                                                  p. 23


Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                              p. 24

Performance Information                                                p. 25

Valuing Fund Shares                                                    p. 27

Investing in the Fund                                                  p. 27

Selling Shares                                                         p. 30

Pay-out Plans                                                          p. 30

Capital Loss Carryover                                                 p. 31

Taxes                                                                  p. 31

Agreements                                                             p. 32

Organizational Information                                             p. 35

Board Members and Officers                                             p. 39

Principal Holders of Securities                                        p. 42

Independent Auditors                                                   p. 42

Appendix: Description of Ratings                                       p. 43


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2 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Mutual Fund Checklist

     [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

     [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

     [X]   A higher rate of return typically involves a higher risk of loss.

     [X]   Past performance is not a reliable indicator of future performance.

     [X]   ALL mutual funds have costs that lower investment return.

     [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

     [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                                      Market price               Shares
investment                                    of a share               acquired
  $100                                         $  6.00                   16.7
   100                                            4.00                   25.0
   100                                            4.00                   25.0
   100                                            6.00                   16.7
   100                                            5.00                   20.0
   ---                                            ----                   ----
  $500                                          $25.00                  103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5)

The average price you paid for each share:        $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

--------------------------------------------------------------------------------
3 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

--------------------------------------------------------------------------------
4 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments         Allowable for the Fund?
Agency and Government Securities                                 yes
Borrowing                                                        yes
Cash/Money Market Instruments                                    yes
Collateralized Bond Obligations                                  yes
Commercial Paper                                                 yes
Common Stock                                                     yes
Convertible Securities                                           yes
Corporate Bonds                                                  yes
Debt Obligations                                                 yes
Depositary Receipts                                              yes
Derivative Instruments (including Options and Futures)           yes
Foreign Currency Transactions                                    yes
Foreign Securities                                               yes
High-Yield (High-Risk) Securities (Junk Bonds)                   yes
Illiquid and Restricted Securities                               yes
Indexed Securities                                               yes
Inverse Floaters                                                 no
Investment Companies                                             yes
Lending of Portfolio Securities                                  yes
Loan Participations                                              yes
Mortgage- and Asset-Backed Securities                            yes
Mortgage Dollar Rolls                                            no
Municipal Obligations                                            yes
Preferred Stock                                                  yes
Real Estate Investment Trusts                                    yes
Repurchase Agreements                                            yes
Reverse Repurchase Agreements                                    yes
Short Sales                                                      no
Sovereign Debt                                                   yes
Structured Products                                              yes
Swap Agreements                                                  no
Variable- or Floating-Rate Securities                            yes
Warrants                                                         yes
When-Issued Securities and Forward Commitments                   yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities             yes

--------------------------------------------------------------------------------
5 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o The Fund may not invest in debt securities rated lower than B (or in unrated bonds of comparable quality). Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.

o The Fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest more than 10% of its total assets in the securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not buy on margin or sell securities short, except the Fund may make margin payments in connection with transactions in futures contracts.

o Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

--------------------------------------------------------------------------------
6 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

--------------------------------------------------------------------------------
7 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES


The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.


Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

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Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

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Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

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Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

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Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

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Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

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The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

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As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume

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than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

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Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

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Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and

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interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

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Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

--------------------------------------------------------------------------------
21 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.


The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.


--------------------------------------------------------------------------------
22 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution.

--------------------------------------------------------------------------------
23 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $2,826,803 for fiscal year ended March 31, 2003, $3,593,384 for fiscal year 2002, and $5,487,099 for fiscal year 2001. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2003, transactions amounting to $1,118,018, on which $1,550 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                   Value of securities
Name of issuer                                  owned at end of fiscal year
Bank of America                                         $15,172,680
Citigroup                                                37,895,000
FleetBoston Financial                                    11,462,400
J.P. Morgan Chase                                         7,224,437
Lehman Brothers Holding                                  36,671,250
Merrill Lynch                                            10,266,000
Morgan Stanley                                            9,012,250

The portfolio turnover rate was 38% in the most recent fiscal year, and 61% in the year before.

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal year                                2003                                 2002               2001
                                                                           Percent of
                                                                        aggregate dollar
                                                                            amount of
                                    Aggregate dollar     Percent of       transactions     Aggregate dollar   Aggregate dollar
                                        amount of         aggregate         involving          amount of          amount of
                        Nature of      commissions        brokerage        payment of         commissions        commissions
Broker                 affiliation   paid to broker      commissions       commissions      paid to broker     paid to broker
American Enterprise   Wholly-owned       $5,415*            0.19%             0.59%             $1,701             $10,116
Investment            subsidiary of
Services Inc.         AEFC

* Represents brokerage clearing fees.


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24 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.


The Fund's average annual total returns (both before and after taxes) for the one-, five-, and ten-year periods, or since inception, as applicable, ended March 31, 2003, are set forth below:

                                                                                         Since            Since
                                            1 year      5 years       10 years       inception (A&Y)   inception (C)
Class A
   Return before taxes                      -35.51%      -7.43%          N/A            +4.10%(a)           N/A
Class B
   Return before taxes                      -34.83%      -7.18%        +4.41%              N/A              N/A
   Return after taxes on distributions      -34.92%      -8.63%        +1.66%              N/A              N/A
   Return after taxes on distributions
   and sale of fund shares                  -21.38%      -5.44%        +2.73%              N/A              N/A
Class C
   Return before taxes                      -32.09%        N/A           N/A               N/A          -12.71%(b)
Class Y
   Return before taxes                      -31.41%      -6.20%          N/A            +5.03%(a)           N/A

(a) Inception date was March 20, 1995.

(b) Inception date was June 26, 2000.

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:           P =  a hypothetical initial payment of $1,000

                 T =  average annual total return

                 n =  number of years

               ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


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25 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

AFTER TAX RETURNS

The Fund may calculate estimated after tax returns based on the highest historical individual federal marginal income tax rates, the estimates do not reflect the effect of state and local taxes, according to the following formulas:

Average Annual Total Returns (After Taxes on Distributions)

                        P(1+T)(to the power of n) = ATVD

where:        P =  a hypothetical initial investment of $1,000

              T =  average annual total return (after taxes on distributions)

              n =  number of years

           ATVD = ending after tax value on distributions of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Returns (After Taxes on Distributions and Redemptions)

                        P(1+T)(to the power of n) = ATVDR

where:        P =  a hypothetical initial investment of $1,000

              T = average annual total return (after taxes on distributions and redemptions)

              n =  number of years

          ATVDR = ending after tax value on distributions of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemptions.


AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                   ---------
                                        P

where:           P =  a hypothetical initial payment of $1,000

               ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.


--------------------------------------------------------------------------------
26 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $684,679,467        divided by            107,104,486           equals                   $6.39
Class B                 318,966,578                               49,819,866                                     6.40
Class C                   2,666,029                                  419,187                                     6.36
Class Y                   2,736,459                                  427,567                                     6.40


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $6.39, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $6.78. The sales charge is paid to the Distributor by the person buying the shares.



--------------------------------------------------------------------------------
27 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                                  Sales charge as a percentage of:
Total market value        Public offering price        Net amount invested
Up to $49,999                     5.75%                        6.10%
$50,000-$99,999                   4.75                         4.99
$100,000-$249,999                 3.75                         3.90
$250,000-$499,999                 2.50                         2.56
$500,000-$999,999                 2.00*                        2.04*
$1,000,000 or more                0.00                         0.00

* The sales charge will be waived until further notice.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                       Number of participants
Total plan assets                 1-99                     100 or more
Less than $1 million               4%                          0%
$1 million or more                 0%                          0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.


--------------------------------------------------------------------------------
28 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

         o  at least $10 million in plan assets or

         o  500 or more participants; or

     o   does not use daily transfer recordkeeping and has

         o  at least $3 million invested in American Express mutual funds or

         o  500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

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29 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

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30 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $307,279,175 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                2010              2011             2012
             $12,780,285      $254,474,357      $40,024,533

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, 100% of the Fund's net investment income dividends qualified for the corporate deduction.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

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31 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                             Annual rate at each asset level
First  $0.50                                               0.530%
Next    0.50                                               0.505
Next    1.00                                               0.480
Next    1.00                                               0.455
Next    3.00                                               0.430
Over    6.00                                               0.400



On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.517% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


--------------------------------------------------------------------------------
32 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Large-Cap Value Funds Index (Index). The performance difference is then used to determine the adjustment rate. Beginning on Dec. 1, 2002, the adjustment rate, computed to five decimal places, is determined in accordance with the following table:

Performance
difference       Adjustment rate

0.00%-0.50%      0

0.50%-1.00%      6 basis points times the performance difference over 0.50%
                 (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%      3 basis points, plus 3 basis points times the performance
                 difference over 1.00% (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%      6 basis points, plus 2 basis points times the performance
                 difference over 2.00% (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%      10 basis points, plus 1 basis point times the performance
                 difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more    12 basis points

For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.00120 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

For a period of six months beginning Dec. 1, 2002, the adjustment will be calculated based on the lesser of the amount due under the new adjustment or under the adjustment used prior to Dec. 1, 2002. Prior to Dec. 1, 2002, the adjustment, determined monthly, was calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Index. One percentage point was subtracted from the calculation to help assure that incentive adjustments were attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number was multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.


The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $937,701 for fiscal year 2003.

The management fee is paid monthly. Under the agreement, the total amount paid was $5,929,794 for fiscal year 2003, $10,337,896 for fiscal year 2002, and $10,038,427 for fiscal year 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $514,413 for fiscal year 2003, $460,463 for fiscal year 2002, and $338,946 for fiscal year 2001.


Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

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33 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o    reasonable level of AEFC's profitability from its mutual fund operations.

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                             Annual rate at each asset level
First  $0.50                                               0.040%
Next    0.50                                               0.035
Next    1.00                                               0.030
Next    1.00                                               0.025
Next    3.00                                               0.020
Over    6.00                                               0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.037% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Under the agreement, the Fund paid fees of $503,915 for fiscal year 2003, $680,433 for fiscal year 2002, and $721,240 for fiscal year 2001.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20.00 per year and for Class Y is $17.50 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

In addition, there is an annual closed-account fee of $5.00 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system.


DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $1,056,778 for fiscal year 2003. After paying commissions to personal financial advisors, and other expenses, the amount retained was $257,505. The amounts were $2,099,971 and $68,847 for fiscal year 2002, and $1,593,859 and $281,695 for fiscal year 2001.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

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34 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

PLAN AND AGREEMENT OF DISTRIBUTION


For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.


Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $2,185,598 for Class A shares, $4,716,405 for Class B shares and $33,926 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

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35 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $61 billion for the publicly offered American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $194 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 3,600 registered branch offices and more than 10,100 financial advisors.


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                                    Date of          Form of        State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) California Tax-Exempt Trust                                    4/7/86     Business Trust(2)     MA        6/30
   AXP(R) California Tax-Exempt Fund                                                                                          No

AXP(R) Dimensions Series, Inc.(4)                           2/20/68, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Growth Dimensions Fund                                                                                             Yes
   AXP(R) New Dimensions Fund                                                                                                Yes

AXP(R) Discovery Series, Inc.(4)                            4/29/81, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Discovery Fund                                                                                                     Yes

AXP(R) Equity Series, Inc.(4)                               3/18/57, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) Equity Select Fund                                                                                                 Yes

AXP(R) Fixed Income Series, Inc.(4)                         6/27/74, 6/31/86(1)     Corporation     NV/MN        8/31
   AXP(R) Bond Fund                                                                                                          Yes

AXP(R) Global Series, Inc.                                          10/28/88        Corporation        MN       10/31
   AXP(R) Emerging Markets Fund                                                                                              Yes
   AXP(R) Global Balanced Fund                                                                                               Yes
   AXP(R) Global Bond Fund                                                                                                    No
   AXP(R) Global Growth Fund                                                                                                 Yes
   AXP(R) Global Technology Fund(3)                                                                                           No

AXP(R) Government Income Series, Inc.(4)                             3/12/85        Corporation        MN        5/31
   AXP(R) Federal Income Fund                                                                                                Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                      Yes

AXP(R) Growth Series, Inc.                                  5/21/70, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Growth Fund                                                                                                        Yes
   AXP(R) Large Cap Equity Fund                                                                                              Yes
   AXP(R) Large Cap Value Fund                                                                                               Yes

   AXP(R) Quantitative Large Cap Equity Fund                                                                                 Yes

   AXP(R) Research Opportunities Fund                                                                                        Yes

AXP(R) High Yield Income Series, Inc.(4)                             8/17/83        Corporation        MN        5/31
   AXP(R) Extra Income Fund                                                                                                  Yes

AXP(R) High Yield Tax-Exempt Series, Inc.(4)               12/21/78, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                         Yes

AXP(R) Income Series, Inc.(4)                               2/10/45, 6/13/86(1)     Corporation     NV/MN        5/31
   AXP(R) Selective Fund                                                                                                     Yes

--------------------------------------------------------------------------------
36 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                                    Date of          Form of        State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) International Series, Inc.(4)                                 7/18/84        Corporation        MN       10/31
   AXP(R) European Equity Fund                                                                                                No
   AXP(R) International Fund                                                                                                 Yes

AXP(R) Investment Series, Inc.                              1/18/40, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Diversified Equity Income Fund                                                                                     Yes
   AXP(R) Mid Cap Value Fund                                                                                                 Yes
   AXP(R) Mutual                                                                                                             Yes

AXP(R) Managed Series, Inc.                                          10/9/84        Corporation        MN        9/30
   AXP(R) Managed Allocation Fund                                                                                            Yes

AXP(R) Market Advantage Series, Inc.                                 8/25/89        Corporation        MN        1/31
   AXP(R) Blue Chip Advantage Fund                                                                                           Yes
   AXP(R) Mid Cap Index Fund                                                                                                  No
   AXP(R) S&P 500 Index Fund                                                                                                  No
   AXP(R) Small Company Index Fund                                                                                           Yes

AXP(R) Money Market Series, Inc.                            8/22/75, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Cash Management Fund                                                                                               Yes

AXP(R) Partners Series, Inc.                                         3/20/01        Corporation        MN        5/31

   AXP(R) Partners Aggressive Growth Fund                                                                                    Yes

   AXP(R) Partners Fundamental Value Fund                                                                                    Yes

   AXP(R) Partners Growth Fund                                                                                               Yes

   AXP(R) Partners Select Value Fund                                                                                         Yes
   AXP(R) Partners Small Cap Core Fund                                                                                       Yes
   AXP(R) Partners Small Cap Value Fund                                                                                       No
   AXP(R) Partners Value Fund                                                                                                Yes

AXP(R) Partners International Series, Inc.                            5/9/01        Corporation        MN       10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                      Yes
   AXP(R) Partners International Core Fund                                                                                   Yes
   AXP(R) Partners International Select Value Fund                                                                           Yes
   AXP(R) Partners International Small Cap Fund                                                                              Yes

AXP(R) Progressive Series, Inc.(4)                          4/23/68, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Progressive Fund                                                                                                   Yes

AXP(R) Sector Series, Inc.(3),(4)                                    3/25/88        Corporation        MN        6/30
   AXP(R) Utilities Fund                                                                                                     Yes

AXP(R) Selected Series, Inc.(4)                                      10/5/84        Corporation        MN        3/31
   AXP(R) Precious Metals Fund                                                                                                No

AXP(R) Special Tax-Exempt Series Trust                                4/7/86     Business Trust(2)     MA        6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                            Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                       No
   AXP(R) Michigan Tax-Exempt Fund                                                                                            No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                           No
   AXP(R) New York Tax-Exempt Fund                                                                                            No
   AXP(R) Ohio Tax-Exempt Fund                                                                                                No

AXP(R) Stock Series, Inc.(4)                                2/10/45, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Stock Fund                                                                                                         Yes

--------------------------------------------------------------------------------
37 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                                    Date of          Form of        State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) Strategy Series, Inc.                                         1/24/84        Corporation        MN        3/31
   AXP(R) Equity Value Fund                                                                                                  Yes
   AXP(R) Focused Growth Fund(3)                                                                                              No
   AXP(R) Partners Small Cap Growth Fund(3)                                                                                  Yes
   AXP(R) Small Cap Advantage Fund                                                                                           Yes
   AXP(R) Strategy Aggressive Fund                                                                                           Yes

AXP(R) Tax-Exempt Series, Inc.                              9/30/76, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                       Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                               Yes

AXP(R) Tax-Free Money Series, Inc.(4)                       2/29/80, 6/13/86(1)     Corporation     NV/MN       12/31
   AXP(R) Tax-Free Money Fund                                                                                                Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.

--------------------------------------------------------------------------------
38 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 80 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Arne H. Carlson                    Board member since     Chair, Board Services                         Joint Audit,
901 S. Marquette Ave.              1999                   Corporation (provides                         Contracts,
Minneapolis, MN 55402                                     administrative                                Executive,
Age 68                                                    services to boards).                          Investment Review,
                                                          Former Governor of                            Board Effectiveness
                                                          Minnesota
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Philip J. Carroll, Jr.             Board member since     Retired Chairman and     Scottish Power       Joint Audit,
901 S. Marquette Ave.              2002                   CEO, Fluor Corporation   PLC, Vulcan          Contracts
Minneapolis, MN 55402                                     (engineering and         Materials Company,
Age 65                                                    construction) since      Inc. (construction
                                                          1998                     materials/chemicals)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Livio D. DeSimone                  Board member since     Retired Chair of the     Cargill,             Joint Audit,
30 Seventh Street East             2001                   Board and Chief          Incorporated         Contracts, Executive
Suite 3050                                                Executive Officer,       (commodity
St. Paul, MN 55101-4901                                   Minnesota Mining and     merchants and
Age 68                                                    Manufacturing (3M)       processors),
                                                                                   General Mills,
                                                                                   Inc. (consumer
                                                                                   foods), Vulcan
                                                                                   Materials Company
                                                                                   (construction
                                                                                   materials/chemicals),
                                                                                   Milliken & Company
                                                                                   (textiles and
                                                                                   chemicals), and
                                                                                   Nexia
                                                                                   Biotechnologies,
                                                                                   Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Heinz F. Hutter*                   Board member since     Retired President and                         Board Effectiveness,
P.O. Box 2187                      1994                   Chief Operating                               Executive,
Minneapolis, MN 55402                                     Officer, Cargill,                             Investment Review
Age 73                                                    Incorporated
                                                          (commodity merchants
                                                          and processors)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

Anne P. Jones                      Board member since     Attorney and Consultant                       Joint Audit, Board
5716 Bent Branch Rd.               1985                                                                 Effectiveness,
Bethesda, MD 20816                                                                                      Executive
Age 68

---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen R. Lewis, Jr.**            Board member since     Retired President and    Valmont              Contracts,
222 South 9th Street #440          2002                   Professor of             Industries, Inc.     Investment Review,
Minneapolis, MN 55402                                     Economics, Carleton      (manufactures        Executive
Age 64                                                    College                  irrigation systems)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan G. Quasha                     Board member since     President, Quadrant      Compagnie            Joint Audit, Board
720 Fifth Avenue                   2002                   Management, Inc.         Financiere           Effectiveness
New York, NY 10019                                        (management of private   Richemont AG
Age 53                                                    equities)                (luxury goods)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan K. Simpson                    Board member since     Former three-term        Biogen, Inc.         Investment Review,
1201 Sunshine Ave.                 1997                   United States Senator    (biopharmaceuticals) Board Effectiveness
Cody, WY 82414                                            for Wyoming
Age 71
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

Alison Taunton-Rigby               Board member since     President, Forester                           Investment Review,
901 S. Marquette Avenue            2002                   Biotech since 2000.                           Contracts
Minneapolis, MN 55402                                     Former President and
Age 58                                                    CEO, Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------


  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the Fund's subadvisers, American Century Investment Management, Inc.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
39 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Board Members Affiliated with AEFC***

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Barbara H. Fraser                  Board member since     Executive Vice
1546 AXP Financial Center          2002                   President - AEFA
Minneapolis, MN 55474                                     Products and Corporate
Age 53                                                    Marketing of AEFC
                                                          since 2002. President
                                                          - Travelers Check
                                                          Group, American
                                                          Express Company,
                                                          2001-2002. Management
                                                          Consultant, Reuters,
                                                          2000-2001. Managing
                                                          Director -
                                                          International
                                                          Investments, Citibank
                                                          Global, 1999-2000.
                                                          Chairman and CEO,
                                                          Citicorp Investment
                                                          Services and Citigroup
                                                          Insurance Group, U.S.,
                                                          1998-1999
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen W. Roszell                 Board member since     Senior Vice President
50238 AXP Financial Center         2002; Vice President   - Institutional Group
Minneapolis, MN 55474              since 2002             of AEFC
Age 54
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
William F. Truscott                Board member since     Senior Vice President
53600 AXP Financial Center         2001, Vice President   - Chief Investment
Minneapolis, MN 55474              since 2002             Officer of AEFC since
Age 42                                                    2001. Former Chief
                                                          Investment Officer and
                                                          Managing Director,
                                                          Zurich Scudder
                                                          Investments
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Jeffrey P. Fox                     Treasurer since 2002   Vice President -
50005 AXP Financial Center                                Investment Accounting,
Minneapolis, MN 55474                                     AEFC, since 2002; Vice
Age 47                                                    President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate Controller,
                                                          AEFC, 1996-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Paula R. Meyer                     President since 2002   Senior Vice President
596 AXP Financial Center                                  and General Manager -
Minneapolis, MN 55474                                     Mutual Funds, AEFC,
Age 49                                                    since 2002; Vice
                                                          President and Managing
                                                          Director - American
                                                          Express Funds, AEFC,
                                                          2000-2002; Vice
                                                          President, AEFC,
                                                          1998-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Leslie L. Ogg                      Vice President,        President of Board
901 S. Marquette Ave.              General Counsel, and   Services Corporation
Minneapolis, MN 55402              Secretary since 1978
Age 64
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

--------------------------------------------------------------------------------
40 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held five meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held five meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                                                    Aggregate dollar range of
                            Dollar range of         equity securities of all
                           equity securities         American Express Funds
                              in the Fund           overseen by Board Member
                                 Range                        Range
Arne H. Carlson                  none                     over $100,000
Philip J. Carroll, Jr.           none                         none
Livio D. DeSimone                none                     over $100,000
Heinz F. Hutter                  none                     over $100,000
Anne P. Jones                    none                     over $100,000
Stephen R. Lewis, Jr.            none                      $1-$10,000
Alan G. Quasha                   none                         none
Alan K. Simpson                  none                   $50,001-$100,000
Alison Taunton-Rigby             none                         none

--------------------------------------------------------------------------------
41 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund board, for attending up to 31 meetings, received the following compensation:


Compensation Table

                                                    Total cash compensation from
                                Aggregate            American Express Funds and
Board member*          compensation from the Fund   Preferred Master Trust Group

Philip J. Carroll, Jr.             $  600                     $ 44,183
Livio D. DeSimone                   1,925                      140,450
Heinz F. Hutter                     1,982                      145,600
Anne P. Jones                       2,132                      158,550
Stephen R. Lewis, Jr.               1,825                      131,950
Alan G. Quasha                      1,725                      123,150
Alan K. Simpson                     1,825                      131,600
Alison Taunton-Rigby                  750                       57,533


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Principal Holders of Securities

As of 30 days prior to the date of this SAI, John C. Mullarkey, Willowbrook, IL held 5.09% of Fund Class C shares.


Independent Auditors

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
42 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------
43 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


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44 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

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45 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) EQUITY VALUE FUND

                                                              S-6382-20 N (5/03)

                          AXP(R) STRATEGY SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                      AXP(R) FOCUSED GROWTH FUND (the Fund)

                                  MAY 30, 2003

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                         p.  3

Fundamental Investment Policies                               p.  4

Investment Strategies and Types of Investments                p.  5

Information Regarding Risks and Investment Strategies         p.  6

Security Transactions                                         p. 22

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                     p. 24


Performance Information                                       p. 24


Valuing Fund Shares                                           p. 26

Investing in the Fund                                         p. 27


Selling Shares                                                p. 29

Pay-out Plans                                                 p. 29

Capital Loss Carryover                                        p. 30


Taxes                                                         p. 30

Agreements                                                    p. 31

Organizational Information                                    p. 35

Board Members and Officers                                    p. 39


Independent Auditors                                          p. 42


Appendix: Description of Ratings                              p. 43

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2 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]    A higher rate of return typically involves a higher risk of loss.

[X]    Past performance is not a reliable indicator of future performance.

[X]    ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                      Market price                  Shares
investment                    of a share                  acquired

  $100                          $ 6.00                      16.7
   100                            4.00                      25.0
   100                            4.00                      25.0
   100                            6.00                      16.7
   100                            5.00                      20.0
   ---                            ----                      ----
  $500                          $25.00                     103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

--------------------------------------------------------------------------------
3 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

--------------------------------------------------------------------------------
4 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments         Allowable for the Fund?
Agency and Government Securities                                yes
Borrowing                                                       yes
Cash/Money Market Instruments                                   yes
Collateralized Bond Obligations                                 yes
Commercial Paper                                                yes
Common Stock                                                    yes
Convertible Securities                                          yes
Corporate Bonds                                                 yes
Debt Obligations                                                yes
Depositary Receipts                                             yes
Derivative Instruments (including Options and Futures)          yes
Foreign Currency Transactions                                   yes
Foreign Securities                                              yes
High-Yield (High-Risk) Securities (Junk Bonds)                  no*
Illiquid and Restricted Securities                              yes
Indexed Securities                                              yes
Inverse Floaters                                                 no
Investment Companies                                            yes
Lending of Portfolio Securities                                 yes
Loan Participations                                             yes
Mortgage- and Asset-Backed Securities                           yes
Mortgage Dollar Rolls                                            no
Municipal Obligations                                           yes
Preferred Stock                                                 yes
Real Estate Investment Trusts                                   yes
Repurchase Agreements                                           yes
Reverse Repurchase Agreements                                   yes
Short Sales                                                     yes
Sovereign Debt                                                  yes
Structured Products                                             yes
Swap Agreements                                                  no
Variable- or Floating-Rate Securities                           yes
Warrants                                                        yes
When-Issued Securities and Forward Commitments                  yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities            yes

* The Fund may hold bonds that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase.

--------------------------------------------------------------------------------
5 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

The following are guidelines that may be changed by the board at any time:

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund will not buy on margin, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

--------------------------------------------------------------------------------
6 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

--------------------------------------------------------------------------------
7 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

--------------------------------------------------------------------------------
8 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

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One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

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Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

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It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

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Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to

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certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

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Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

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Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.
(See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

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General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings.
(See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

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Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

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Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

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

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.


The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.


Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

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22 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $363,229 for fiscal year ended March 31, 2003, $86,438 for fiscal year 2002, and $76,445 for fiscal period 2001 from June 26, 2000 (when shares became publicly available) to March 31, 2001. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2003, transactions amounting to $2,310,012, on which $3,955 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                 Value of securities
Name of issuer                               owned at end of fiscal year

Bank of America                                    $  507,984
Citigroup                                           1,508,910
Lehman Brothers Holdings                              866,250

The portfolio turnover rate was 275% in the most recent fiscal year, and 78% in the year before. The Fund's high portfolio turnover rate resulted primarily from a change in the Fund's management team in June 2002 and from a shift in the Fund's sector allocations in early 2003.


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23 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal periods to brokers affiliated with AEFC is contained in the following table:


As of the end of fiscal year                                   2003                               2002              2001
                                                                              Percent of
                                                                           aggregate dollar
                                                                               amount of
                                        Aggregate dollar    Percent of       transactions   Aggregate dollar  Aggregate dollar
                                            amount of        aggregate         involving        amount of         amount of
                          Nature of        commissions       brokerage        payment of       commissions       commissions
Broker                   affiliation     paid to broker     commissions       commissions    paid to broker    paid to broker

American Enterprise     Wholly-owned        $17,105*           4.71%             3.43%             $0               $450
Investment              subsidiary of
Services Inc.           AEFC


* Represents brokerage clearing fees.

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.


The Fund's average annual total returns (both before and after taxes) for the one, five, and ten-year periods, or since inception, as applicable, ended March 31, 2003, are set forth below:

                                                 1 year         Since inception
Class A
   Return before taxes                           -38.04%          -37.55%(a)
   Return after taxes on distributions           -38.04%          -37.55%(a)
   Return after taxes on distributions
   and sale of fund shares                       -23.36%          -27.08%(a)

Class B
   Return before taxes                           -36.89%          -37.26%(a)

Class C
   Return before taxes                           -34.72%          -36.68%(a)

Class Y
   Return before taxes                           -34.09%          -36.03%(a)

(a) Inception date was June 26, 2000.

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


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24 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:         P = a hypothetical initial payment of $1,000

               T = average annual total return

               n = number of years

             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


AFTER TAX RETURNS

The Fund may calculate estimated after tax returns based on the highest historical individual federal marginal income tax rates, the estimates do not reflect the effect of state and local taxes, according to the following formulas:

Average Annual Total Returns (After Taxes on Distributions)

                        P(1+T)(to the power of n) = ATVD

where:         P = a hypothetical initial investment of $1,000

               T = average annual total return (after taxes on distributions)

               n = number of years

            ATVD = ending after tax value on distributions of a hypothetical
                   $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Returns (After Taxes on Distributions and Redemptions)

                        P(1+T)(to the power of n) = ATVDR

where:         P = a hypothetical initial investment of $1,000

               T = average annual total return (after taxes on distributions and redemptions)

               n = number of years

           ATVDR = ending after tax value on distributions of a hypothetical
                   $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemptions.


AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                     -------
                                        P

where:         P = a hypothetical initial payment of $1,000

             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

--------------------------------------------------------------------------------
25 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


                Net assets              Shares outstanding            Net asset value of one share
Class A         $29,243,034   divided by    20,245,455      equals              $1.44
Class B          15,299,174                 10,788,480                           1.42
Class C           1,121,031                    792,376                           1.41
Class Y              12,708                      8,748                           1.45


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

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26 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $1.44, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $1.53. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                                     Sales charge as a percentage of:
Total market value         Public offering price       Net amount invested

Up to $49,999                     5.75%                      6.10%
$50,000-$99,999                   4.75                       4.99
$100,000-$249,999                 3.75                       3.90
$250,000-$499,999                 2.50                       2.56
$500,000-$999,999                 2.00*                      2.04*
$1,000,000 or more                0.00                       0.00

* The sales charge will be waived until further notice.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59-1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                       Number of participants
Total plan assets                  1-99                    100 or more

Less than $1 million                4%                         0%
$1 million or more                  0%                         0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed

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27 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND
shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does not use daily transfer recordkeeping and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

--------------------------------------------------------------------------------
28 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

--------------------------------------------------------------------------------
29 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $104,899,056 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                2009              2010             2011              2012
             $1,029,763        $54,678,541      $44,449,855       $4,740,897

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

--------------------------------------------------------------------------------
30 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                        Annual rate at each asset level

First $0.25                                          0.650%
Next   0.25                                          0.625
Next   0.50                                          0.600
Next   1.0                                           0.575
Next   1.0                                           0.550
Next   3.0                                           0.525
Over   6.0                                           0.500


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.650% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


--------------------------------------------------------------------------------
31 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Large-Cap Growth Funds Index (Index). The performance difference is then used to determine the adjustment rate. Beginning on Dec. 1, 2002, the adjustment rate, computed to five decimal places, is determined in accordance with the following table:

Performance
difference      Adjustment rate

0.00%-0.50%     0

0.50%-1.00%     6 basis points times the performance difference over 0.50%
                (maximum of 3 basis points if a 1%
                performance difference)

1.00%-2.00%     3 basis points, plus 3 basis points times the performance
                difference over 1.00% (maximum 6
                basis points if a 2% performance difference)

2.00%-4.00%     6 basis points, plus 2 basis points times the performance
                difference over 2.00% (maximum 10
                basis points if a 4% performance difference)

4.00%-6.00%     10 basis points, plus 1 basis point times the performance
                difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more   12 basis points

For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.00120 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

For a period of six months beginning Dec. 1, 2002, the adjustment will be calculated based on the lesser of the amount due under the new adjustment or under the adjustment used prior to Dec. 1, 2002. Prior to Dec. 1, 2002, the adjustment, determined monthly, was calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Index. One percentage point was subtracted from the calculation to help assure that incentive adjustments were attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number was multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.


The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $47,944 for fiscal year 2003.

The management fee is paid monthly. Under the agreement, the total amount paid was $329,896 for fiscal year 2003, $463,382 for fiscal year 2002, and $350,087 for fiscal period 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $(53,404) for fiscal year 2003, $15,279 for fiscal year 2002, and $54,886 for fiscal period 2001.


--------------------------------------------------------------------------------
32 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o    reasonable level of AEFC's profitability from its mutual fund operations.

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                        Annual rate at each asset level
First $0.25                                          0.060%
Next   0.25                                          0.055
Next   0.50                                          0.050
Next   1.00                                          0.045
Next   1.00                                          0.040
Next   3.00                                          0.035
Over   6.00                                          0.030


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.060% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Under the agreement, the Fund paid fees of $33,708 for fiscal year 2003, $53,298 for fiscal year 2002, and $33,962 for fiscal period 2001.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20.00 per year and for Class Y is $17.50 per year. The fees paid to AECSC may be changed by the board without shareholder approval. In addition, there is an annual closed-account fee of $5.00 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system.


--------------------------------------------------------------------------------
33 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $171,076 for fiscal year 2003. After paying commissions to personal financial advisors, and other expenses, the amount retained was $59,095. The amounts were $332,556 and $89,644 for fiscal year 2002, and $810,643 and $(37,715) for fiscal period 2001.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION


For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.


Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $93,239 for Class A shares, $195,108 for Class B shares and $13,084 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

--------------------------------------------------------------------------------
34 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $61 billion for the publicly offered American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $194 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 3,600 registered branch offices and more than 10,100 financial advisors.


--------------------------------------------------------------------------------
35 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                                    Date of          Form of        State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) California Tax-Exempt Trust                                    4/7/86     Business Trust(2)     MA        6/30
   AXP(R) California Tax-Exempt Fund                                                                                          No

AXP(R) Dimensions Series, Inc.(4)                           2/20/68, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Growth Dimensions Fund                                                                                             Yes
   AXP(R) New Dimensions Fund                                                                                                Yes

AXP(R) Discovery Series, Inc.(4)                            4/29/81, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Discovery Fund                                                                                                     Yes

AXP(R) Equity Series, Inc.(4)                               3/18/57, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) Equity Select Fund                                                                                                 Yes

AXP(R) Fixed Income Series, Inc.(4)                         6/27/74, 6/31/86(1)     Corporation     NV/MN        8/31
   AXP(R) Bond Fund                                                                                                          Yes

AXP(R) Global Series, Inc.                                          10/28/88        Corporation        MN       10/31
   AXP(R) Emerging Markets Fund                                                                                              Yes
   AXP(R) Global Balanced Fund                                                                                               Yes
   AXP(R) Global Bond Fund                                                                                                    No
   AXP(R) Global Growth Fund                                                                                                 Yes
   AXP(R) Global Technology Fund(3)                                                                                           No

AXP(R) Government Income Series, Inc.(4)                             3/12/85        Corporation        MN        5/31
   AXP(R) Federal Income Fund                                                                                                Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                      Yes

AXP(R) Growth Series, Inc.                                  5/21/70, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Growth Fund                                                                                                        Yes
   AXP(R) Large Cap Equity Fund                                                                                              Yes
   AXP(R) Large Cap Value Fund                                                                                               Yes

   AXP(R) Quantitative Large Cap Equity Fund                                                                                 Yes

   AXP(R) Research Opportunities Fund                                                                                        Yes

AXP(R) High Yield Income Series, Inc.(4)                             8/17/83        Corporation        MN        5/31
   AXP(R) Extra Income Fund                                                                                                  Yes

AXP(R) High Yield Tax-Exempt Series, Inc.(4)               12/21/78, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                         Yes

AXP(R) Income Series, Inc.(4)                               2/10/45, 6/13/86(1)     Corporation     NV/MN        5/31
   AXP(R) Selective Fund                                                                                                     Yes

AXP(R) International Series, Inc.(4)                                 7/18/84        Corporation        MN       10/31
   AXP(R) European Equity Fund                                                                                                No
   AXP(R) International Fund                                                                                                 Yes

AXP(R) Investment Series, Inc.                              1/18/40, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Diversified Equity Income Fund                                                                                     Yes
   AXP(R) Mid Cap Value Fund                                                                                                 Yes
   AXP(R) Mutual                                                                                                             Yes

AXP(R) Managed Series, Inc.                                          10/9/84        Corporation        MN        9/30
   AXP(R) Managed Allocation Fund                                                                                            Yes

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36 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                                    Date of          Form of        State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) Market Advantage Series, Inc.                                 8/25/89        Corporation        MN        1/31
   AXP(R) Blue Chip Advantage Fund                                                                                           Yes
   AXP(R) Mid Cap Index Fund                                                                                                  No
   AXP(R) S&P 500 Index Fund                                                                                                  No
   AXP(R) Small Company Index Fund                                                                                           Yes

AXP(R) Money Market Series, Inc.                            8/22/75, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Cash Management Fund                                                                                               Yes

AXP(R) Partners Series, Inc.                                         3/20/01        Corporation        MN        5/31

   AXP(R) Partners Aggressive Growth Fund                                                                                    Yes

   AXP(R) Partners Fundamental Value Fund                                                                                    Yes

   AXP(R) Partners Growth Fund                                                                                               Yes

   AXP(R) Partners Select Value Fund                                                                                         Yes
   AXP(R) Partners Small Cap Core Fund                                                                                       Yes
   AXP(R) Partners Small Cap Value Fund                                                                                       No
   AXP(R) Partners Value Fund                                                                                                Yes

AXP(R) Partners International Series, Inc.                            5/9/01        Corporation        MN       10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                      Yes
   AXP(R) Partners International Core Fund                                                                                   Yes
   AXP(R) Partners International Select Value Fund                                                                           Yes
   AXP(R) Partners International Small Cap Fund                                                                              Yes

AXP(R) Progressive Series, Inc.(4)                          4/23/68, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Progressive Fund                                                                                                   Yes

AXP(R) Sector Series, Inc.(3),(4)                                    3/25/88        Corporation        MN        6/30
   AXP(R) Utilities Fund                                                                                                     Yes

AXP(R) Selected Series, Inc.(4)                                      10/5/84        Corporation        MN        3/31
   AXP(R) Precious Metals Fund                                                                                                No

AXP(R) Special Tax-Exempt Series Trust                               4/7/86      Business Trust(2)     MA        6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                            Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                       No
   AXP(R) Michigan Tax-Exempt Fund                                                                                            No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                           No
   AXP(R) New York Tax-Exempt Fund                                                                                            No
   AXP(R) Ohio Tax-Exempt Fund                                                                                                No

AXP(R) Stock Series, Inc.(4)                                2/10/45, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Stock Fund                                                                                                         Yes

AXP(R) Strategy Series, Inc.                                         1/24/84        Corporation        MN        3/31
   AXP(R) Equity Value Fund                                                                                                  Yes
   AXP(R) Focused Growth Fund(3)                                                                                              No
   AXP(R) Partners Small Cap Growth Fund(3)                                                                                  Yes
   AXP(R) Small Cap Advantage Fund                                                                                           Yes
   AXP(R) Strategy Aggressive Fund                                                                                           Yes

--------------------------------------------------------------------------------
37 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                                   Date of          Form of         State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) Tax-Exempt Series, Inc.                              9/30/76, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                       Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                               Yes

AXP(R) Tax-Free Money Series, Inc.(4)                       2/29/80, 6/13/86(1)     Corporation     NV/MN       12/31
   AXP(R) Tax-Free Money Fund                                                                                                Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.

--------------------------------------------------------------------------------
38 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 80 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Arne H. Carlson                    Board member since     Chair, Board Services                         Joint Audit,
901 S. Marquette Ave.              1999                   Corporation (provides                         Contracts,
Minneapolis, MN 55402                                     administrative                                Executive,
Age 68                                                    services to boards).                          Investment Review,
                                                          Former Governor of                            Board Effectiveness
                                                          Minnesota
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Philip J. Carroll, Jr.             Board member since     Retired Chairman and     Scottish Power       Joint Audit,
901 S. Marquette Ave.              2002                   CEO, Fluor Corporation   PLC, Vulcan          Contracts
Minneapolis, MN 55402                                     (engineering and         Materials Company,
Age 65                                                    construction) since      Inc. (construction
                                                          1998                     materials/chemicals)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Livio D. DeSimone                  Board member since     Retired Chair of the     Cargill,             Joint Audit,
30 Seventh Street East             2001                   Board and Chief          Incorporated         Contracts, Executive
Suite 3050                                                Executive Officer,       (commodity
St. Paul, MN 55101-4901                                   Minnesota Mining and     merchants and
Age 68                                                    Manufacturing (3M)       processors),
                                                                                   General Mills,
                                                                                   Inc. (consumer
                                                                                   foods), Vulcan
                                                                                   Materials Company
                                                                                   (construction
                                                                                   materials/chemicals),
                                                                                   Milliken & Company
                                                                                   (textiles and
                                                                                   chemicals), and
                                                                                   Nexia
                                                                                   Biotechnologies,
                                                                                   Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Heinz F. Hutter*                   Board member since     Retired President and                         Board Effectiveness,
P.O. Box 2187                      1994                   Chief Operating                               Executive,
Minneapolis, MN 55402                                     Officer, Cargill,                             Investment Review
Age 73                                                    Incorporated
                                                          (commodity merchants
                                                          and processors)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

Anne P. Jones                      Board member since     Attorney and Consultant                       Joint Audit, Board
5716 Bent Branch Rd.               1985                                                                 Effectiveness,
Bethesda, MD 20816                                                                                      Executive
Age 68

---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen R. Lewis, Jr.**            Board member since     Retired President and    Valmont              Contracts,
222 South 9th Street #440          2002                   Professor of             Industries, Inc.     Investment Review,
Minneapolis, MN 55402                                     Economics, Carleton      (manufactures        Executive
Age 64                                                    College                  irrigation systems)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan G. Quasha                     Board member since     President, Quadrant      Compagnie            Joint Audit, Board
720 Fifth Avenue                   2002                   Management, Inc.         Financiere           Effectiveness
New York, NY 10019                                        (management of private   Richemont AG
Age 53                                                    equities)                (luxury goods)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan K. Simpson                    Board member since     Former three-term        Biogen, Inc.         Investment Review,
1201 Sunshine Ave.                 1997                   United States Senator    (biopharmaceuticals) Board Effectiveness
Cody, WY 82414                                            for Wyoming
Age 71
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

Alison Taunton-Rigby               Board member since     President, Forester                           Investment Review,
901 S. Marquette Avenue            2002                   Biotech since 2000.                           Contracts
Minneapolis, MN 55402                                     Former President and
Age 58                                                    CEO, Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------


  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the Fund's subadvisers, American Century Investment Management, Inc.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
39 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Board Members Affiliated with AEFC***

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Barbara H. Fraser                  Board member since     Executive Vice
1546 AXP Financial Center          2002                   President - AEFA
Minneapolis, MN 55474                                     Products and Corporate
Age 53                                                    Marketing of AEFC
                                                          since 2002. President
                                                          - Travelers Check
                                                          Group, American
                                                          Express Company,
                                                          2001-2002. Management
                                                          Consultant, Reuters,
                                                          2000-2001. Managing
                                                          Director -
                                                          International
                                                          Investments, Citibank
                                                          Global, 1999-2000.
                                                          Chairman and CEO,
                                                          Citicorp Investment
                                                          Services and Citigroup
                                                          Insurance Group, U.S.,
                                                          1998-1999
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen W. Roszell                 Board member since     Senior Vice President
50238 AXP Financial Center         2002; Vice President   - Institutional Group
Minneapolis, MN 55474              since 2002             of AEFC
Age 54
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
William F. Truscott                Board member since     Senior Vice President
53600 AXP Financial Center         2001, Vice President   - Chief Investment
Minneapolis, MN 55474              since 2002             Officer of AEFC since
Age 42                                                    2001. Former Chief
                                                          Investment Officer and
                                                          Managing Director,
                                                          Zurich Scudder
                                                          Investments
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Jeffrey P. Fox                     Treasurer since 2002   Vice President -
50005 AXP Financial Center                                Investment Accounting,
Minneapolis, MN 55474                                     AEFC, since 2002; Vice
Age 47                                                    President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate Controller,
                                                          AEFC, 1996-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Paula R. Meyer                     President since 2002   Senior Vice President
596 AXP Financial Center                                  and General Manager -
Minneapolis, MN 55474                                     Mutual Funds, AEFC,
Age 49                                                    since 2002; Vice
                                                          President and Managing
                                                          Director - American
                                                          Express Funds, AEFC,
                                                          2000-2002; Vice
                                                          President, AEFC,
                                                          1998-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Leslie L. Ogg                      Vice President,        President of Board
901 S. Marquette Ave.              General Counsel, and   Services Corporation
Minneapolis, MN 55402              Secretary since 1978
Age 64
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

--------------------------------------------------------------------------------
40 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held five meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held five meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                                                    Aggregate dollar range of
                             Dollar range of        equity securities of all
                            equity securities        American Express Funds
                               in the Fund          overseen by Board Member
-----------------------------------------------------------------------------
                                  Range                       Range

Arne H. Carlson                   none                    over $100,000
Philip J. Carroll, Jr.            none                        none
Livio D. DeSimone                 none                    over $100,000
Heinz F. Hutter                   none                    over $100,000
Anne P. Jones                     none                    over $100,000
Stephen R. Lewis, Jr.             none                     $1-$10,000
Alan G. Quasha                    none                        none
Alan K. Simpson                   none                  $50,001-$100,000
Alison Taunton-Rigby              none                        none

--------------------------------------------------------------------------------
41 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund board, for attending up to 31 meetings, received the following compensation:


Compensation Table
                                                   Total cash compensation from
                             Aggregate              American Express Funds and
Board member*       compensation from the Fund     Preferred Master Trust Group


Philip J. Carroll, Jr.        $  292                       $ 44,183
Livio D. DeSimone              1,100                        140,450
Heinz F. Hutter                1,157                        145,600
Anne P. Jones                  1,307                        158,550
Stephen R. Lewis, Jr.          1,000                        131,950
Alan G. Quasha                   900                        123,150
Alan K. Simpson                1,000                        131,600
Alison Taunton-Rigby             442                         57,533


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
42 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------
43 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------
44 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

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45 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) FOCUSED GROWTH FUND

                                                              S-6003-20 E (5/03)

                          AXP(R) STRATEGY SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                      AXP(R) PARTNERS SMALL CAP GROWTH FUND
                                   (the Fund)

                                  MAY 30, 2003

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                         p.  3

Fundamental Investment Policies                               p.  4

Investment Strategies and Types of Investments                p.  5

Information Regarding Risks and Investment Strategies         p.  6

Security Transactions                                         p. 22

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                     p. 24


Performance Information                                       p. 24

Valuing Fund Shares                                           p. 26

Investing in the Fund                                         p. 27

Selling Shares                                                p. 29

Pay-out Plans                                                 p. 29

Capital Loss Carryover                                        p. 30

Taxes                                                         p. 30

Agreements                                                    p. 31

Organizational Information                                    p. 36

Board Members and Officers                                    p. 40

Independent Auditors                                          p. 43

Appendix: Description of Ratings                              p. 44


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2 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]    A higher rate of return typically involves a higher risk of loss.

[X]    Past performance is not a reliable indicator of future performance.

[X]    ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                      Market price                  Shares
investment                    of a share                  acquired

  $100                          $ 6.00                      16.7
   100                            4.00                      25.0
   100                            4.00                      25.0
   100                            6.00                      16.7
   100                            5.00                      20.0
   ---                            ----                      ----
  $500                          $25.00                     103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

--------------------------------------------------------------------------------
3 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

--------------------------------------------------------------------------------
4 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments         Allowable for the Fund?

Agency and Government Securities                                yes
Borrowing                                                       yes
Cash/Money Market Instruments                                   yes
Collateralized Bond Obligations                                  no
Commercial Paper                                                yes
Common Stock                                                    yes
Convertible Securities                                          yes
Corporate Bonds                                                 yes
Debt Obligations                                                yes
Depositary Receipts                                             yes
Derivative Instruments (including Options and Futures)          yes
Foreign Currency Transactions                                   yes
Foreign Securities                                              yes
High-Yield (High-Risk) Securities (Junk Bonds)                  no*
Illiquid and Restricted Securities                              yes
Indexed Securities                                              yes
Inverse Floaters                                                 no
Investment Companies                                            yes
Lending of Portfolio Securities                                 yes
Loan Participations                                             yes
Mortgage- and Asset-Backed Securities                            no
Mortgage Dollar Rolls                                            no
Municipal Obligations                                           yes
Preferred Stock                                                 yes
Real Estate Investment Trusts                                   yes
Repurchase Agreements                                           yes
Reverse Repurchase Agreements                                   yes
Short Sales                                                      no
Sovereign Debt                                                   no
Structured Products                                             yes
Swap Agreements                                                  no
Variable- or Floating-Rate Securities                           yes
Warrants                                                        yes
When-Issued Securities and Forward Commitments                  yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities            yes

* The Fund may hold bonds that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase.

--------------------------------------------------------------------------------
5 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

--------------------------------------------------------------------------------
6 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

--------------------------------------------------------------------------------
7 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

--------------------------------------------------------------------------------
8 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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9 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract

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to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

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Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

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Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

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Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

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Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

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15 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND
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High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

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Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

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Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must

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meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

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Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

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Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

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When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.


The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.


Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

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Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $3,301,903 for fiscal year ended March 31, 2003, $746,687 for fiscal year 2002, and $45,059 for fiscal period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2003, transactions amounting to $140,545,861, on which $507,881 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                Value of securities
Name of issuer                               owned at end of fiscal year

AmeriTrade Holding Corp                              $347,200
Jefferies Group                                       949,080
Raymond James Financial                               590,353

The portfolio turnover rate was 175% in the most recent fiscal year, and 153% in the year before. Higher turnover rates may result in higher brokerage expenses and taxes.


--------------------------------------------------------------------------------
23 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last fiscal year to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal year                                   2003
                                                                              Percent of
                                                                           aggregate dollar
                                                                               amount of
                                        Aggregate dollar    Percent of       transactions
                                            amount of        aggregate         involving
                          Nature of        commissions       brokerage        payment of
Broker                   affiliation     paid to broker     commissions       commissions
Neuberger Berman        Affiliate of the    $40,332*           1.91%             1.93%
                        sub-adviser


* Represents brokerage clearing fees.

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.


The Fund's average annual total returns (both before and after taxes) for the one-, five-, and ten-year periods or since inception, as applicable, ended March 31, 2003, are set forth below:

                                                 1 year        Since inception
Class A
   Return before taxes                           -40.30%          -26.00%(a)
   Return after taxes on distributions           -40.30%          -26.00%(a)
   Return after taxes on distributions
   and sale of fund shares                       -24.74%          -19.99%(a)

Class B
   Return before taxes                           -39.64%          -25.87%(a)

Class C
   Return before taxes                           -37.13%          -24.47%(a)

Class Y
   Return before taxes                           -36.43%          -23.83%(a)

(a) Inception date was Jan. 24, 2001.

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


--------------------------------------------------------------------------------
24 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:         P = a hypothetical initial payment of $1,000

               T = average annual total return

               n = number of years

             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


AFTER TAX RETURNS

The Fund may calculate estimated after tax returns based on the highest historical individual federal marginal income tax rates, the estimates do not reflect the effect of state and local taxes, according to the following formulas:

Average Annual Total Returns (After Taxes on Distributions)

                        P(1+T)(to the power of n) = ATVD

where:         P = a hypothetical initial investment of $1,000

               T = average annual total return (after taxes on distributions)

               n = number of years

            ATVD = ending after tax value on distributions of a hypothetical
                   $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Returns (After Taxes on Distributions and Redemptions)

                        P(1+T)(to the power of n) = ATVDR

where:         P = a hypothetical initial investment of $1,000

               T = average annual total return (after taxes on distributions and redemptions)

               n = number of years

           ATVDR = ending after tax value on distributions of a hypothetical
                   $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemptions.


AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                     -------
                                        P

where:         P = a hypothetical initial payment of $1,000

             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

--------------------------------------------------------------------------------
25 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:

                Net assets              Shares outstanding            Net asset value of one share

Class A        $118,367,872   divided by    42,208,962      equals              $2.80
Class B          58,167,569                 21,080,540                           2.76
Class C           5,357,967                  1,942,015                           2.76
Class Y              42,240                     15,037                           2.81


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

--------------------------------------------------------------------------------
26 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $2.80, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $2.97. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                                     Sales charge as a percentage of:
Total market value         Public offering price       Net amount invested

Up to $49,999                     5.75%                      6.10%
$50,000-$99,999                   4.75                       4.99
$100,000-$249,999                 3.75                       3.90
$250,000-$499,999                 2.50                       2.56
$500,000-$999,999                 2.00*                      2.04*
$1,000,000 or more                0.00                       0.00

* The sales charge will be waived until further notice.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59-1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                       Number of participants
Total plan assets                  1-99                    100 or more

Less than $1 million                4%                         0%
$1 million or more                  0%                         0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed

--------------------------------------------------------------------------------
27 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does not use daily transfer recordkeeping and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

--------------------------------------------------------------------------------
28 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

--------------------------------------------------------------------------------
29 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $85,922,096 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                2009              2010             2011              2012
              $970,467         $5,359,974       $52,346,824       $27,244,831

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes

--------------------------------------------------------------------------------
30 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                        Annual rate at each asset level

First $0.25                                          0.920%
Next   0.25                                          0.895
Next   0.25                                          0.870
Next   0.25                                          0.845
Next   1.00                                          0.820
Over   2.00                                          0.795


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.920% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


--------------------------------------------------------------------------------
31 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Small-Cap Growth Funds Index (Index). The performance difference is then used to determine the adjustment rate. Beginning on Dec. 1, 2002, the adjustment rate, computed to five decimal places, is determined in accordance with the following table:

Performance
difference      Adjustment rate

0.00%-0.50%     0

0.50%-1.00%     6 basis points times the performance difference over 0.50%
                (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%     3 basis points, plus 3 basis points times the performance
                difference over 1.00% (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%     6 basis points, plus 2 basis points times the performance
                difference over 2.00% (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%     10 basis points, plus 1 basis point times the performance
                difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more   12 basis points

For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.00120 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

For a period of six months beginning Dec. 1, 2002, the adjustment will be calculated based on the lesser of the amount due under the new adjustment or under the adjustment used prior to Dec. 1, 2002. Prior to Dec. 1, 2002, the adjustment, determined monthly, was calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Index. One percentage point was subtracted from the calculation to help assure that incentive adjustments were attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number was multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.


The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $110,281 for fiscal year 2003.

The management fee is paid monthly. Under the agreement, the total amount paid was $1,747,120 for fiscal year 2003, $1,074,990 for fiscal year 2002, and $43,474 for fiscal period 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits and expenses reimbursed by AEFC, paid by the Fund were $(136,353) for fiscal year 2003, $(11,598) for fiscal year 2002, and $3,551 for fiscal period 2001.


--------------------------------------------------------------------------------
32 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o    reasonable level of AEFC's profitability from its mutual fund operations.

Subadvisory Agreements

The assets of the Fund are managed by three Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund to the board based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restriction. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC enters into an advisory agreement with each Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

The Subadvisers to the Fund are set forth below. The information has been supplied by the respective Subadviser.

Subadvisers

INVESCO Funds Group, Inc. (INVESCO), located at 7800 East Union Avenue, Denver, Colorado, subadvises the Fund's assets. INVESCO, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

Neuberger Berman Management Inc., (Neuberger Berman) located at 605 Third Avenue Second Floor, New York, New York, subadvises the Fund's assets. Neuberger Berman, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

RS Investment Management, L.P. (RSIM), located at 388 Market Street, Suite 1700, San Francisco, California, subadvises the Fund's assets. RSIM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

--------------------------------------------------------------------------------
33 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                        Annual rate at each asset level

First $0.25                                          0.080%
Next   0.25                                          0.075
Next   0.25                                          0.070
Next   0.25                                          0.065
Next   1.00                                          0.060
Over   2.00                                          0.055


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.080% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Under the agreement, the Fund paid fees of $162,755 for fiscal year 2003, $92,972 for fiscal year 2002, and $3,781 for fiscal period 2001.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20.00 per year and for Class Y is $17.50 per year. The fees paid to AECSC may be changed by the board without shareholder approval. In addition, there is an annual closed-account fee of $5.00 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system.


DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $1,001,802 for fiscal year 2003. After paying commissions to personal financial advisors, and other expenses, the amount retained was $177,635. The amounts were $1,207,220 and $24,745 for fiscal year 2002, and $179,671 and $186 for fiscal period 2001.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

--------------------------------------------------------------------------------
34 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

PLAN AND AGREEMENT OF DISTRIBUTION


For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.


Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $330,374 for Class A shares, $644,059 for Class B shares and $52,865 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

--------------------------------------------------------------------------------
35 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $61 billion for the publicly offered American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $194 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 3,600 registered branch offices and more than 10,100 financial advisors.


--------------------------------------------------------------------------------
36 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                                    Date of          Form of        State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) California Tax-Exempt Trust                                    4/7/86     Business Trust(2)     MA        6/30
   AXP(R) California Tax-Exempt Fund                                                                                          No

AXP(R) Dimensions Series, Inc.(4)                           2/20/68, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Growth Dimensions Fund                                                                                             Yes
   AXP(R) New Dimensions Fund                                                                                                Yes

AXP(R) Discovery Series, Inc.(4)                            4/29/81, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Discovery Fund                                                                                                     Yes

AXP(R) Equity Series, Inc.(4)                               3/18/57, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) Equity Select Fund                                                                                                 Yes

AXP(R) Fixed Income Series, Inc.(4)                         6/27/74, 6/31/86(1)     Corporation     NV/MN        8/31
   AXP(R) Bond Fund                                                                                                          Yes

AXP(R) Global Series, Inc.                                          10/28/88        Corporation        MN       10/31
   AXP(R) Emerging Markets Fund                                                                                              Yes
   AXP(R) Global Balanced Fund                                                                                               Yes
   AXP(R) Global Bond Fund                                                                                                    No
   AXP(R) Global Growth Fund                                                                                                 Yes
   AXP(R) Global Technology Fund(3)                                                                                           No

AXP(R) Government Income Series, Inc.(4)                             3/12/85        Corporation        MN        5/31
   AXP(R) Federal Income Fund                                                                                                Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                      Yes

AXP(R) Growth Series, Inc.                                  5/21/70, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Growth Fund                                                                                                        Yes
   AXP(R) Large Cap Equity Fund                                                                                              Yes
   AXP(R) Large Cap Value Fund                                                                                               Yes

   AXP(R) Quantitative Large Cap Equity Fund                                                                                 Yes

   AXP(R) Research Opportunities Fund                                                                                        Yes

AXP(R) High Yield Income Series, Inc.(4)                             8/17/83        Corporation        MN        5/31
   AXP(R) Extra Income Fund                                                                                                  Yes

AXP(R) High Yield Tax-Exempt Series, Inc.(4)               12/21/78, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                         Yes

AXP(R) Income Series, Inc.(4)                               2/10/45, 6/13/86(1)     Corporation     NV/MN        5/31
   AXP(R) Selective Fund                                                                                                     Yes

AXP(R) International Series, Inc.(4)                                 7/18/84        Corporation        MN       10/31
   AXP(R) European Equity Fund                                                                                                No
   AXP(R) International Fund                                                                                                 Yes

AXP(R) Investment Series, Inc.                              1/18/40, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Diversified Equity Income Fund                                                                                     Yes
   AXP(R) Mid Cap Value Fund                                                                                                 Yes
   AXP(R) Mutual                                                                                                             Yes

AXP(R) Managed Series, Inc.                                          10/9/84        Corporation        MN        9/30
   AXP(R) Managed Allocation Fund                                                                                            Yes

--------------------------------------------------------------------------------
37 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                                    Date of          Form of        State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) Market Advantage Series, Inc.                                 8/25/89        Corporation        MN        1/31
   AXP(R) Blue Chip Advantage Fund                                                                                           Yes
   AXP(R) Mid Cap Index Fund                                                                                                  No
   AXP(R) S&P 500 Index Fund                                                                                                  No
   AXP(R) Small Company Index Fund                                                                                           Yes

AXP(R) Money Market Series, Inc.                            8/22/75, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Cash Management Fund                                                                                               Yes

AXP(R) Partners Series, Inc.                                         3/20/01        Corporation        MN        5/31

   AXP(R) Partners Aggressive Growth Fund                                                                                    Yes

   AXP(R) Partners Fundamental Value Fund                                                                                    Yes

   AXP(R) Partners Growth Fund                                                                                               Yes

   AXP(R) Partners Select Value Fund                                                                                         Yes
   AXP(R) Partners Small Cap Core Fund                                                                                       Yes
   AXP(R) Partners Small Cap Value Fund                                                                                       No
   AXP(R) Partners Value Fund                                                                                                Yes

AXP(R) Partners International Series, Inc.                            5/9/01        Corporation        MN       10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                      Yes
   AXP(R) Partners International Core Fund                                                                                   Yes
   AXP(R) Partners International Select Value Fund                                                                           Yes
   AXP(R) Partners International Small Cap Fund                                                                              Yes

AXP(R) Progressive Series, Inc.(4)                          4/23/68, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Progressive Fund                                                                                                   Yes

AXP(R) Sector Series, Inc.(3),(4)                                    3/25/88        Corporation        MN        6/30
   AXP(R) Utilities Fund                                                                                                     Yes

AXP(R) Selected Series, Inc.(4)                                      10/5/84        Corporation        MN        3/31
   AXP(R) Precious Metals Fund                                                                                                No

AXP(R) Special Tax-Exempt Series Trust                               4/7/86      Business Trust(2)     MA        6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                            Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                       No
   AXP(R) Michigan Tax-Exempt Fund                                                                                            No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                           No
   AXP(R) New York Tax-Exempt Fund                                                                                            No
   AXP(R) Ohio Tax-Exempt Fund                                                                                                No

AXP(R) Stock Series, Inc.(4)                                2/10/45, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Stock Fund                                                                                                         Yes

AXP(R) Strategy Series, Inc.                                         1/24/84        Corporation        MN        3/31
   AXP(R) Equity Value Fund                                                                                                  Yes
   AXP(R) Focused Growth Fund(3)                                                                                              No
   AXP(R) Partners Small Cap Growth Fund(3)                                                                                  Yes
   AXP(R) Small Cap Advantage Fund                                                                                           Yes
   AXP(R) Strategy Aggressive Fund                                                                                           Yes

--------------------------------------------------------------------------------
38 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                                   Date of          Form of         State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) Tax-Exempt Series, Inc.                              9/30/76, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                       Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                               Yes

AXP(R) Tax-Free Money Series, Inc.(4)                       2/29/80, 6/13/86(1)     Corporation     NV/MN       12/31
   AXP(R) Tax-Free Money Fund                                                                                                Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.

--------------------------------------------------------------------------------
39 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 80 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Arne H. Carlson                    Board member since     Chair, Board Services                         Joint Audit,
901 S. Marquette Ave.              1999                   Corporation (provides                         Contracts,
Minneapolis, MN 55402                                     administrative                                Executive,
Age 68                                                    services to boards).                          Investment Review,
                                                          Former Governor of                            Board Effectiveness
                                                          Minnesota
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Philip J. Carroll, Jr.             Board member since     Retired Chairman and     Scottish Power       Joint Audit,
901 S. Marquette Ave.              2002                   CEO, Fluor Corporation   PLC, Vulcan          Contracts
Minneapolis, MN 55402                                     (engineering and         Materials Company,
Age 65                                                    construction) since      Inc. (construction
                                                          1998                     materials/chemicals)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Livio D. DeSimone                  Board member since     Retired Chair of the     Cargill,             Joint Audit,
30 Seventh Street East             2001                   Board and Chief          Incorporated         Contracts, Executive
Suite 3050                                                Executive Officer,       (commodity
St. Paul, MN 55101-4901                                   Minnesota Mining and     merchants and
Age 68                                                    Manufacturing (3M)       processors),
                                                                                   General Mills,
                                                                                   Inc. (consumer
                                                                                   foods), Vulcan
                                                                                   Materials Company
                                                                                   (construction
                                                                                   materials/chemicals),
                                                                                   Milliken & Company
                                                                                   (textiles and
                                                                                   chemicals), and
                                                                                   Nexia
                                                                                   Biotechnologies,
                                                                                   Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Heinz F. Hutter*                   Board member since     Retired President and                         Board Effectiveness,
P.O. Box 2187                      1994                   Chief Operating                               Executive,
Minneapolis, MN 55402                                     Officer, Cargill,                             Investment Review
Age 73                                                    Incorporated
                                                          (commodity merchants
                                                          and processors)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

Anne P. Jones                      Board member since     Attorney and Consultant                       Joint Audit, Board
5716 Bent Branch Rd.               1985                                                                 Effectiveness,
Bethesda, MD 20816                                                                                      Executive
Age 68

---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen R. Lewis, Jr.**            Board member since     Retired President and    Valmont              Contracts,
222 South 9th Street #440          2002                   Professor of             Industries, Inc.     Investment Review,
Minneapolis, MN 55402                                     Economics, Carleton      (manufactures        Executive
Age 64                                                    College                  irrigation systems)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan G. Quasha                     Board member since     President, Quadrant      Compagnie            Joint Audit, Board
720 Fifth Avenue                   2002                   Management, Inc.         Financiere           Effectiveness
New York, NY 10019                                        (management of private   Richemont AG
Age 53                                                    equities)                (luxury goods)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan K. Simpson                    Board member since     Former three-term        Biogen, Inc.         Investment Review,
1201 Sunshine Ave.                 1997                   United States Senator    (biopharmaceuticals) Board Effectiveness
Cody, WY 82414                                            for Wyoming
Age 71
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

Alison Taunton-Rigby               Board member since     President, Forester                           Investment Review,
901 S. Marquette Avenue            2002                   Biotech since 2000.                           Contracts
Minneapolis, MN 55402                                     Former President and
Age 58                                                    CEO, Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------


  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the Fund's subadvisers, American Century Investment Management, Inc.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
40 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Board Members Affiliated with AEFC***

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Barbara H. Fraser                  Board member since     Executive Vice
1546 AXP Financial Center          2002                   President - AEFA
Minneapolis, MN 55474                                     Products and Corporate
Age 53                                                    Marketing of AEFC
                                                          since 2002. President
                                                          - Travelers Check
                                                          Group, American
                                                          Express Company,
                                                          2001-2002. Management
                                                          Consultant, Reuters,
                                                          2000-2001. Managing
                                                          Director -
                                                          International
                                                          Investments, Citibank
                                                          Global, 1999-2000.
                                                          Chairman and CEO,
                                                          Citicorp Investment
                                                          Services and Citigroup
                                                          Insurance Group, U.S.,
                                                          1998-1999
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen W. Roszell                 Board member since     Senior Vice President
50238 AXP Financial Center         2002; Vice President   - Institutional Group
Minneapolis, MN 55474              since 2002             of AEFC
Age 54
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
William F. Truscott                Board member since     Senior Vice President
53600 AXP Financial Center         2001, Vice President   - Chief Investment
Minneapolis, MN 55474              since 2002             Officer of AEFC since
Age 42                                                    2001. Former Chief
                                                          Investment Officer and
                                                          Managing Director,
                                                          Zurich Scudder
                                                          Investments
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Jeffrey P. Fox                     Treasurer since 2002   Vice President -
50005 AXP Financial Center                                Investment Accounting,
Minneapolis, MN 55474                                     AEFC, since 2002; Vice
Age 47                                                    President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate Controller,
                                                          AEFC, 1996-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Paula R. Meyer                     President since 2002   Senior Vice President
596 AXP Financial Center                                  and General Manager -
Minneapolis, MN 55474                                     Mutual Funds, AEFC,
Age 49                                                    since 2002; Vice
                                                          President and Managing
                                                          Director - American
                                                          Express Funds, AEFC,
                                                          2000-2002; Vice
                                                          President, AEFC,
                                                          1998-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Leslie L. Ogg                      Vice President,        President of Board
901 S. Marquette Ave.              General Counsel, and   Services Corporation
Minneapolis, MN 55402              Secretary since 1978
Age 64
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

--------------------------------------------------------------------------------
41 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held five meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held five meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                            Aggregate dollar range of
                             Dollar range of        equity securities of all
                            equity securities        American Express Funds
                               in the Fund          overseen by Board Member
-----------------------------------------------------------------------------
                                  Range                       Range


Arne H. Carlson                   none                    over $100,000
Philip J. Carroll, Jr.            none                        none
Livio D. DeSimone                 none                    over $100,000
Heinz F. Hutter                   none                    over $100,000
Anne P. Jones                     none                    over $100,000
Stephen R. Lewis, Jr.             none                     $1-$10,000
Alan G. Quasha                    none                        none
Alan K. Simpson                   none                  $50,001-$100,000
Alison Taunton-Rigby              none                        none


--------------------------------------------------------------------------------
42 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund board, for attending up to 31 meetings, received the following compensation:


Compensation Table

                                                   Total cash compensation from
                             Aggregate              American Express Funds and
Board member*       compensation from the Fund     Preferred Master Trust Group

Philip J. Carroll, Jr.        $  292                       $ 44,183
Livio D. DeSimone              1,100                        140,450
Heinz F. Hutter                1,157                        145,600
Anne P. Jones                  1,307                        158,550
Stephen R. Lewis, Jr.          1,000                        131,950
Alan G. Quasha                   900                        123,150
Alan K. Simpson                1,000                        131,600
Alison Taunton-Rigby             442                         57,533


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
43 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------
44 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------
45 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

--------------------------------------------------------------------------------
46 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) PARTNERS SMALL CAP GROWTH FUND

                                                              S-6301-20 E (5/03)

                          AXP(R) STRATEGY SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                    AXP(R) SMALL CAP ADVANTAGE FUND (the Fund)

                                  MAY 30, 2003

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                         p.  3

Fundamental Investment Policies                               p.  4

Investment Strategies and Types of Investments                p.  5

Information Regarding Risks and Investment Strategies         p.  6

Security Transactions                                         p. 22

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                     p. 24


Performance Information                                       p. 24


Valuing Fund Shares                                           p. 26


Investing in the Fund                                         p. 27


Selling Shares                                                p. 29

Pay-out Plans                                                 p. 29


Capital Loss Carryover                                        p. 30


Taxes                                                         p. 30

Agreements                                                    p. 31

Organizational Information                                    p. 35

Board Members and Officers                                    p. 39


Independent Auditors                                          p. 42


Appendix: Description of Ratings                              p. 43

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2 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND
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Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]    A higher rate of return typically involves a higher risk of loss.

[X]    Past performance is not a reliable indicator of future performance.

[X]    ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                      Market price                  Shares
investment                    of a share                  acquired

  $100                          $ 6.00                      16.7
   100                            4.00                      25.0
   100                            4.00                      25.0
   100                            6.00                      16.7
   100                            5.00                      20.0
   ---                            ----                      ----
  $500                          $25.00                     103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

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3 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND
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Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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4 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND
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Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments Allowable for the Fund?

Agency and Government Securities                                yes
Borrowing                                                       yes
Cash/Money Market Instruments                                   yes
Collateralized Bond Obligations                                  no
Commercial Paper                                                yes
Common Stock                                                    yes
Convertible Securities                                          yes
Corporate Bonds                                                 yes
Debt Obligations                                                yes
Depositary Receipts                                             yes
Derivative Instruments (including Options and Futures)          yes
Foreign Currency Transactions                                   yes
Foreign Securities                                              yes
High-Yield (High-Risk) Securities (Junk Bonds)                  no*
Illiquid and Restricted Securities                              yes
Indexed Securities                                              yes
Inverse Floaters                                                 no
Investment Companies                                            yes
Lending of Portfolio Securities                                 yes
Loan Participations                                             yes
Mortgage- and Asset-Backed Securities                            no
Mortgage Dollar Rolls                                            no
Municipal Obligations                                           yes
Preferred Stock                                                 yes
Real Estate Investment Trusts                                   yes
Repurchase Agreements                                           yes
Reverse Repurchase Agreements                                   yes
Short Sales                                                      no
Sovereign Debt                                                   no
Structured Products                                             yes
Swap Agreements                                                  no
Variable- or Floating-Rate Securities                           yes
Warrants                                                        yes
When-Issued Securities and Forward Commitments                  yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities            yes

* The Fund may hold bonds that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase.

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The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, at least 80% of the Fund's net assets are invested in equity securities of small companies. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

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Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

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INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

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Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

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One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

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Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

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It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

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Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of

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nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

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Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

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Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

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General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

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Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction,

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two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

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When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.


The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.


Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

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Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $3,784,304 for fiscal year ended March 31, 2003, $2,203,627 for fiscal year 2002, and $1,359,970 for fiscal year 2001. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2003, transactions amounting to $20,260,089, on which $67,730 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal year, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                Value of securities
Name of issuer                               owned at end of fiscal year

Friedman, Billings, Ramsey Group CI A               $ 986,450
Jefferies Group                                     1,074,905

The portfolio turnover rate was 128% in the most recent fiscal year, and 136% in the year before.


--------------------------------------------------------------------------------
23 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:


As of the end of fiscal year                                   2003                               2002              2001
                                                                              Percent of
                                                                           aggregate dollar
                                                                               amount of
                                        Aggregate dollar    Percent of       transactions   Aggregate dollar  Aggregate dollar
                                            amount of        aggregate         involving        amount of         amount of
                          Nature of        commissions       brokerage        payment of       commissions       commissions
Broker                   affiliation     paid to broker     commissions       commissions    paid to broker    paid to broker
-------------------------------------------------------------------------------------------------------------------------------

American Enterprise     Wholly-owned          $683*            0.02%             0.07%           $3,567            $13,929
Investment              subsidiary of
Services Inc.           AEFC


* Represents brokerage clearing fees.

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.


The Fund's average annual total returns (both before and after taxes) for the one, five, and ten year periods, or since inception, as applicable, ended March 31, 2003, are set forth below:

                                                1 year        Since inception (A,B,Y)     Since inception (C)
Class A
   Return before taxes                         -28.83%             -4.91%(a)                   N/A
   Return after taxes on distributions         -28.83%             -5.49%(a)                   N/A
   Return after taxes on distributions
   and sale of fund shares                     -17.70%             -4.10%(a)                   N/A

Class B
   Return before taxes                         -28.23%             -4.70%(a)                   N/A

Class C
   Return before taxes                         -25.05%               N/A                    -11.61%(b)

Class Y
   Return before taxes                         -24.54%             -3.35%(a)                   N/A

(a) Inception date was May 4, 1999.

(b) Inception date was June 26, 2000.

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


--------------------------------------------------------------------------------
24 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:         P = a hypothetical initial payment of $1,000

               T = average annual total return

               n = number of years

             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


AFTER TAX RETURNS

The Fund may calculate estimated after tax returns based on the highest historical individual federal marginal income tax rates, the estimates do not reflect the effect of state and local taxes, according to the following formulas:

            Average Annual Total Returns (After Taxes on Distributions)

                        P(1+T)(to the power of n) = ATVD

where:         P = a hypothetical initial investment of $1,000

               T = average annual total return (after taxes on distributions)

               n = number of years

            ATVD = ending after tax value on distributions of a hypothetical
                   $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

    Average Annual Total Returns (After Taxes on Distributions and Redemptions)

                        P(1+T)(to the power of n) = ATVDR

where:         P = a hypothetical initial investment of $1,000

               T = average annual total return (after taxes on distributions and redemptions)

               n = number of years

           ATVDR = ending after tax value on distributions of a hypothetical
                   $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemptions.


AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                      -------
                                        P

where:         P = a hypothetical initial payment of $1,000

             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

--------------------------------------------------------------------------------
25 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


                Net assets              Shares outstanding            Net asset value of one share
Class A        $272,266,327   divided by    66,455,016      equals              $4.10
Class B         141,328,439                 35,556,646                           3.97
Class C           4,521,386                  1,137,449                           3.98
Class Y              17,577                      4,263                           4.12


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

--------------------------------------------------------------------------------
26 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $4.10, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $4.35. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                                     Sales charge as a percentage of:
Total market value         Public offering price       Net amount invested

Up to $49,999                     5.75%                      6.10%
$50,000-$99,999                   4.75                       4.99
$100,000-$249,999                 3.75                       3.90
$250,000-$499,999                 2.50                       2.56
$500,000-$999,999                 2.00*                      2.04*
$1,000,000 or more                0.00                       0.00

* The sales charge will be waived until further notice.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59-1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                       Number of participants
Total plan assets                  1-99                    100 or more

Less than $1 million                4%                         0%
$1 million or more                  0%                         0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and

--------------------------------------------------------------------------------
27 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does not use daily transfer recordkeeping and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

--------------------------------------------------------------------------------
28 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

--------------------------------------------------------------------------------
29 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $131,746,235 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                2009              2010             2011              2012
             $23,801,286       $27,092,942      $51,412,756       $29,439,251

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

--------------------------------------------------------------------------------
30 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                        Annual rate at each asset level
First $0.25                                          0.740%
Next   0.25                                          0.715
Next   0.25                                          0.690
Next   0.25                                          0.665
Next   1.00                                          0.640
Over   2.00                                          0.615


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.730% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


--------------------------------------------------------------------------------
31 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Small-Cap Core Funds Index (Index). The performance difference is then used to determine the adjustment rate. Beginning on Dec. 1, 2002, the adjustment rate, computed to five decimal places, is determined in accordance with the following table:

Performance
difference      Adjustment rate

0.00%-0.50%     0

0.50%-1.00%     6 basis points times the performance difference over 0.50%
                (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%     3 basis points, plus 3 basis points times the performance
                difference over 1.00% (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%     6 basis points, plus 2 basis points times the performance
                difference over 2.00% (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%     10 basis points, plus 1 basis point times the performance
                difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more   12 basis points

For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.00120 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

For a period of six months beginning Dec. 1, 2002, the adjustment will be calculated based on the lesser of the amount due under the new adjustment or under the adjustment used prior to Dec. 1, 2002. Prior to Dec. 1, 2002, the adjustment, determined monthly, was calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Index. One percentage point was subtracted from the calculation to help assure that incentive adjustments were attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number was multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.


The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $66,961 for fiscal year 2003.

The management fee is paid monthly. Under the agreement, the total amount paid was $3,593,634 for fiscal year 2003, $3,737,351 for fiscal year 2002, and $3,592,066 for fiscal year 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $354,549 for fiscal year 2003, $425,854 for fiscal year 2002, and $251,929 for fiscal year 2001.


--------------------------------------------------------------------------------
32 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o    reasonable level of AEFC's profitability from its mutual fund operations.

Subadvisory Agreements

The assets of the Fund are managed by a Subadviser that has been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadviser for the Fund to the board based upon its assessment of the skills of the Subadviser in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

The Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restriction. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC enters into an advisory agreement with the Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

Subadviser

Kenwood Capital Management LLC, an indirect subsidiary of AEFC located at Accenture Tower at Metropolitan Centre, Suite 2330, 333 South 7th Street, Minneapolis, MN 55402, subadvises the Fund's assets. Subadviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                        Annual rate at each asset level
First $0.25                                          0.060%
Next   0.25                                          0.055
Next   0.25                                          0.050
Next   0.25                                          0.045
Next   1.00                                          0.040
Over   2.00                                          0.035


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.058% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Under the agreement, the Fund paid fees of $295,220 for fiscal year 2003, $341,955 for fiscal year 2002, and $306,204 for fiscal year 2001.


--------------------------------------------------------------------------------
33 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20.00 per year and for Class Y is $17.50 per year. The fees paid to AECSC may be changed by the board without shareholder approval. In addition, there is an annual closed-account fee of $5.00 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system.


DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $968,618 for fiscal year 2003. After paying commissions to personal financial advisors, and other expenses, the amount retained was $332,344. The amounts were $1,538,948 and $371,951 for fiscal year 2002, and $2,206,604 and $471,757 for fiscal year 2001.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION


For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.


Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the

--------------------------------------------------------------------------------
34 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $819,927 for Class A shares, $1,715,758 for Class B shares and $47,025 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $61 billion for the publicly offered American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $194 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 3,600 registered branch offices and more than 10,100 financial advisors.


--------------------------------------------------------------------------------
35 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                                    Date of          Form of        State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) California Tax-Exempt Trust                                    4/7/86     Business Trust(2)     MA        6/30
   AXP(R) California Tax-Exempt Fund                                                                                          No

AXP(R) Dimensions Series, Inc.(4)                           2/20/68, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Growth Dimensions Fund                                                                                             Yes
   AXP(R) New Dimensions Fund                                                                                                Yes

AXP(R) Discovery Series, Inc.(4)                            4/29/81, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Discovery Fund                                                                                                     Yes

AXP(R) Equity Series, Inc.(4)                               3/18/57, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) Equity Select Fund                                                                                                 Yes

AXP(R) Fixed Income Series, Inc.(4)                         6/27/74, 6/31/86(1)     Corporation     NV/MN        8/31
   AXP(R) Bond Fund                                                                                                          Yes

AXP(R) Global Series, Inc.                                          10/28/88        Corporation        MN       10/31
   AXP(R) Emerging Markets Fund                                                                                              Yes
   AXP(R) Global Balanced Fund                                                                                               Yes
   AXP(R) Global Bond Fund                                                                                                    No
   AXP(R) Global Growth Fund                                                                                                 Yes
   AXP(R) Global Technology Fund(3)                                                                                           No

AXP(R) Government Income Series, Inc.(4)                             3/12/85        Corporation        MN        5/31
   AXP(R) Federal Income Fund                                                                                                Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                      Yes

AXP(R) Growth Series, Inc.                                  5/21/70, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Growth Fund                                                                                                        Yes
   AXP(R) Large Cap Equity Fund                                                                                              Yes
   AXP(R) Large Cap Value Fund                                                                                               Yes

   AXP(R) Quantitative Large Cap Equity Fund                                                                                 Yes

   AXP(R) Research Opportunities Fund                                                                                        Yes

AXP(R) High Yield Income Series, Inc.(4)                             8/17/83        Corporation        MN        5/31
   AXP(R) Extra Income Fund                                                                                                  Yes

AXP(R) High Yield Tax-Exempt Series, Inc.(4)               12/21/78, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                         Yes

AXP(R) Income Series, Inc.(4)                               2/10/45, 6/13/86(1)     Corporation     NV/MN        5/31
   AXP(R) Selective Fund                                                                                                     Yes

AXP(R) International Series, Inc.(4)                                 7/18/84        Corporation        MN       10/31
   AXP(R) European Equity Fund                                                                                                No
   AXP(R) International Fund                                                                                                 Yes

AXP(R) Investment Series, Inc.                              1/18/40, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Diversified Equity Income Fund                                                                                     Yes
   AXP(R) Mid Cap Value Fund                                                                                                 Yes
   AXP(R) Mutual                                                                                                             Yes

AXP(R) Managed Series, Inc.                                          10/9/84        Corporation        MN        9/30
   AXP(R) Managed Allocation Fund                                                                                            Yes

--------------------------------------------------------------------------------
36 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                                    Date of          Form of        State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) Market Advantage Series, Inc.                                 8/25/89        Corporation        MN        1/31
   AXP(R) Blue Chip Advantage Fund                                                                                           Yes
   AXP(R) Mid Cap Index Fund                                                                                                  No
   AXP(R) S&P 500 Index Fund                                                                                                  No
   AXP(R) Small Company Index Fund                                                                                           Yes

AXP(R) Money Market Series, Inc.                            8/22/75, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Cash Management Fund                                                                                               Yes

AXP(R) Partners Series, Inc.                                         3/20/01        Corporation        MN        5/31

   AXP(R) Partners Aggressive Growth Fund                                                                                    Yes

   AXP(R) Partners Fundamental Value Fund                                                                                    Yes

   AXP(R) Partners Growth Fund                                                                                               Yes

   AXP(R) Partners Select Value Fund                                                                                         Yes
   AXP(R) Partners Small Cap Core Fund                                                                                       Yes
   AXP(R) Partners Small Cap Value Fund                                                                                       No
   AXP(R) Partners Value Fund                                                                                                Yes

AXP(R) Partners International Series, Inc.                            5/9/01        Corporation        MN       10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                      Yes
   AXP(R) Partners International Core Fund                                                                                   Yes
   AXP(R) Partners International Select Value Fund                                                                           Yes
   AXP(R) Partners International Small Cap Fund                                                                              Yes

AXP(R) Progressive Series, Inc.(4)                          4/23/68, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Progressive Fund                                                                                                   Yes

AXP(R) Sector Series, Inc.(3),(4)                                    3/25/88        Corporation        MN        6/30
   AXP(R) Utilities Fund                                                                                                     Yes

AXP(R) Selected Series, Inc.(4)                                      10/5/84        Corporation        MN        3/31
   AXP(R) Precious Metals Fund                                                                                                No

AXP(R) Special Tax-Exempt Series Trust                               4/7/86      Business Trust(2)     MA        6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                            Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                       No
   AXP(R) Michigan Tax-Exempt Fund                                                                                            No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                           No
   AXP(R) New York Tax-Exempt Fund                                                                                            No
   AXP(R) Ohio Tax-Exempt Fund                                                                                                No

AXP(R) Stock Series, Inc.(4)                                2/10/45, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Stock Fund                                                                                                         Yes

AXP(R) Strategy Series, Inc.                                         1/24/84        Corporation        MN        3/31
   AXP(R) Equity Value Fund                                                                                                  Yes
   AXP(R) Focused Growth Fund(3)                                                                                              No
   AXP(R) Partners Small Cap Growth Fund(3)                                                                                  Yes
   AXP(R) Small Cap Advantage Fund                                                                                           Yes
   AXP(R) Strategy Aggressive Fund                                                                                           Yes

--------------------------------------------------------------------------------
37 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                                   Date of          Form of         State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) Tax-Exempt Series, Inc.                              9/30/76, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                       Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                               Yes

AXP(R) Tax-Free Money Series, Inc.(4)                       2/29/80, 6/13/86(1)     Corporation     NV/MN       12/31
   AXP(R) Tax-Free Money Fund                                                                                                Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.

--------------------------------------------------------------------------------
38 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 80 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Arne H. Carlson                    Board member since     Chair, Board Services                         Joint Audit,
901 S. Marquette Ave.              1999                   Corporation (provides                         Contracts,
Minneapolis, MN 55402                                     administrative                                Executive,
Age 68                                                    services to boards).                          Investment Review,
                                                          Former Governor of                            Board Effectiveness
                                                          Minnesota
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Philip J. Carroll, Jr.             Board member since     Retired Chairman and     Scottish Power       Joint Audit,
901 S. Marquette Ave.              2002                   CEO, Fluor Corporation   PLC, Vulcan          Contracts
Minneapolis, MN 55402                                     (engineering and         Materials Company,
Age 65                                                    construction) since      Inc. (construction
                                                          1998                     materials/chemicals)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Livio D. DeSimone                  Board member since     Retired Chair of the     Cargill,             Joint Audit,
30 Seventh Street East             2001                   Board and Chief          Incorporated         Contracts, Executive
Suite 3050                                                Executive Officer,       (commodity
St. Paul, MN 55101-4901                                   Minnesota Mining and     merchants and
Age 68                                                    Manufacturing (3M)       processors),
                                                                                   General Mills,
                                                                                   Inc. (consumer
                                                                                   foods), Vulcan
                                                                                   Materials Company
                                                                                   (construction
                                                                                   materials/chemicals),
                                                                                   Milliken & Company
                                                                                   (textiles and
                                                                                   chemicals), and
                                                                                   Nexia
                                                                                   Biotechnologies,
                                                                                   Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Heinz F. Hutter*                   Board member since     Retired President and                         Board Effectiveness,
P.O. Box 2187                      1994                   Chief Operating                               Executive,
Minneapolis, MN 55402                                     Officer, Cargill,                             Investment Review
Age 73                                                    Incorporated
                                                          (commodity merchants
                                                          and processors)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

Anne P. Jones                      Board member since     Attorney and Consultant                       Joint Audit, Board
5716 Bent Branch Rd.               1985                                                                 Effectiveness,
Bethesda, MD 20816                                                                                      Executive
Age 68

---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen R. Lewis, Jr.**            Board member since     Retired President and    Valmont              Contracts,
222 South 9th Street #440          2002                   Professor of             Industries, Inc.     Investment Review,
Minneapolis, MN 55402                                     Economics, Carleton      (manufactures        Executive
Age 64                                                    College                  irrigation systems)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan G. Quasha                     Board member since     President, Quadrant      Compagnie            Joint Audit, Board
720 Fifth Avenue                   2002                   Management, Inc.         Financiere           Effectiveness
New York, NY 10019                                        (management of private   Richemont AG
Age 53                                                    equities)                (luxury goods)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan K. Simpson                    Board member since     Former three-term        Biogen, Inc.         Investment Review,
1201 Sunshine Ave.                 1997                   United States Senator    (biopharmaceuticals) Board Effectiveness
Cody, WY 82414                                            for Wyoming
Age 71
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

Alison Taunton-Rigby               Board member since     President, Forester                           Investment Review,
901 S. Marquette Avenue            2002                   Biotech since 2000.                           Contracts
Minneapolis, MN 55402                                     Former President and
Age 58                                                    CEO, Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------


  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the Fund's subadvisers, American Century Investment Management, Inc.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
39 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Board Members Affiliated with AEFC***

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Barbara H. Fraser                  Board member since     Executive Vice
1546 AXP Financial Center          2002                   President - AEFA
Minneapolis, MN 55474                                     Products and Corporate
Age 53                                                    Marketing of AEFC
                                                          since 2002. President
                                                          - Travelers Check
                                                          Group, American
                                                          Express Company,
                                                          2001-2002. Management
                                                          Consultant, Reuters,
                                                          2000-2001. Managing
                                                          Director -
                                                          International
                                                          Investments, Citibank
                                                          Global, 1999-2000.
                                                          Chairman and CEO,
                                                          Citicorp Investment
                                                          Services and Citigroup
                                                          Insurance Group, U.S.,
                                                          1998-1999
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen W. Roszell                 Board member since     Senior Vice President
50238 AXP Financial Center         2002; Vice President   - Institutional Group
Minneapolis, MN 55474              since 2002             of AEFC
Age 54
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
William F. Truscott                Board member since     Senior Vice President
53600 AXP Financial Center         2001, Vice President   - Chief Investment
Minneapolis, MN 55474              since 2002             Officer of AEFC since
Age 42                                                    2001. Former Chief
                                                          Investment Officer and
                                                          Managing Director,
                                                          Zurich Scudder
                                                          Investments
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Jeffrey P. Fox                     Treasurer since 2002   Vice President -
50005 AXP Financial Center                                Investment Accounting,
Minneapolis, MN 55474                                     AEFC, since 2002; Vice
Age 47                                                    President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate Controller,
                                                          AEFC, 1996-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Paula R. Meyer                     President since 2002   Senior Vice President
596 AXP Financial Center                                  and General Manager -
Minneapolis, MN 55474                                     Mutual Funds, AEFC,
Age 49                                                    since 2002; Vice
                                                          President and Managing
                                                          Director - American
                                                          Express Funds, AEFC,
                                                          2000-2002; Vice
                                                          President, AEFC,
                                                          1998-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Leslie L. Ogg                      Vice President,        President of Board
901 S. Marquette Ave.              General Counsel, and   Services Corporation
Minneapolis, MN 55402              Secretary since 1978
Age 64
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

--------------------------------------------------------------------------------
40 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held five meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held five meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                                                    Aggregate dollar range of
                             Dollar range of        equity securities of all
                            equity securities        American Express Funds
                               in the Fund          overseen by Board Member
-----------------------------------------------------------------------------
                                  Range                       Range

Arne H. Carlson                   none                    over $100,000
Philip J. Carroll, Jr.            none                        none
Livio D. DeSimone           $50,001-$100,000              over $100,000
Heinz F. Hutter                   none                    over $100,000
Anne P. Jones                     none                    over $100,000
Stephen R. Lewis, Jr.             none                     $1-$10,000
Alan G. Quasha                    none                        none
Alan K. Simpson                   none                  $50,001-$100,000
Alison Taunton-Rigby              none                        none

--------------------------------------------------------------------------------
41 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund board, for attending up to 31 meetings, received the following compensation:


Compensation Table
                                                   Total cash compensation from
                             Aggregate              American Express Funds and
Board member*       compensation from the Fund     Preferred Master Trust Group

Philip J. Carroll, Jr.        $  375                       $ 44,183
Livio D. DeSimone              1,300                        140,450
Heinz F. Hutter                1,357                        145,600
Anne P. Jones                  1,507                        158,550
Stephen R. Lewis, Jr.          1,200                        131,950
Alan G. Quasha                 1,100                        123,150
Alan K. Simpson                1,200                        131,600
Alison Taunton-Rigby             525                         57,533


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
42 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------
43 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------
44 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

--------------------------------------------------------------------------------
45 -- AXP(R) STRATEGY SERIES, INC. -- AXP(R) SMALL CAP ADVANTAGE FUND

                                                              S-6427-20 G (5/03)

                          AXP(R) STRATEGY SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                   AXP(R) STRATEGY AGGRESSIVE FUND (the Fund)


                                  MAY 30, 2003


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                                  p.  3

Fundamental Investment Policies                                        p.  4

Investment Strategies and Types of Investments                         p.  5

Information Regarding Risks and Investment Strategies                  p.  6


Security Transactions                                                  p. 22

Brokerage Commissions Paid to Brokers Affiliated with
    American Express Financial Corporation                             p. 24

Performance Information                                                p. 25

Valuing Fund Shares                                                    p. 27

Investing in the Fund                                                  p. 27

Selling Shares                                                         p. 30

Pay-out Plans                                                          p. 30

Capital Loss Carryover                                                 p. 31

Taxes                                                                  p. 31

Agreements                                                             p. 32

Organizational Information                                             p. 35

Board Members and Officers                                             p. 38

Independent Auditors                                                   p. 41

Appendix: Description of Ratings                                       p. 42


--------------------------------------------------------------------------------
2 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Mutual Fund Checklist

     [X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

     [X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

     [X]   A higher rate of return typically involves a higher risk of loss.

     [X]   Past performance is not a reliable indicator of future performance.

     [X]   ALL mutual funds have costs that lower investment return.

     [X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

     [X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging

Regular                                      Market price               Shares
investment                                    of a share               acquired
  $100                                         $  6.00                   16.7
   100                                            4.00                   25.0
   100                                            4.00                   25.0
   100                                            6.00                   16.7
   100                                            5.00                   20.0
   ---                                            ----                   ----
  $500                                          $25.00                  103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5)

The average price you paid for each share:        $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

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3 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund  securities  in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.


o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.


Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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4 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.


Investment strategies and types of investments           Allowable for the Fund?

Agency and Government Securities                                    yes
Borrowing                                                           yes
Cash/Money Market Instruments                                       yes
Collateralized Bond Obligations                                     yes
Commercial Paper                                                    yes
Common Stock                                                        yes
Convertible Securities                                              yes
Corporate Bonds                                                     yes
Debt Obligations                                                    yes
Depositary Receipts                                                 yes

Derivative Instruments (including Options and Futures)              yes

Foreign Currency Transactions                                       yes
Foreign Securities                                                  yes
High-Yield (High-Risk) Securities (Junk Bonds)                      yes
Illiquid and Restricted Securities                                  yes
Indexed Securities                                                  yes
Inverse Floaters                                                    no
Investment Companies                                                yes
Lending of Portfolio Securities                                     yes
Loan Participations                                                 yes
Mortgage- and Asset-Backed Securities                               yes
Mortgage Dollar Rolls                                               no
Municipal Obligations                                               yes
Preferred Stock                                                     yes
Real Estate Investment Trusts                                       yes
Repurchase Agreements                                               yes
Reverse Repurchase Agreements                                       yes
Short Sales                                                         no
Sovereign Debt                                                      yes
Structured Products                                                 yes

Swap Agreements                                                     no

Variable- or Floating-Rate Securities                               yes
Warrants                                                            yes

When-Issued Securities and Forward Commitments                      yes

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities                yes

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5 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, 65% of the Fund's total assets will be invested in equity securities.

o The Fund may not invest in debt securities rated lower than B. Securities that are subsequently downgraded in quality may continue to be held and will be sold only when the investment manager believes it is advantageous to do so.

o The Fund will not invest more than 5% of its net assets in bonds rated BB or B, or in unrated bonds of equivalent quality.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell securities short, except the Fund may make margin payments in connection with transactions in futures contracts.

o The Fund will not invest more than 10% of its total assets in the securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

o Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

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6 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

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7 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES


The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.


Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

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8 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.
Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

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9 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

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10 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

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Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or

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selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

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If the Fund retains the security and engages in an offsetting transaction, the
Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

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Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally

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less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

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Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

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Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period,

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while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.


Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.


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Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.


Variable- or Floating-Rate Securities


The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.


Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.


The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.


Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

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

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $1,954,985 for fiscal year ended March 31, 2003, $6,837,890 for fiscal year 2002, and $3,931,857 for fiscal year 2001. Substantially all firms through whom transactions were executed provide research services.

In fiscal year 2003, transactions amounting to $4,139,521, on which $9,166 in commissions were imputed or paid, were specifically directed to firms in exchange for research services.

As of the end of the most recent fiscal year, the Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

The portfolio turnover rate was 63% in the most recent fiscal year, and 216% in the year before. The current turnover rate of 63% reflects the target, typically less than 100%. Last year's turnover rate was unusually high reflecting the transition of the portfolio during the management change in June, 2002.



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Brokerage Commissions Paid to Brokers Affiliated with American Express
Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal year                              2003                                   2002               2001
                                                                           Percent of
                                                                        aggregate dollar
                                                                            amount of
                                    Aggregate dollar   Percent of         transactions     Aggregate dollar   Aggregate dollar
                                        amount of       aggregate           involving          amount of          amount of
                       Nature of       commissions      brokerage          payment of         commissions        commissions
Broker                affiliation    paid to broker    commissions         commissions      paid to broker     paid to broker
American Enterprise  Wholly-owned        $41,748*         2.14%               4.39%            $47,232           $199,890
Investment           subsidiary of
Services Inc.        AEFC

* Represents brokerage clearing fees.



--------------------------------------------------------------------------------
24 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Performance Information


The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.


The Fund's average annual total returns (both before and after taxes) for the one-, five-, and ten-year periods, or since inception, as applicable, ended March 31, 2003, are set forth below:

                                                                                         Since            Since
                                            1 year      5 years       10 years       inception (A&Y)   inception (C)
Class A
   Return before taxes                      -33.92%      -9.02%          N/A            +2.92%(a)           N/A
Class B
   Return before taxes                      -33.24%      -8.73%        +3.18%              N/A              N/A
   Return after taxes on distributions      -33.24%     -11.40%        +0.08%              N/A              N/A
   Return after taxes on distributions
   and sale of fund shares                  -20.41%      -5.84%        +2.37%              N/A              N/A
Class C
   Return before taxes                      -30.46%        N/A           N/A               N/A          -31.33%(b)
Class Y
   Return before taxes                      -29.72%      -7.81%          N/A            +3.82%(a)           N/A

(a) Inception date was March 20, 1995.

(b) Inception date was June 26, 2000.

For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:           P =  a hypothetical initial payment of $1,000

                 T =  average annual total return

                 n =  number of years

               ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


--------------------------------------------------------------------------------
25 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

AFTER TAX RETURNS

The Fund may calculate estimated after tax returns based on the highest historical individual federal marginal income tax rates, the estimates do not reflect the effect of state and local taxes, according to the following formulas:

Average Annual Total Returns (After Taxes on Distributions)

                        P(1+T)(to the power of n) = ATVD

where:           P =  a hypothetical initial investment of $1,000

                 T = average annual total return (after taxes on distributions)

                 n =  number of years

              ATVD = ending after tax value on distributions of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Returns (After Taxes on Distributions and Redemptions)

                        P(1+T)(to the power of n) = ATVDR

where:           P =  a hypothetical initial investment of $1,000

                 T = average annual total return (after taxes on distributions and redemptions)

                 n =  number of years

             ATVDR = ending after tax value on distributions of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemptions.


AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                    --------
                                        P

where:           P =  a hypothetical initial payment of $1,000

               ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.


--------------------------------------------------------------------------------
26 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $525,606,084        divided by             61,904,660           equals                   $8.49
Class B                 240,535,385                               31,359,770                                     7.67
Class C                   2,325,087                                  303,073                                     7.67
Class Y                   1,371,772                                  158,949                                     8.63


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $8.49, by 0.9425 (1.00 - 0.0575) for a maximum 5.75% sales charge for a public offering price of $9.01. The sales charge is paid to the Distributor by the person buying the shares.



--------------------------------------------------------------------------------
27 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Class A -- Calculation of the Sales Charge

Sales charges are determined as follows:

                                     Sales charge as a percentage of:
Total market value          Public offering price         Net amount invested
Up to $49,999                        5.75%                       6.10%
$50,000-$99,999                      4.75                        4.99
$100,000-$249,999                    3.75                        3.90
$250,000-$499,999                    2.50                        2.56
$500,000-$999,999                    2.00*                       2.04*
$1,000,000 or more                   0.00                        0.00

* The sales charge will be waived until further notice.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                          Number of participants
Total plan assets                   1-99                      100 or more
Less than $1 million                 4%                           0%
$1 million or more                   0%                           0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.75% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.

Class A -- Letter of Intent (LOI)


If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.



--------------------------------------------------------------------------------
28 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:


     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

         o  at least $10 million in plan assets or

         o  500 or more participants; or

     o   does not use daily transfer recordkeeping and has

         o  at least $3 million invested in American Express mutual funds or

         o  500 or more participants.


o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS

After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

--------------------------------------------------------------------------------
29 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

--------------------------------------------------------------------------------
30 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $1,411,813,008 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                2009              2010             2011              2012
            $207,116,650      $841,156,325     $315,348,051       $48,191,982

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the basis of your shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5.75% ($115) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities.


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. A special 28% rate on capital gains may apply to sales of precious metals, if any, owned directly by the Fund. A special 25% rate on capital gains may apply to investments in REITs.

--------------------------------------------------------------------------------
31 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.


If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                              Annual rate at each asset level
First  $1.0                                                  0.600%
Next    1.0                                                  0.575
Next    1.0                                                  0.550
Next    3.0                                                  0.525
Over    6.0                                                  0.500


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.600% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

Before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in the Lipper Mid-Cap Growth Funds Index (Index). The performance difference is then used to determine the adjustment rate. Beginning on Dec. 1, 2002, the adjustment rate, computed to five decimal places, is determined in accordance with the following table:

Performance
difference       Adjustment rate

0.00%-0.50%      0

0.50%-1.00%      6 basis points times the performance difference over
                 0.50% (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%      3 basis points, plus 3 basis points times the performance
                 difference over 1.00% (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%      6 basis points, plus 2 basis points times the performance
                 difference over 2.00% (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%      10 basis points, plus 1 basis point times the performance
                 difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more    12 basis points


--------------------------------------------------------------------------------
32 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.00120 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

For a period of six months beginning Dec. 1, 2002, the adjustment will be calculated based on the lesser of the amount due under the new adjustment or under the adjustment used prior to Dec. 1, 2002. Prior to Dec. 1, 2002, the adjustment, determined monthly, was calculated using the percentage point difference between the change in the net asset value of one Class A share of the Fund and the change in the Index. One percentage point was subtracted from the calculation to help assure that incentive adjustments were attributable to AEFC's management abilities rather than random fluctuations and the result multiplied by 0.01%. That number was multiplied times the Fund's average net assets for the comparison period and then divided by the number of months in the comparison period to determine the monthly adjustment.

The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. The adjustment decreased the fee by $947,650 for fiscal year 2003.

The management fee is paid monthly. Under the agreement, the total amount paid was $4,964,632 for fiscal year 2003, $7,962,141 for fiscal year 2002, and $17,403,353 for fiscal year 2001.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $577,160 for fiscal year 2003, $699,088 for fiscal year 2002, and $1,009,665 for fiscal year 2001.


Basis for board approving the investment advisory contract


Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o    reasonable level of AEFC's profitability from its mutual fund operations.


ADMINISTRATIVE SERVICES AGREEMENT

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                              Annual rate at each asset level
First  $1.0                                                  0.050%
Next    1.0                                                  0.045
Next    1.0                                                  0.040
Next    3.0                                                  0.035
Over    6.0                                                  0.030


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.050% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day. Under the agreement, the Fund paid fees of $507,375 for fiscal year 2003, $858,122 for fiscal year 2002, and $1,337,942 for fiscal year 2001.


--------------------------------------------------------------------------------
33 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT


The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20.00 per year and for Class Y is $17.50 per year. The fees paid to AECSC may be changed by the board without shareholder approval. In addition, there is an annual closed-account fee of $5.00 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system.


DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $1,249,906 for fiscal year 2003. After paying commissions to personal financial advisors, and other expenses, the amount retained was $439,236. The amounts were $2,486,626 and $733,726 for fiscal year 2002, and $7,218,775 and $676,785 for fiscal year 2001.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION


For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.


Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $1,634,775 for Class A shares, $3,304,884 for Class B shares and $28,124 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


--------------------------------------------------------------------------------
34 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian has entered into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS


As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.


DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION

AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $61 billion for the publicly offered American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $194 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 3,600 registered branch offices and more than 10,100 financial advisors.


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS


                                                                    Date of          Form of        State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) California Tax-Exempt Trust                                    4/7/86     Business Trust(2)     MA        6/30
   AXP(R) California Tax-Exempt Fund                                                                                          No

AXP(R) Dimensions Series, Inc.(4)                           2/20/68, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Growth Dimensions Fund                                                                                             Yes
   AXP(R) New Dimensions Fund                                                                                                Yes

AXP(R) Discovery Series, Inc.(4)                            4/29/81, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Discovery Fund                                                                                                     Yes

AXP(R) Equity Series, Inc.(4)                               3/18/57, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) Equity Select Fund                                                                                                 Yes

AXP(R) Fixed Income Series, Inc.(4)                         6/27/74, 6/31/86(1)     Corporation     NV/MN        8/31
   AXP(R) Bond Fund                                                                                                          Yes


--------------------------------------------------------------------------------
35 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)


                                                                    Date of          Form of        State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) Global Series, Inc.                                          10/28/88        Corporation        MN       10/31
   AXP(R) Emerging Markets Fund                                                                                              Yes
   AXP(R) Global Balanced Fund                                                                                               Yes
   AXP(R) Global Bond Fund                                                                                                    No
   AXP(R) Global Growth Fund                                                                                                 Yes
   AXP(R) Global Technology Fund(3)                                                                                           No

AXP(R) Government Income Series, Inc.(4)                             3/12/85        Corporation        MN        5/31
   AXP(R) Federal Income Fund                                                                                                Yes
   AXP(R) U.S. Government Mortgage Fund                                                                                      Yes

AXP(R) Growth Series, Inc.                                  5/21/70, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Growth Fund                                                                                                        Yes
   AXP(R) Large Cap Equity Fund                                                                                              Yes
   AXP(R) Large Cap Value Fund                                                                                               Yes
   AXP(R) Quantitative Large Cap Equity Fund                                                                                 Yes
   AXP(R) Research Opportunities Fund                                                                                        Yes

AXP(R) High Yield Income Series, Inc.(4)                             8/17/83        Corporation        MN        5/31
   AXP(R) Extra Income Fund                                                                                                  Yes

AXP(R) High Yield Tax-Exempt Series, Inc.(4)               12/21/78, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) High Yield Tax-Exempt Fund                                                                                         Yes

AXP(R) Income Series, Inc.(4)                               2/10/45, 6/13/86(1)     Corporation     NV/MN        5/31
   AXP(R) Selective Fund                                                                                                     Yes

AXP(R) International Series, Inc.(4)                                 7/18/84        Corporation        MN       10/31
   AXP(R) European Equity Fund                                                                                                No
   AXP(R) International Fund                                                                                                 Yes

AXP(R) Investment Series, Inc.                              1/18/40, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Diversified Equity Income Fund                                                                                     Yes
   AXP(R) Mid Cap Value Fund                                                                                                 Yes
   AXP(R) Mutual                                                                                                             Yes

AXP(R) Managed Series, Inc.                                          10/9/84        Corporation        MN        9/30
   AXP(R) Managed Allocation Fund                                                                                            Yes

AXP(R) Market Advantage Series, Inc.                                 8/25/89        Corporation        MN        1/31
   AXP(R) Blue Chip Advantage Fund                                                                                           Yes
   AXP(R) Mid Cap Index Fund                                                                                                  No
   AXP(R) S&P 500 Index Fund                                                                                                  No
   AXP(R) Small Company Index Fund                                                                                           Yes

AXP(R) Money Market Series, Inc.                            8/22/75, 6/13/86(1)     Corporation     NV/MN        7/31
   AXP(R) Cash Management Fund                                                                                               Yes

AXP(R) Partners Series, Inc.                                         3/20/01        Corporation        MN        5/31
   AXP(R) Partners Aggressive Growth Fund                                                                                    Yes
   AXP(R) Partners Fundamental Value Fund                                                                                    Yes
   AXP(R) Partners Growth Fund                                                                                               Yes
   AXP(R) Partners Select Value Fund                                                                                         Yes
   AXP(R) Partners Small Cap Core Fund                                                                                       Yes
   AXP(R) Partners Small Cap Value Fund                                                                                       No
   AXP(R) Partners Value Fund                                                                                                Yes


--------------------------------------------------------------------------------
36   --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)


                                                                    Date of          Form of        State of     Fiscal
Fund                                                            organization     organization    organization  year end  Diversified
AXP(R) Partners International Series, Inc.                            5/9/01        Corporation        MN       10/31
   AXP(R) Partners International Aggressive Growth Fund                                                                      Yes
   AXP(R) Partners International Core Fund                                                                                   Yes
   AXP(R) Partners International Select Value Fund                                                                           Yes
   AXP(R) Partners International Small Cap Fund                                                                              Yes

AXP(R) Progressive Series, Inc.(4)                          4/23/68, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Progressive Fund                                                                                                   Yes

AXP(R) Sector Series, Inc.(3),(4)                                    3/25/88        Corporation        MN        6/30
   AXP(R) Utilities Fund                                                                                                     Yes

AXP(R) Selected Series, Inc.(4)                                      10/5/84        Corporation        MN        3/31
   AXP(R) Precious Metals Fund                                                                                                No

AXP(R) Special Tax-Exempt Series Trust                                4/7/86     Business Trust(2)     MA        6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                            Yes
   AXP(R) Massachusetts Tax-Exempt Fund                                                                                       No
   AXP(R) Michigan Tax-Exempt Fund                                                                                            No
   AXP(R) Minnesota Tax-Exempt Fund                                                                                           No
   AXP(R) New York Tax-Exempt Fund                                                                                            No
   AXP(R) Ohio Tax-Exempt Fund                                                                                                No

AXP(R) Stock Series, Inc.(4)                                2/10/45, 6/13/86(1)     Corporation     NV/MN        9/30
   AXP(R) Stock Fund                                                                                                         Yes

AXP(R) Strategy Series, Inc.                                         1/24/84        Corporation        MN        3/31
   AXP(R) Equity Value Fund                                                                                                  Yes
   AXP(R) Focused Growth Fund(3)                                                                                              No
   AXP(R) Partners Small Cap Growth Fund(3)                                                                                  Yes
   AXP(R) Small Cap Advantage Fund                                                                                           Yes
   AXP(R) Strategy Aggressive Fund                                                                                           Yes

AXP(R) Tax-Exempt Series, Inc.                              9/30/76, 6/13/86(1)     Corporation     NV/MN       11/30
   AXP(R) Intermediate Tax-Exempt Fund                                                                                       Yes
   AXP(R) Tax-Exempt Bond Fund                                                                                               Yes

AXP(R) Tax-Free Money Series, Inc.(4)                       2/29/80, 6/13/86(1)     Corporation     NV/MN       12/31
   AXP(R) Tax-Free Money Fund                                                                                                Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.


(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.


(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.


--------------------------------------------------------------------------------
37 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 80 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members


Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Arne H. Carlson                    Board member since     Chair, Board Services                         Joint Audit,
901 S. Marquette Ave.              1999                   Corporation (provides                         Contracts,
Minneapolis, MN 55402                                     administrative                                Executive,
Age 68                                                    services to boards).                          Investment Review,
                                                          Former Governor of                            Board Effectiveness
                                                          Minnesota
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Philip J. Carroll, Jr.             Board member since     Retired Chairman and     Scottish Power       Joint Audit,
901 S. Marquette Ave.              2002                   CEO, Fluor Corporation   PLC, Vulcan          Contracts
Minneapolis, MN 55402                                     (engineering and         Materials Company,
Age 65                                                    construction) since      Inc. (construction
                                                          1998                     materials/chemicals)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Livio D. DeSimone                  Board member since     Retired Chair of the     Cargill,             Joint Audit,
30 Seventh Street East             2001                   Board and Chief          Incorporated         Contracts, Executive
Suite 3050                                                Executive Officer,       (commodity
St. Paul, MN 55101-4901                                   Minnesota Mining and     merchants and
Age 68                                                    Manufacturing (3M)       processors),
                                                                                   General Mills,
                                                                                   Inc. (consumer
                                                                                   foods), Vulcan
                                                                                   Materials Company
                                                                                   (construction
                                                                                   materials/chemicals),
                                                                                   Milliken & Company
                                                                                   (textiles and
                                                                                   chemicals), and
                                                                                   Nexia
                                                                                   Biotechnologies,
                                                                                   Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Heinz F. Hutter*                   Board member since     Retired President and                         Board Effectiveness,
P.O. Box 2187                      1994                   Chief Operating                               Executive,
Minneapolis, MN 55402                                     Officer, Cargill,                             Investment Review
Age 73                                                    Incorporated
                                                          (commodity merchants
                                                          and processors)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Anne P. Jones                      Board member since     Attorney and Consultant                       Joint Audit, Board
5716 Bent Branch Rd.               1985                                                                 Effectiveness,
Bethesda, MD 20816                                                                                      Executive
Age 68
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen R. Lewis, Jr.**            Board member since     Retired President and    Valmont              Contracts,
222 South 9th Street #440          2002                   Professor of             Industries, Inc.     Investment Review,
Minneapolis, MN 55402                                     Economics, Carleton      (manufactures        Executive
Age 64                                                    College                  irrigation systems)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan G. Quasha                     Board member since     President, Quadrant      Compagnie            Joint Audit, Board
720 Fifth Avenue                   2002                   Management, Inc.         Financiere           Effectiveness
New York, NY 10019                                        (management of private   Richemont AG
Age 53                                                    equities)                (luxury goods)
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alan K. Simpson                    Board member since     Former three-term        Biogen, Inc.         Investment Review,
1201 Sunshine Ave.                 1997                   United States Senator    (biopharmaceuticals) Board Effectiveness
Cody, WY 82414                                            for Wyoming
Age 71
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Alison Taunton-Rigby               Board member since     President, Forester                           Investment Review,
901 S. Marquette Avenue            2002                   Biotech since 2000.                           Contracts
Minneapolis, MN 55402                                     Former President and
Age 58                                                    CEO, Aquila
                                                          Biopharmaceuticals,
                                                          Inc.
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of one of the Fund's subadvisers, American Century Investment Management, Inc.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
38 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Board Members Affiliated with AEFC***

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Barbara H. Fraser                  Board member since     Executive Vice
1546 AXP Financial Center          2002                   President - AEFA
Minneapolis, MN 55474                                     Products and Corporate
Age 53                                                    Marketing of AEFC
                                                          since 2002. President
                                                          - Travelers Check
                                                          Group, American
                                                          Express Company,
                                                          2001-2002. Management
                                                          Consultant, Reuters,
                                                          2000-2001. Managing
                                                          Director -
                                                          International
                                                          Investments, Citibank
                                                          Global, 1999-2000.
                                                          Chairman and CEO,
                                                          Citicorp Investment
                                                          Services and Citigroup
                                                          Insurance Group, U.S.,
                                                          1998-1999
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Stephen W. Roszell                 Board member since     Senior Vice President
50238 AXP Financial Center         2002; Vice President   - Institutional Group
Minneapolis, MN 55474              since 2002             of AEFC
Age 54
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
William F. Truscott                Board member since     Senior Vice President
53600 AXP Financial Center         2001, Vice President   - Chief Investment
Minneapolis, MN 55474              since 2002             Officer of AEFC since
Age 42                                                    2001. Former Chief
                                                          Investment Officer and
                                                          Managing Director,
                                                          Zurich Scudder
                                                          Investments
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held with     Principal occupation     Other directorships  Committee memberships
address,                           Fund and length of     during past five years
age                                service
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Jeffrey P. Fox                     Treasurer since 2002   Vice President -
50005 AXP Financial Center                                Investment Accounting,
Minneapolis, MN 55474                                     AEFC, since 2002; Vice
Age 47                                                    President - Finance,
                                                          American Express
                                                          Company, 2000-2002;
                                                          Vice President -
                                                          Corporate Controller,
                                                          AEFC, 1996-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Paula R. Meyer                     President since 2002   Senior Vice President
596 AXP Financial Center                                  and General Manager -
Minneapolis, MN 55474                                     Mutual Funds, AEFC,
Age 49                                                    since 2002; Vice
                                                          President and Managing
                                                          Director - American
                                                          Express Funds, AEFC,
                                                          2000-2002; Vice
                                                          President, AEFC,
                                                          1998-2000
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------
Leslie L. Ogg                      Vice President,        President of Board
901 S. Marquette Ave.              General Counsel, and   Services Corporation
Minneapolis, MN 55402              Secretary since 1978
Age 64
---------------------------------- ---------------------- ------------------------ -------------------- ----------------------


--------------------------------------------------------------------------------
39 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held five meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held five meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.


Dollar range of equity securities beneficially owned on Dec. 31, 2002

Based on net asset values as of Dec. 31, 2002

                                                    Aggregate dollar range of
                            Dollar range of         equity securities of all
                           equity securities         American Express Funds
                              in the Fund           overseen by Board Member
                                 Range                        Range
Arne H. Carlson                  none                     over $100,000
Philip J. Carroll, Jr.           none                         none
Livio D. DeSimone                none                     over $100,000
Heinz F. Hutter                  none                     over $100,000
Anne P. Jones                    none                     over $100,000
Stephen R. Lewis, Jr.            none                      $1-$10,000
Alan G. Quasha                   none                         none
Alan K. Simpson                  none                   $50,001-$100,000
Alison Taunton-Rigby             none                         none



--------------------------------------------------------------------------------
40 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of the Fund board, for attending up to 31 meetings, received the following compensation:


Compensation Table


                                                    Total cash compensation from
                                Aggregate            American Express Funds and
Board member*          compensation from the Fund   Preferred Master Trust Group
Philip J. Carroll, Jr.             $  500                    $  44,183
Livio D. DeSimone                   1,700                      140,450
Heinz F. Hutter                     1,757                      145,600
Anne P. Jones                       1,907                      158,550
Stephen R. Lewis, Jr.               1,600                      131,950
Alan G. Quasha                      1,500                      123,150
Alan K. Simpson                     1,600                      131,600
Alison Taunton-Rigby                  650                       57,533


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
41 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

--------------------------------------------------------------------------------
42 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

--------------------------------------------------------------------------------
43 --- AXP(R) STRATEGY SERIES, INC. -- AXP(R) STRATEGY AGGRESSIVE FUND

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.


Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.


                                                              S-6381-20 N (5/03)

Investments in Securities
AXP Equity Value Fund

March 31, 2003

(Percentages represent value of investments compared to net assets)


Common stocks (98.9%)

Issuer                         Shares               Value(a)
Aerospace & defense (2.2%)
Boeing                        388,000              $9,723,280
United Technologies           213,000              12,307,140
Total                                              22,030,420

Airlines (1.0%)
AMR                         1,030,000(b)            2,163,000
Continental Airlines Cl B     524,200(b)            2,683,904
Delta Air Lines               300,000               2,670,000
Northwest Airlines Cl A       390,000(b)            2,691,000
Total                                              10,207,904

Banks and savings & loans (7.1%)
Bank of America               227,000              15,172,680
FleetBoston Financial         480,000              11,462,400
J.P. Morgan Chase             304,700               7,224,437
Wachovia                      290,000               9,880,300
Washington Mutual             787,500              27,775,125
Total                                              71,514,942

Building materials & construction (2.1%)
Cemex ADR                     605,000(c)           10,551,200
Hanson ADR                    442,700(c)           10,868,285
Total                                              21,419,485

Chemicals (5.7%)
Air Products & Chemicals      435,400              18,038,622
Dow Chemical                  571,500              15,779,115
du Pont (EI) de Nemours       170,000               6,606,200
Waste Management              810,000              17,155,800
Total                                              57,579,737

Communications equipment & services (3.6%)
Nokia ADR                     735,000(c)           10,297,350
Tellabs                       631,600(b)            3,656,964
Verizon Communications        635,000              22,447,250
Total                                              36,401,564

Computers & office equipment (4.1%)
Computer Associates Intl      586,400               8,010,224
Electronic Data Systems       459,600               8,088,960
EMC                           650,000(b)            4,699,500
Hewlett-Packard               950,000              14,772,500
Sun Microsystems            1,660,000(b)            5,411,600
Total                                              40,982,784

Electronics (0.5%)
Taiwan Semiconductor Mfg ADR  725,000(b,c)          4,959,000

Energy (8.8%)
Anadarko Petroleum            332,200              15,115,100
BP ADR                        510,100(c)           19,684,759
Burlington Resources           57,400               2,738,554
ChevronTexaco                 352,200              22,769,730
ConocoPhillips                344,400              18,459,840
Petroleo Brasileiro ADR       687,300(c)           10,412,595
Total                                              89,180,578

Energy equipment & services (3.6%)
Baker Hughes                  373,700              11,184,841
Halliburton                   125,000               2,591,250
Schlumberger                  119,000               4,523,190
Transocean                    860,000              17,587,000
Total                                              35,886,281

Financial services (12.0%)
Capital One Financial         370,000              11,103,700
Citigroup                   1,100,000              37,895,000
Fannie Mae                    240,200              15,697,070
Lehman Brothers Holdings      635,000              36,671,250
Merrill Lynch                 290,000              10,266,000
Morgan Stanley                235,000               9,012,250
Total                                             120,645,270

Food (1.0%)
Sara Lee                      560,000              10,472,000

Furniture & appliances (1.6%)
Whirlpool                     326,000              15,983,780

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Issuer                         Shares               Value(a)
Health care (1.3%)
Baxter Intl                   415,000              $7,735,600
Schering-Plough               306,700               5,468,461
Total                                              13,204,061

Health care services (0.8%)
HCA                           190,000               7,858,400

Industrial equipment & services (6.9%)
Caterpillar                   837,300              41,195,160
Illinois Tool Works           372,200              21,643,430
Parker-Hannifin               182,000               7,050,680
Total                                              69,889,270

Insurance (12.7%)
ACE                           350,900(c)           10,158,555
Chubb                         280,200              12,418,464
Hartford Financial
  Services Group              135,800               4,792,382
Lincoln Natl                  410,200              11,485,600
Loews                         742,500              29,581,200
Travelers Property
   Casualty Cl A            1,998,257              28,155,441
XL Capital Cl A               467,100(c)           33,061,338
Total                                             129,652,980

Leisure time & entertainment (2.6%)
AOL Time Warner               808,900(b)            8,784,654
Carnival                      440,000              10,608,400
Viacom Cl B                   182,500(b)            6,664,900
Total                                              26,057,954

Media (1.8%)
Comcast Cl A                  628,819(b)           17,977,935

Metals (2.6%)
Alcoa                         752,100              14,575,698
Nucor                         293,000              11,183,810
Total                                              25,759,508

Multi-industry conglomerates (5.0%)
Eastman Kodak                 724,200              21,436,320
Honeywell Intl                734,300              15,684,648
Tyco Intl                   1,040,000(c)           13,374,400
Total                                              50,495,368

Paper & packaging (3.1%)
Intl Paper                    929,900              31,430,620

Real estate investment trust (1.2%)
Crescent Real Estate Equities 854,800              12,292,024

Retail (2.9%)
Gap                           980,000              14,200,200
May Dept Stores               340,300               6,768,567
Safeway                       445,000(b)            8,423,850
Total                                              29,392,617

Transportation (2.9%)
Burlington Northern Santa Fe  825,000              20,542,500
Union Pacific                 155,000               8,525,000
Total                                              29,067,500

Utilities -- telephone (1.7%)
AT&T                          299,460               4,851,252
BellSouth                     115,000               2,492,050
Sprint (FON Group)            830,950               9,763,663
Total                                              17,106,965

Total common stocks
(Cost: $1,272,554,609)                           $997,448,947


Preferred stock (0.7%)

Issuer                            Shares             Value(a)
Xerox
  7.50% Cv                    110,000(d)           $6,737,500

Total preferred stock
(Cost: $5,500,000)                                 $6,737,500


Short-term securities (1.6%)

Issuer                          Annualized            Amount           Value(a)
                               yield on date        payable at
                                of purchase          maturity
Commercial paper
Abby Natl North America
  04-01-03                          1.41%          $5,800,000         $5,799,773
Sheffield Receivables
  04-01-03                          1.43           10,400,000(e)      10,399,587

Total short-term securities
(Cost: $16,200,001)                                                  $16,199,360

Total investments in securities
(Cost: $1,294,254,610)(f)                                         $1,020,385,807

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Notes to investments in securities


   (a) Securities are valued by procedures described in Note 1 to the financial statements.

   (b) Non-income producing.

   (c) Foreign security values are stated in U.S. dollars. As of March 31, 2003, the value of foreign securities represented 12.2% of net assets.

   (d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

   (e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

   (f) At March 31, 2003, the cost of securities for federal income tax purposes was $1,297,265,132 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                     $ 14,802,446
       Unrealized depreciation                     (291,681,771)
                                                   ------------
       Net unrealized depreciation                $(276,879,325)
                                                  -------------

--------------------------------------------------------------------------------
13   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Value Fund

March 31, 2003

Assets

Investments in securities, at value (Note 1)*
   (identified cost $1,294,254,610)                                                $1,020,385,807
Cash in bank on demand deposit                                                            524,077
Capital shares receivable                                                                  14,871
Dividends and accrued interest receivable                                               1,398,166
Receivable for investment securities sold                                               9,314,324
                                                                                        ---------
Total assets                                                                        1,031,637,245
                                                                                    -------------
Liabilities
Capital shares payable                                                                     35,341
Payable for investment securities purchased                                             3,108,744
Payable upon return of securities loaned (Note 5)                                      19,200,000
Accrued investment management services fee                                                 43,715
Accrued distribution fee                                                                   41,341
Accrued service fee                                                                            23
Accrued transfer agency fee                                                                22,375
Accrued administrative services fee                                                         3,156
Other accrued expenses                                                                    134,017
                                                                                          -------
Total liabilities                                                                      22,588,712
                                                                                       ----------
Net assets applicable to outstanding capital stock                                 $1,009,048,533
                                                                                   ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                           $    1,577,711
Additional paid-in capital                                                          1,590,841,407
Undistributed net investment income                                                     2,842,001
Accumulated net realized gain (loss) (Note 7)                                        (312,343,783)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (273,868,803)
                                                                                     ------------
Total-- representing net assets applicable to outstanding capital stock            $1,009,048,533
                                                                                   ==============
Net assets applicable to outstanding shares:    Class A                            $  684,679,467
                                                Class B                            $  318,966,578
                                                Class C                            $    2,666,029
                                                Class Y                            $    2,736,459
Net asset value per share of outstanding capital stock:
                                                Class A shares 107,104,486         $         6.39
                                                Class B shares  49,819,866         $         6.40
                                                Class C shares     419,187         $         6.36
                                                Class Y shares     427,567         $         6.40
                                                                                   --------------
* Including securities on loan, at value (Note 5)                                  $   15,787,250
                                                                                   --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Statement of operations
AXP Equity Value Fund

Year ended March 31, 2003

Investment income
Income:
Dividends                                                                           $  30,241,246
Interest                                                                                   18,248
Fee income from securities lending -- net (Note 5)                                         26,084
   Less foreign taxes withheld                                                           (317,314)
                                                                                         --------
Total income                                                                           29,968,264
                                                                                       ----------
Expenses (Note 2):
Investment management services fee                                                      5,929,794
Distribution fee
   Class A                                                                              2,185,598
   Class B                                                                              4,716,405
   Class C                                                                                 33,926
Transfer agency fee                                                                     2,874,677
Incremental transfer agency fee
   Class A                                                                                201,610
   Class B                                                                                199,120
   Class C                                                                                  1,950
Service fee -- Class Y                                                                      2,697
Administrative services fees and expenses                                                 503,915
Compensation of board members                                                              19,097
Custodian fees                                                                             93,265
Printing and postage                                                                      306,297
Registration fees                                                                          69,840
Audit fees                                                                                 24,250
Other                                                                                      25,885
                                                                                           ------
Total expenses                                                                         17,188,326
   Earnings credits on cash balances (Note 2)                                             (24,221)
                                                                                          -------
Total net expenses                                                                     17,164,105
                                                                                       ----------
Investment income (loss) -- net                                                        12,804,159
                                                                                       ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                           (296,234,322)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                (281,726,532)
                                                                                     ------------
Net gain (loss) on investments and foreign currencies                                (577,960,854)
                                                                                     ------------
Net increase (decrease) in net assets resulting from operations                     $(565,156,695)
                                                                                    =============

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
15   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Equity Value Fund

Year ended March 31,                                             2003                    2002
Operations and distributions
Investment income (loss) -- net                           $   12,804,159           $   11,000,813
Net realized gain (loss) on investments                     (296,234,322)             (15,862,637)
Net change in unrealized appreciation
   (depreciation) on investments
   and on translation of assets and
   liabilities in foreign currencies                        (281,726,532)              (4,199,797)
                                                            ------------               ----------
Net increase (decrease) in net assets
   resulting from operations                                (565,156,695)              (9,061,621)
                                                            ------------               ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                 (9,730,508)              (9,174,746)
      Class B                                                 (1,500,901)                (225,849)
      Class C                                                    (12,416)                  (6,134)
      Class Y                                                    (37,123)                 (26,135)
   Net realized gain
      Class A                                                         --              (84,566,184)
      Class B                                                         --              (57,272,888)
      Class C                                                         --                 (254,955)
      Class Y                                                         --                 (179,185)
                                                             -----------                 --------
Total distributions                                          (11,280,948)            (151,706,076)
                                                             -----------             ------------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                   171,394,521              366,484,762
   Class B shares                                             40,334,553              130,671,029
   Class C shares                                                981,504                3,507,291
   Class Y shares                                              2,429,652                3,083,654
Reinvestment of distributions at net asset value
   Class A shares                                              9,521,607               92,074,677
   Class B shares                                              1,480,743               56,875,541
   Class C shares                                                 12,304                  259,745
   Class Y shares                                                 37,123                  205,320
Payments for redemptions
   Class A shares                                           (255,631,790)            (188,421,191)
   Class B shares (Note 2)                                  (269,433,056)            (343,873,473)
   Class C shares (Note 2)                                    (1,144,528)                (533,772)
   Class Y shares                                             (1,566,270)              (2,031,150)
                                                              ----------               ----------
Increase (decrease) in net assets
   from capital share transactions                          (301,583,637)             118,302,433
                                                            ------------              -----------
Total increase (decrease) in net assets                     (878,021,280)             (42,465,264)
Net assets at beginning of year                            1,887,069,813            1,929,535,077
                                                           -------------            -------------
Net assets at end of year                                 $1,009,048,533           $1,887,069,813
                                                          ==============           ==============
Undistributed net investment income                       $    2,842,001           $    1,750,455
                                                          --------------           --------------


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Notes to Financial Statements
AXP Equity Value Fund


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write

--------------------------------------------------------------------------------
17   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT
covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $431,665 and accumulated net realized loss has been decreased by $431,665.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                         2003                   2002
Class A
Distributions paid from:
        Ordinary income                   $9,730,508            $34,821,577
        Long-term capital gain                    --             58,919,353
Class B
Distributions paid from:
        Ordinary income                    1,500,901             17,595,298
        Long-term capital gain                    --             39,903,439
Class C
Distributions paid from:
        Ordinary income                       12,416                 83,456
        Long-term capital gain                    --                177,633
Class Y
Distributions paid from:
        Ordinary income                       37,123                 80,478
        Long-term capital gain                    --                124,842

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                   $     787,915
Accumulated gain (loss)                         $(307,279,175)
Unrealized appreciation (depreciation)          $(276,879,325)

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
19   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.


2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment from 0.08% to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began on Dec. 1, 2002. The adjustment decreased the fee by $937,701 for the year ended March 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

     o  Class A $19.00
     o  Class B $20.00
     o  Class C $19.50
     o  Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
20   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $674,975 for Class A, $378,662 for Class B and $3,141 for Class C for the year ended March 31, 2003.

During the year ended March 31, 2003, the Fund's custodian and transfer agency fees were reduced by $24,221 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $507,285,712 and $807,209,526, respectively, for the year ended March 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $5,415 for the year ended March 31, 2003.


4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended March 31, 2003
                                             Class A      Class B      Class C     Class Y
Sold                                      22,566,733     5,248,418     127,713     330,777
Issued for reinvested distributions        1,331,930       200,446       1,705       5,217
Redeemed                                 (35,222,535)  (36,088,798)   (162,176)   (217,952)
                                         -----------   -----------    --------    --------
Net increase (decrease)                  (11,323,872)  (30,639,934)    (32,758)    118,042
                                         -----------   -----------     -------     -------


                                                      Year ended March 31, 2002
                                            Class A      Class B       Class C     Class Y
Sold                                      34,722,578    12,921,537     350,315     305,100
Issued for reinvested distributions        9,956,355     6,168,342      28,307      22,143
Redeemed                                 (19,002,778)  (32,725,871)    (54,526)   (202,708)
                                         -----------   -----------     -------    --------
Net increase (decrease)                   25,676,155   (13,635,992)    324,096     124,535
                                          ----------   -----------     -------     -------

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003 securities valued at $15,787,250 were on loan to brokers. For collateral, the Fund received $19,200,000 in cash. Income from securities lending amounted to $26,084 for the year ended March 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


--------------------------------------------------------------------------------
21   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended March 31, 2003.


7. CAPITAL LOSS CARRY-OVER
For federal income tax proposes, the Fund has a capital loss carry-over of $307,279,175 as of March 31, 2003, that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.


Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $ 9.45     $10.31     $10.95     $11.32    $12.85
Income from investment operations:
Net investment income (loss)                                        .10        .09        .08        .10       .17
Net gains (losses) (both realized and unrealized)                 (3.08)      (.10)      (.39)       .65      (.08)
Total from investment operations                                  (2.98)      (.01)      (.31)       .75       .09
Less distributions:
Dividends from net investment income                               (.08)      (.09)      (.09)      (.09)     (.17)
Distributions from realized gains                                    --       (.76)      (.24)     (1.03)    (1.45)
Total distributions                                                (.08)      (.85)      (.33)     (1.12)    (1.62)
Net asset value, end of period                                   $ 6.39     $ 9.45     $10.31     $10.95    $11.32

Ratios/supplemental data
Net assets, end of period (in millions)                            $685     $1,119       $956       $961      $906
Ratio of expenses to average daily net assets(c)                  1.00%      1.03%       .95%       .92%      .87%
Ratio of net investment income (loss)
   to average daily net assets                                    1.22%       .91%       .75%       .88%     1.39%
Portfolio turnover rate (excluding short-term securities)           38%        61%        97%        59%      106%
Total return(e)                                                 (31.58%)      .10%     (2.76%)     6.87%     1.31%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $ 9.46     $10.31     $10.94     $11.33    $12.85
Income from investment operations:
Net investment income (loss)                                        .03         --         --        .02       .07
Net gains (losses) (both realized and unrealized)                 (3.07)      (.08)      (.39)       .63      (.06)
Total from investment operations                                  (3.04)      (.08)      (.39)       .65       .01
Less distributions:
Dividends from net investment income                               (.02)      (.01)        --       (.01)     (.08)
Distributions from realized gains                                    --       (.76)      (.24)     (1.03)    (1.45)
Total distributions                                                (.02)      (.77)      (.24)     (1.04)    (1.53)
Net asset value, end of period                                   $ 6.40     $ 9.46     $10.31     $10.94    $11.33

Ratios/supplemental data
Net assets, end of period (in millions)                            $319       $761       $970     $1,414    $1,663
Ratio of expenses to average daily net assets(c)                  1.77%      1.78%      1.70%      1.67%     1.62%
Ratio of net investment income (loss)
   to average daily net assets                                     .44%       .13%      (.01%)      .13%      .65%
Portfolio turnover rate (excluding short-term securities)           38%        61%        97%        59%      106%
Total return(e)                                                 (32.13%)     (.62%)    (3.47%)     6.03%      .54%

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002      2001(b)
Net asset value, beginning of period                             $ 9.40     $10.27     $10.37
Income from investment operations:
Net investment income (loss)                                        .03        .01         --
Net gains (losses) (both realized and unrealized)                 (3.04)      (.10)       .18
Total from investment operations                                  (3.01)      (.09)       .18
Less distributions:
Dividends from net investment income                               (.03)      (.02)      (.04)
Distributions from realized gains                                    --       (.76)      (.24)
Total distributions                                                (.03)      (.78)      (.28)
Net asset value, end of period                                   $ 6.36     $ 9.40     $10.27

Ratios/supplemental data
Net assets, end of period (in millions)                              $3         $4         $1
Ratio of expenses to average daily net assets(c)                  1.79%      1.81%      1.70%(d)
Ratio of net investment income (loss)
   to average daily net assets                                     .44%       .14%       .07%(d)
Portfolio turnover rate (excluding short-term securities)           38%        61%        97%
Total return(e)                                                 (32.09%)     (.66%)     1.82%(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $ 9.46     $10.32     $10.96     $11.34    $12.87
Income from investment operations:
Net investment income (loss)                                        .11        .11        .09        .12       .18
Net gains (losses) (both realized and unrealized)                 (3.07)      (.11)      (.39)       .63      (.08)
Total from investment operations                                  (2.96)        --       (.30)       .75       .10
Less distributions:
Dividends from net investment income                               (.10)      (.10)      (.10)      (.10)     (.18)
Distributions from realized gains                                    --       (.76)      (.24)     (1.03)    (1.45)
Total distributions                                                (.10)      (.86)      (.34)     (1.13)    (1.63)
Net asset value, end of period                                   $ 6.40      $9.46     $10.32     $10.96    $11.34

Ratios/supplemental data
Net assets, end of period (in millions)                              $3         $3         $2         $1        $1
Ratio of expenses to average daily net assets(c)                   .83%       .86%       .79%       .77%      .78%
Ratio of net investment income (loss)
   to average daily net assets                                    1.40%      1.06%       .94%      1.02%     1.49%
Portfolio turnover rate (excluding short-term securities)           38%        61%        97%        59%      106%
Total return(e)                                                 (31.41%)      .28%     (2.62%)     6.91%     1.40%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
24   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Independent Auditors' Report


THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Equity Value Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2003, and the financial highlights for each of the years in the five-year period ended March 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Equity Value Fund as of March 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

May 9, 2003

--------------------------------------------------------------------------------
25   ---   AXP EQUITY VALUE FUND   ---   2003 ANNUAL REPORT

Investments in Securities

AXP Focused Growth Fund
March 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (96.3%)
Issuer                                                Shares            Value(a)

Automotive & related (1.3%)
Oshkosh Truck                                          9,700            $604,310

Banks and savings & loans (2.1%)
Bank of America                                        7,600             507,984
Wells Fargo                                           10,200             458,898
Total                                                                    966,882

Building materials & construction (1.6%)
Fluor                                                 21,400             720,752

Computer software & services (9.3%)
Adobe Systems                                         28,100             866,323
Microsoft                                            118,200           2,861,622
Oracle                                                46,700(b)          506,648
Total                                                                  4,234,593

Computers & office equipment (8.4%)
Cisco Systems                                        114,100(b)        1,471,890
Dell Computer                                         25,650(b)          700,502
EMC                                                   98,800(b)          714,324
Mentor Graphics                                       42,400(b)          379,056
QLogic                                                15,700(b)          583,098
Total                                                                  3,848,870

Electronics (9.6%)
Applied Materials                                     36,800(b)          462,944
Integrated Circuit Systems                            15,400(b)          334,180
Intel                                                 82,900           1,349,612
Linear Technology                                     17,600             543,312
Maxim Integrated Products                             23,600             852,432
Novellus Systems                                      31,000(b)          845,370
Total                                                                  4,387,850

Energy (4.6%)
ConocoPhillips                                        11,500             616,400
Exxon Mobil                                           21,000             733,950
Valero Energy                                         17,700             732,426
Total                                                                  2,082,776

Financial services (6.3%)
Citigroup                                             43,800           1,508,910
Lehman Brothers Holdings                              15,000             866,250
MBNA                                                  32,900             495,145
Total                                                                  2,870,305

Health care (20.1%)
Amgen                                                 31,000(b,c)      1,784,050
Forest Laboratories                                   14,500(b)          782,565
IDEC Pharmaceuticals                                  17,400(b)          598,891
Johnson & Johnson                                     22,100           1,278,927
MedImmune                                             10,500(b)          344,715
Medtronic                                             33,600           1,516,032
Pfizer                                                78,300           2,439,827
STERIS                                                18,500(b)          483,960
Total                                                                  9,228,967

Health care services (1.6%)
UnitedHealth Group                                     7,850             719,610

Household products (5.5%)
Colgate-Palmolive                                     13,300             724,052
Procter & Gamble                                      20,100           1,789,905
Total                                                                  2,513,957

Industrial equipment & services (2.2%)
Caterpillar                                            9,200             452,640
Clarcor                                               15,800             571,960
Total                                                                  1,024,600

Leisure time & entertainment (1.3%)
Harley-Davidson                                       14,600             579,766

Metals (1.4%)
Alcoa                                                 33,000             639,540

Multi-industry conglomerates (6.1%)
ARAMARK Cl B                                          40,800(b)          934,320
General Electric                                      72,400           1,846,200
Total                                                                  2,780,520

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Retail (10.9%)
Best Buy                                              24,000(b)         $647,280
Costco Wholesale                                      15,200(b)          456,456
Home Depot                                            48,800           1,188,768
Kohl's                                                10,150(b)          574,287
Wal-Mart Stores                                       40,200           2,091,606
Total                                                                  4,958,397

Transportation (1.4%)
Swift Transportation                                  40,100(b)          641,600

Utilities -- electric (1.0%)
Southern Co                                           15,700             446,508

Utilities -- gas (1.6%)
Equitable Resources                                   19,400             727,694

Total common stocks
(Cost: $43,596,773)                                                  $43,977,497

Short-term securities (3.3%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
         05-09-03           1.12%                   $800,000            $799,029
Federal Home Loan Mtge Corp Disc Nt
         04-10-03           1.24                     300,000             299,903
Federal Natl Mtge Assn Disc Nts
         04-09-03           1.24                     200,000             199,943
         05-28-03           1.23                     200,000             199,648

Total short-term securities
(Cost: $1,498,517)                                                    $1,498,523

Total investments in securities
(Cost: $45,095,290)(d)                                               $45,476,020

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) At March 31, 2003, securities valued at $575,500 were held to cover open call options written as follows (see Note 5 to the financial statements):

     Issuer       Contracts         Exercise         Expiration         Value(a)
                                      price             date
     Amgen           100               $55           April 2003          $32,500

(d) At March 31, 2003, the cost of securities for federal income tax purposes was $47,690,640 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $   833,587
     Unrealized depreciation                                         (3,048,207)
                                                                     ----------
     Net unrealized depreciation                                    $(2,214,620)
                                                                    -----------

--------------------------------------------------------------------------------
13 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Focused Growth Fund

March 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $45,095,290)                                                                      $  45,476,020
Cash in bank on demand deposit                                                                                7,401
Capital shares receivable                                                                                    15,700
Dividends and accrued interest receivable                                                                    14,995
Receivable for investment securities sold                                                                   409,458
                                                                                                            -------
Total assets                                                                                             45,923,574
                                                                                                         ----------
Liabilities
Payable for investment securities purchased                                                                 118,958
Accrued investment management services fee                                                                    2,483
Accrued distribution fee                                                                                      1,984
Accrued transfer agency fee                                                                                   2,221
Accrued administrative services fee                                                                             229
Other accrued expenses                                                                                       89,252
Options contracts written, at value (premiums received $18,199) (Note 5)                                     32,500
                                                                                                             ------
Total liabilities                                                                                           247,627
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                    $  45,675,947
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     318,351
Additional paid-in capital                                                                              152,485,573
Accumulated net realized gain (loss) (Note 7)                                                          (107,494,406)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                       366,429
                                                                                                            -------
Total -- representing net assets applicable to outstanding capital stock                              $  45,675,947
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $  29,243,034
                                                            Class B                                   $  15,299,174
                                                            Class C                                   $   1,121,031
                                                            Class Y                                   $      12,708
Net asset value per share of outstanding capital stock:     Class A shares         20,245,455         $        1.44
                                                            Class B shares         10,788,480         $        1.42
                                                            Class C shares            792,376         $        1.41
                                                            Class Y shares              8,748         $        1.45
                                                                                        -----         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Focused Growth Fund

Year ended March 31, 2003
Investment income
Income:
Dividends                                                                                              $    382,201
Interest                                                                                                     63,700
Fee income from securities lending -- net (Note 3)                                                              231
   Less foreign taxes withheld                                                                               (3,336)
                                                                                                             ------
Total income                                                                                                442,796
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          329,896
Distribution fee
   Class A                                                                                                   93,239
   Class B                                                                                                  195,108
   Class C                                                                                                   13,084
Transfer agency fee                                                                                         273,838
Incremental transfer agency fee
   Class A                                                                                                   19,497
   Class B                                                                                                   17,649
   Class C                                                                                                    1,179
Service fee -- Class Y                                                                                           15
Administrative services fees and expenses                                                                    33,708
Compensation of board members                                                                                10,823
Custodian fees                                                                                               25,349
Printing and postage                                                                                         51,215
Registration fees                                                                                            41,057
Audit fees                                                                                                   15,000
Other                                                                                                         4,772
                                                                                                              -----
Total expenses                                                                                            1,125,429
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (199,942)
                                                                                                           --------
                                                                                                            925,487
   Earnings credits on cash balances (Note 2)                                                                (1,678)
                                                                                                             ------
Total net expenses                                                                                          923,809
                                                                                                            -------
Investment income (loss) -- net                                                                            (481,013)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (33,584,067)
   Options contracts written (Note 5)                                                                        87,015
                                                                                                             ------
Net realized gain (loss) on investments                                                                 (33,497,052)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     6,056,991
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                   (27,440,061)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(27,921,074)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Focused Growth Fund

Year ended March 31,                                                                 2003                  2002
Operations
Investment income (loss) -- net                                                  $   (481,013)         $   (802,153)
Net realized gain (loss) on investments                                           (33,497,052)         $(44,411,318)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               6,056,991            37,706,287
                                                                                    ---------            ----------
Net increase (decrease) in net assets resulting from operations                   (27,921,074)           (7,507,184)
                                                                                  -----------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          7,387,292            28,131,727
   Class B shares                                                                   4,105,248            13,072,961
   Class C shares                                                                     379,863               910,478
Payments for redemptions
   Class A shares                                                                 (15,814,763)          (21,315,732)
   Class B shares (Note 2)                                                         (8,743,009)           (8,054,639)
   Class C shares (Note 2)                                                           (454,185)             (464,754)
   Class Y shares                                                                         (24)                   --
                                                                                  -----------            ----------
Increase (decrease) in net assets from capital share transactions                 (13,139,578)           12,280,041
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                           (41,060,652)            4,772,857
Net assets at beginning of year                                                    86,736,599            81,963,742
                                                                                   ----------            ----------
Net assets at end of year                                                        $ 45,675,947          $ 86,736,599
                                                                                 ============          ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Focused Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium and large size companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
19 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $481,013 resulting in a net reclassification adjustment to decrease paid-in capital by $481,013.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                             2003                    2002

Class A
Distributions paid from:
     Ordinary income                              $--                     $--
     Long-term capital gain                        --                      --

Class B
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

Class C
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

Class Y
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $          --
Accumulated gain (loss)                                         $(104,899,056)
Unrealized appreciation (depreciation)                          $  (2,228,921)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.65% to 0.50% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $47,944 for the year ended March 31, 2003.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
21 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $134,489 for Class A, $36,381 for Class B and $206 for Class C for the year ended March 31, 2003.

For the year ended March 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.32% for Class A, 2.08% for Class B, 2.08% for Class C and 1.11% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until March 31, 2004. Under this agreement, total expenses will not exceed 1.32% for Class A, 2.08% for Class B, 2.08% for Class C and 1.16% for Class Y of the Fund's average daily net assets.

During the year ended March 31, 2003, the Fund's custodian and transfer agency fees were reduced by $1,678 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $150,884,157 and $162,827,228, respectively, for the year ended March 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $17,105 for the year ended March 31, 2003.

Income from securities lending amounted to $231 for the year ended March 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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22 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              Year ended March 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                        4,562,678         2,569,701          234,889                --
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (9,653,739)       (5,399,743)        (281,374)              (12)
                                           ----------        ----------         --------               ---
Net increase (decrease)                    (5,091,061)       (2,830,042)         (46,485)              (12)
                                           ----------        ----------          -------               ---

                                                               Year ended March 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       12,070,711         5,681,941          399,500                --
Issued for reinvested distributions                --                --               --                --
Redeemed                                   (9,453,719)       (3,643,125)        (204,966)               --
                                           ----------        ----------         --------               ---
Net increase (decrease)                     2,616,992         2,038,816          194,534                --
                                           ----------        ----------         --------               ---

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                               Year ended March 31, 2003
                                                        Puts                               Calls
                                            Contracts          Premiums        Contracts          Premiums
Balance March 31, 2002                          --            $     --              --           $      --
Opened                                         235              29,081           1,575             252,756
Closed                                        (135)            (19,320)         (1,033)           (129,015)
Exercised                                       --                  --            (442)           (105,542)
Expired                                       (100)             (9,761)             --                  --
                                              ----             -------          ------           ---------
Balance March 31, 2003                          --            $     --             100           $  18,199
                                              ----            --------          ------           ---------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
23 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended March 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $104,899,056 as of March 31, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
24 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                                    2003         2002        2001(b)
Net asset value, beginning of period                                            $2.19        $2.35       $ 4.98
Income from investment operations:
Net investment income (loss)                                                     (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                                (.74)        (.15)       (2.62)
Total from investment operations                                                 (.75)        (.16)       (2.63)
Net asset value, end of period                                                  $1.44        $2.19       $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                                           $29          $55          $53
Ratio of expenses to average daily net assets(c),(e)                            1.32%        1.26%        1.30%(d)
Ratio of net investment income (loss) to average daily net assets               (.55%)       (.65%)       (.47%)(d)
Portfolio turnover rate (excluding short-term securities)                        275%          78%          54%
Total return(i)                                                               (34.25%)      (6.81%)     (52.81%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                                    2003         2002        2001(b)
Net asset value, beginning of period                                            $2.16        $2.34       $ 4.99
Income from investment operations:
Net investment income (loss)                                                     (.02)        (.03)        (.03)
Net gains (losses) (both realized and unrealized)                                (.72)        (.15)       (2.62)
Total from investment operations                                                 (.74)        (.18)       (2.65)
Net asset value, end of period                                                  $1.42        $2.16       $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                                           $15          $29          $27
Ratio of expenses to average daily net assets(c),(f)                            2.08%        2.04%        2.07%(d)
Ratio of net investment income (loss) to average daily net assets              (1.32%)      (1.43%)      (1.25%)(d)
Portfolio turnover rate (excluding short-term securities)                        275%          78%          54%
Total return(i)                                                               (34.26%)      (7.69%)     (53.11%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                                    2003         2002        2001(b)
Net asset value, beginning of period                                            $2.16        $2.34       $ 4.98
Income from investment operations:
Net investment income (loss)                                                     (.02)        (.03)        (.02)
Net gains (losses) (both realized and unrealized)                                (.73)        (.15)       (2.62)
Total from investment operations                                                 (.75)        (.18)       (2.64)
Net asset value, end of period                                                  $1.41        $2.16       $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                                            $1           $2           $2
Ratio of expenses to average daily net assets(c),(g)                            2.08%        2.04%        2.07%(d)
Ratio of net investment income (loss) to average daily net assets              (1.31%)      (1.43%)      (1.25%)(d)
Portfolio turnover rate (excluding short-term securities)                        275%          78%          54%
Total return(i)                                                               (34.72%)      (7.69%)     (53.01%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                                    2003         2002        2001(b)
Net asset value, beginning of period                                            $2.20        $2.35       $ 4.98
Income from investment operations:
Net investment income (loss)                                                     (.01)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                                (.74)        (.14)       (2.62)
Total from investment operations                                                 (.75)        (.15)       (2.63)
Net asset value, end of period                                                  $1.45        $2.20       $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                                           $--          $--          $--
Ratio of expenses to average daily net assets(c),(h)                            1.11%        1.06%        1.11%(d)
Ratio of net investment income (loss) to average daily net assets               (.33%)       (.46%)       (.34%)(d)
Portfolio turnover rate (excluding short-term securities)                        275%          78%          54%
Total return(i)                                                               (34.09%)      (6.38%)     (52.81%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.66%, 1.40% and 1.59% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.42%, 2.16% and 2.35% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.42%, 2.16% and 2.35% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.50%, 1.24% and 1.36% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
28 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Focused Growth Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2003, and the financial highlights for each of the years in the two-year period ended March 31, 2003 and for the period from June 26, 2000 (when shares became publicly available) to March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Focused Growth Fund as of March 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 9, 2003

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29 -- AXP FOCUSED GROWTH FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Growth Fund
March 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (98.3%)
Issuer                                                Shares            Value(a)

Aerospace & defense (0.6%)
Alliant Techsystems                                   10,300(b)         $556,303
Herley Inds                                           30,000(b)          515,700
Total                                                                  1,072,003

Airlines (0.4%)
JetBlue Airways                                       26,150(b)          724,617

Automotive & related (0.5%)
Oshkosh Truck                                         14,600             909,580

Banks and savings & loans (4.7%)
Boston Private Financial Holdings                     46,800             700,128
City Natl                                             11,450             503,113
Commerce Bancorp                                       8,470             336,598
Cullen/Frost Bankers                                  13,200             401,016
Dime Community Bancshares                             27,000             616,410
East West Bancorp                                     17,000             524,450
First Niagara Financial Group                         25,000             293,775
Greater Bay Bancorp                                   21,140             302,302
Harbor Florida Bancshares                             23,000             537,280
Net.Bank                                              50,000             464,500
New York Community Bancorp                            19,200             572,160
Provident Financial Services                          35,000(b)          553,350
Seacoast Banking Corp of Florida                      29,000             562,310
Silicon Valley Bancshares                             39,450(b)          717,595
Sterling Financial                                    24,000(b)          509,280
Texas Regional Bancshares Cl A                        18,700             564,553
UCBH Holdings                                          7,000             307,860
Total                                                                  8,466,680

Building materials & construction (0.4%)
Simpson Mfg                                           19,000(b)          642,200

Chemicals (2.5%)
Airgas                                                41,400(b)          766,314
Olin                                                  18,000             327,060
Stericycle                                            44,800(b)        1,684,032
TRC Companies                                         40,000(b)          524,800
Waste Connections                                     38,000(b)        1,311,000
Total                                                                  4,613,206

Communications equipment & services (2.5%)
ADTRAN                                                 9,700(b)          348,327
Advanced Fibre Communications                         37,100(b)          561,694
Boston Communications Group                           42,200(b)          660,852
Marvell Technology Group                              25,000(b,c)        529,750
Nextel Partners Cl A                                 100,000(b)          504,000
Semtech                                               27,700(b)          419,655
Tekelec                                               68,030(b)          590,500
UTStarcom                                             28,600(b)          571,714
WebMD                                                 45,000(b)          405,900
Total                                                                  4,592,392

Computer software & services (1.7%)
Avid Technology                                       19,500(b)          431,730
Business Objects ADR                                  27,500(b,c)        449,625
Quest Software                                        53,500(b)          481,500
S1                                                   125,000(b)          640,000
SRA Intl Cl A                                         18,720(b)          443,664
VeriSign                                              80,000(b)          699,200
Total                                                                  3,145,719

Computers & office equipment (13.4%)
ASK Jeeves                                            25,000(b)          177,000
Avocent                                               38,300(b)          893,922
BISYS Group                                           27,100(b)          442,272
Centillium Communications                            160,000(b)          648,000
CheckFree                                             35,000(b)          786,800
Cognex                                                29,200(b)          618,164
Cognizant Technology Solutions                        29,700(b)        2,000,294
Cognos                                                31,600(b,c)        717,984
Computer Network Technology                           35,000(b)          240,800
Digital River                                         25,000(b)          342,250
Extreme Networks                                     117,500(b)          508,775
Henry (Jack) & Associates                             46,800             495,612
iManage                                              438,400(b)        1,240,672
Imation                                               23,000(b)          856,060
Ingram Micro Cl A                                     50,000(b)          551,500
M-Systems Flash Disk Pioneers                         40,000(b,c)        246,400
Manhattan Associates                                  13,040(b)          228,591
MatrixOne                                            160,000(b)          540,800
MAXIMUS                                               15,900(b)          337,398

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Computers & office equipment (cont.)
Mercury Interactive                                   31,100(b)         $923,048
Micromuse                                            100,000(b)          520,000
MicroStrategy Cl A                                    38,300(b)          923,413
Natl Instruments                                      22,000(b)          775,940
NetFlix                                               35,000(b)          712,250
PRG-Schultz Intl                                      83,000(b)          598,430
QLogic                                                 7,900(b)          293,406
Raindance Communications                             400,000(b)          672,000
RSA Security                                          68,000(b)          482,800
ScanSoft                                              86,000(b)          387,000
Seagate Technology                                    37,500(c)          387,000
Secure Computing                                     240,000(b)          883,200
SupportSoft                                          698,500(b)        1,613,535
Tier Technologies Cl B                                70,140(b)          709,817
Viewpoint                                            450,000(b)          207,000
Virage Logic                                          75,000(b)          468,750
Websense                                              22,400(b)          328,608
Western Digital                                      178,200(b)        1,614,492
Total                                                                 24,373,983

Electronics (11.8%)
Aeroflex                                              92,110(b)          521,343
Ariba                                                190,000(b)          535,800
Artisan Components                                    36,600(b)          591,493
ATI Technologies                                     100,000(b,c)        514,000
ATMI                                                  26,960(b)          519,250
Benchmark Electronics                                 29,400(b)          832,902
Cree                                                  66,900(b)        1,238,988
Cymer                                                 11,340(b)          268,191
Entegris                                              72,200(b)          719,112
Exar                                                  54,370(b)          691,043
Foundry Networks                                      69,400(b)          557,976
Harman Intl Inds                                      15,700             919,549
HEI                                                  207,800(b)          415,600
Integrated Circuit Systems                            82,400(b)        1,788,079
Intersil                                              25,000(b)          389,000
LTX                                                   85,000(b)          425,000
Microsemi                                            117,000(b)        1,281,150
MKS Instruments                                       41,000(b)          512,500
Monolithic System Technology                          70,800(b)          498,432
Mykrolis                                              67,100(b)          560,285
NetScreen Technologies                                65,900(b)        1,105,802
OmniVision Technologies                               27,200(b)          563,584
OSI Systems                                           40,040(b)          633,032
Plexus                                                37,740(b)          345,321
Power Integrations                                    30,100(b)          623,973
Skyworks Solutions                                    77,300(b)          481,579
Symbol Technologies                                   62,000             533,820
Ultratech Stepper                                     50,000(b)          598,500
Varian Medical Systems                                27,500(b)        1,483,074
Varian Semiconductor Equipment Associates             20,130(b)          409,444
Verisity                                              89,400(b)          826,056
Total                                                                 21,383,878

Energy (1.0%)
Forest Oil                                            22,100(b)          492,830
Patina Oil & Gas                                      22,800             750,120
Pogo Producing                                        14,000             556,780
Total                                                                  1,799,730

Energy equipment & services (6.2%)
Evergreen Resources                                   32,020(b)        1,450,826
FMC Technologies                                      18,940(b)          363,648
Global Inds                                          200,000(b)          932,000
Jacobs Engineering Group                              15,300(b)          642,753
Key Energy Services                                   62,500(b)          630,000
Natl-Oilwell                                          29,200(b)          653,788
Oil States Intl                                       50,000(b)          600,000
Patterson-UTI Energy                                  61,900(b)        2,003,084
Pioneer Natural Resources                             15,000(b)          376,500
Precision Drilling                                    18,540(b,c)        618,680
Remington Oil & Gas                                   38,000(b)          647,140
Smith Intl                                            14,500(b)          510,835
Spinnaker Exploration                                 29,100(b)          565,122
Ultra Petroleum                                      138,300(b)        1,221,189
Total                                                                 11,215,565

Financial services (3.0%)
Affiliated Managers Group                             12,250(b)          509,233
AmeriTrade Holding                                    70,000(b)          347,200
Coinstar                                              25,000(b)          419,750
Doral Financial                                       17,000(c)          600,950
Eaton Vance                                           25,100             670,923
iDine Rewards Network                                 39,400(b)          293,530
Intrawest                                             38,730(c)          404,341
Investors Financial Services                          30,620             745,597
Jefferies Group                                       26,400             949,080
Raymond James Financial                               22,820             590,353
Total                                                                  5,530,957

Food (2.1%)
American Italian Pasta Cl A                           54,070(b)        2,338,528
Performance Food Group                                22,370(b)          685,864
United Natural Foods                                  33,500(b)          854,250
Total                                                                  3,878,642

See accompanying notes to investments in securities.

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14 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care (10.8%)
Advanced Neuromodulation Systems                      15,500(b)         $664,950
Aradigm                                               95,700(b)          119,625
Bio-Rad Laboratories Cl A                             13,400(b)          479,050
Biosite                                               31,300(b)        1,202,233
Cooper Companies                                      20,800             621,920
CTI Molecular Imaging                                 19,200(b)          376,320
Enzon Pharmaceuticals                                 60,000(b)          681,000
Eon Labs                                              23,100(b)          616,770
Gen-Probe                                             15,800(b)          357,712
IDEC Pharmaceuticals                                  12,500(b)          430,238
IDEXX Laboratories                                    28,000(b)          979,160
Inspire Pharmaceuticals                               13,000(b)          203,710
Integra LifeSciences Holdings                         22,700(b)          522,100
Martek Biosciences                                    27,000(b)          770,040
Medicines Company                                     38,200(b)          712,048
Medicis Pharmaceutical Cl A                           15,000(b)          833,850
Neurocrine Biosciences                                28,170(b)        1,176,943
Novavax                                              206,800(b)          837,540
Pharmaceutical Resources                              28,600(b)        1,214,928
Regeneration Technologies                            211,800(b)        1,906,199
Respironics                                           10,000(b)          343,710
STERIS                                                32,500(b)          850,200
Taro Pharmaceutical Inds                              28,000(b,c)      1,071,840
Techne                                                 8,200(b)          169,494
Telik                                                 45,000(b)          604,800
Trimeris                                               7,500(b)          308,850
Wilson Greatbatch Technologies                        14,000(b)          391,860
Wright Medical Group                                  51,600(b)          904,032
Zoll Medical                                           7,300(b)          298,278
Total                                                                 19,649,400

Health care services (6.8%)
Accredo Health                                        30,032(b)          730,949
AMERIGROUP                                            27,500(b)          804,650
BioMarin Pharmaceutical                               27,000(b)          306,450
Centene                                               31,500(b)          920,115
Cerner                                                16,500(b)          534,270
Connetics                                             52,500(b)          879,375
Covance                                               37,600(b)          869,312
Coventry Health Care                                  15,000(b)          493,500
Cyberonics                                            45,000(b)          962,550
Cytyc                                                 40,000(b)          522,000
DaVita                                                15,560(b)          322,559
First Health Group                                    13,960(b)          355,142
Gentiva Health Services                               77,600             651,064
Mid Atlantic Medical Services                         11,100(b)          450,105
Odyssey Healthcare                                    56,150(b)        1,334,686
Pharmaceutical Product Development                     5,100(b)          136,940
Renal Care Group                                      12,150(b)          378,837
Schein (Henry)                                         8,800(b)          396,880
United Surgical Partners Intl                         30,000(b)          554,700
VCA Antech                                            45,000(b)          696,150
Total                                                                 12,300,234

Household products (0.8%)
Central Garden & Pet                                  32,300(b)          698,972
Scotts Cl A                                           14,800(b)          766,640
Total                                                                  1,465,612

Indexes (0.8%)
Nasdaq-100 Index Tracking                             55,600(b)        1,406,680

Industrial equipment & services (1.0%)
Clarcor                                               24,000             868,800
FLIR Systems                                          13,500(b)          640,035
Kennametal                                            13,700             385,381
Total                                                                  1,894,216

Insurance (1.5%)
Berkley (WR)                                          14,000             599,900
Endurance Specialty Holdings                          13,000(b,c)        314,470
LandAmerica Financial Group                           12,200             484,950
ProAssurance                                          20,000(b)          470,400
RenaissanceRe Holdings                                 9,500(c)          380,475
Scottish Annuity & Life Holdings                      25,000(c)          435,500
Total                                                                  2,685,695

Leisure time & entertainment (2.9%)
Alliance Gaming                                      128,390(b)        1,925,850
GTECH Holdings                                        22,700(b)          741,382
Hotels.com Cl A                                        7,500(b)          432,563
Mandalay Resort Group                                 10,000(b)          275,600
Regal Entertainment Group                             23,200             416,440
Station Casinos                                       70,500(b)        1,488,255
Total                                                                  5,280,090

Media (3.3%)
Cumulus Media Cl A                                    26,900(b)          391,664
DoubleClick                                           40,000(b)          310,800
Getty Images                                          16,280(b)          447,049
Lin TV                                                54,600(b)        1,119,846
Macrovision                                           30,000(b)          359,700
McClatchy Cl A                                         9,700             519,823
Mediacom Communications                               75,000(b)          660,000
Pixar                                                  5,500(b)          297,440

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Media (cont.)
Radio One Cl D                                       114,490(b)       $1,515,848
University of Phoenix Online                           8,093(b)          345,166
Total                                                                  5,967,336

Metals (1.1%)
Coeur d'Alene Mines                                  250,000(b)          352,500
Maverick Tube                                         38,470(b)          715,542
Oregon Steel Mills                                   155,000(b)          364,250
Quanex                                                20,000             634,000
Total                                                                  2,066,292

Miscellaneous (1.8%)
Corinthian Colleges                                   23,920(b)          944,840
FTI Consulting                                        48,590(b)        2,245,830
Total                                                                  3,190,670

Multi-industry conglomerates (5.9%)
Administaff                                           97,500(b)          609,375
Advisory Board                                        34,200(b)        1,195,290
Applied Films                                         45,000(b)          726,705
Career Education                                      32,530(b)        1,591,368
Corporate Executive Board                             50,290(b)        1,791,330
Heidrick & Struggles Intl                             51,020(b)          591,832
Leapfrog Enterprises                                  25,000(b)          596,000
RMH Teleservices                                     192,400(b)        1,250,600
Strayer Education                                      7,000             384,300
Zebra Technologies Cl A                               32,100(b)        2,067,239
Total                                                                 10,804,039

Paper & packaging (0.5%)
Crown Holdings                                       153,330(b)          861,715

Restaurants & lodging (1.1%)
California Pizza Kitchen                              20,730(b)          476,790
P.F. Chang's China Bistro                             12,700(b)          469,900
Panera Bread Cl A                                     13,140(b)          400,639
Total Entertainment Restaurant                        70,000(b)          569,100
Total                                                                  1,916,429

Retail (4.8%)
Cost Plus                                             11,500(b)          302,680
Fred's                                                59,900           1,668,214
GameStop                                              40,000(b)          480,000
Gymboree                                              27,500(b)          413,600
Hollywood Entertainment                               87,900(b)        1,409,916
Linens `N Things                                      27,980(b)          568,554
MSC Industrial Direct Cl A                            51,000(b)          815,490
NBTY 21,500(b)                                       407,640
PETCO Animal Supplies                                 13,900(b)          262,015
Pier 1 Imports                                        31,380             497,687
PriceSmart                                            11,900(b)          177,905
Ross Stores                                           10,000             361,500
Too                                                   12,500(b)          207,625
Tractor Supply                                        17,700(b)          584,454
Tuesday Morning                                        8,520(b)          167,674
Whole Foods Market                                     8,900(b)          495,196
Total                                                                  8,820,150

Textiles & apparel (1.4%)
Coach                                                 43,660(b)        1,673,487
Hot Topic                                             35,650(b)          831,002
Total                                                                  2,504,489

Transportation (2.7%)
Arkansas Best                                         23,900             607,538
Hunt (JB) Transport Services                          24,200(b)          651,464
Landstar System                                       15,000(b)          862,500
Old Dominion Freight Line                             27,200(b)          856,800
UTI Worldwide                                         48,000(c)        1,344,000
Yellow Corp                                           26,830(b)          647,408
Total                                                                  4,969,710

Utilities -- gas (0.4%)
Western Gas Resources                                 13,000             423,150
Williams Companies                                    65,900             301,822
Total                                                                    724,972

Total common stocks
(Cost: $184,374,882)                                                $178,856,881

Short-term securities (5.1%)
Issuer                    Annualized                Amount              Value(a)
                        yield on date              payable at
                         of purchase                maturity
Commercial paper
Abbey Natl North America
         04-01-03           1.41%                 $4,000,000          $3,999,844
General Electric Capital
         04-01-03           1.39                   3,100,000           3,099,880
UBS Americas
         04-01-03           1.39                   2,100,000           2,099,919

Total short-term securities
(Cost: $9,200,000)                                                    $9,199,643

Total investments in securities
(Cost: $193,574,882)(d)                                             $188,056,524

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2003, the value of foreign securities represented 4.4% of net assets.

(d) At March 31, 2003, the cost of securities for federal income tax purposes was $198,643,014 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 12,690,798
     Unrealized depreciation                                        (23,277,288)
                                                                    -----------
     Net unrealized depreciation                                   $(10,586,490)
                                                                   ------------

--------------------------------------------------------------------------------
17 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Growth Fund

March 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $193,574,882)                                                                      $188,056,524
Cash in bank on demand deposit                                                                              262,722
Capital shares receivable                                                                                    88,833
Dividends and accrued interest receivable                                                                    13,831
Receivable for investment securities sold                                                                 5,133,600
                                                                                                          ---------
Total assets                                                                                            193,555,510
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       42,120
Payable for investment securities purchased                                                               3,722,220
Payable upon return of securities loaned (Note 5)                                                         7,660,000
Accrued investment management services fee                                                                   13,889
Accrued distribution fee                                                                                      7,725
Accrued transfer agency fee                                                                                   7,156
Accrued administrative services fee                                                                           1,208
Other accrued expenses                                                                                      165,544
                                                                                                            -------
Total liabilities                                                                                        11,619,862
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $181,935,648
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    652,466
Additional paid-in capital                                                                              277,791,768
Accumulated net realized gain (loss) (Note 7)                                                           (90,990,228)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (5,518,358)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $181,935,648
                                                                                                       ============
Net assets applicable to outstanding shares:                    Class A                                $118,367,872
                                                                Class B                                $ 58,167,569
                                                                Class C                                $  5,357,967
                                                                Class Y                                $     42,240
Net asset value per share of outstanding capital stock:         Class A shares       42,208,962        $       2.80
                                                                Class B shares       21,080,540        $       2.76
                                                                Class C shares        1,942,015        $       2.76
                                                                Class Y shares           15,037        $       2.81
                                                                                         ------        ------------
* Including securities on loan, at value (Note 5)                                                      $  6,092,837
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Growth Fund

Year ended March 31, 2003
Investment income
Income:
Dividends                                                                                              $    389,709
Interest                                                                                                    169,951
Fee income from securities lending -- net (Note 5)                                                           79,641
   Less foreign taxes withheld                                                                               (1,134)
                                                                                                             ------
Total income                                                                                                638,167
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                        1,747,120
Distribution fee
   Class A                                                                                                  330,374
   Class B                                                                                                  644,059
   Class C                                                                                                   52,865
Transfer agency fee                                                                                         751,918
Incremental transfer agency fee
   Class A                                                                                                   52,594
   Class B                                                                                                   48,501
   Class C                                                                                                    4,393
Service fee -- Class Y                                                                                           49
Administrative services fees and expenses                                                                   162,755
Compensation of board members                                                                                10,822
Custodian fees                                                                                              167,383
Printing and postage                                                                                         92,291
Registration fees                                                                                            78,330
Audit fees                                                                                                   15,000
Other                                                                                                         7,925
                                                                                                              -----
Total expenses                                                                                            4,166,379
                                                                                                          ---------
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (506,293)
                                                                                                           --------
                                                                                                          3,660,086
   Earnings credits on cash balances (Note 2)                                                                (1,811)
                                                                                                             ------
Total net expenses                                                                                        3,658,275
                                                                                                          ---------
Investment income (loss) -- net                                                                          (3,020,108)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (76,221,751)
   Foreign currency transactions                                                                                (12)
                                                                                                                ---
Net realized gain (loss) on investments                                                                 (76,221,763)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (18,977,743)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   (95,199,506)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(98,219,614)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Growth Fund

Year ended March 31,                                                                  2003                  2002
Operations and distributions
Investment income (loss) -- net                                                  $ (3,020,108)         $ (1,451,080)
Net realized gain (loss) on investments                                           (76,221,763)          (13,430,311)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             (18,977,743)           17,795,722
                                                                                  -----------            ----------
Net increase (decrease) in net assets resulting from operations                   (98,219,614)            2,914,331
                                                                                  -----------             ---------
Distributions to shareholders from:
   Net investment income
     Class A                                                                               --               (29,950)
     Class Y                                                                               --                   (33)
                                                                                  -----------             ---------
Total distributions                                                                        --               (29,983)
                                                                                  -----------             ---------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         69,185,490           132,605,574
   Class B shares                                                                  37,112,796            67,170,438
   Class C shares                                                                   4,350,150             4,581,938
   Class Y shares                                                                          --                65,583
Reinvestment of distributions at net asset value
   Class A shares                                                                          --                26,024
   Class Y shares                                                                          --                    32
Payments for redemptions
   Class A shares                                                                 (38,417,663)          (12,917,220)
   Class B shares (Note 2)                                                        (18,556,830)           (4,172,757)
   Class C shares (Note 2)                                                         (1,448,268)             (281,769)
   Class Y shares                                                                          --                (1,304)
                                                                                  -----------             ---------
Increase (decrease) in net assets from capital share transactions                  52,225,675           187,076,539
                                                                                   ----------           -----------
Total increase (decrease) in net assets                                           (45,993,939)          189,960,887
Net assets at beginning of year                                                   227,929,587            37,968,700
                                                                                  -----------            ----------
Net assets at end of year                                                        $181,935,648          $227,929,587
                                                                                 ============          ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,020,108 and accumulated net realized loss has been decreased by $12 resulting in a net reclassification adjustment to decrease paid-in capital by $3,020,120.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                             2003                    2002

Class A
Distributions paid from:
     Ordinary income                              $--                 $29,950
     Long-term capital gain                        --                      --

Class B
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

Class C
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

Class Y
Distributions paid from:
     Ordinary income                               --                      33
     Long-term capital gain                        --                      --

* When shares became publicly available.

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $         --
Accumulated gain (loss)                                          (85,922,096)
Unrealized appreciation (depreciation)                           (10,586,490)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.92% to 0.795% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Growth Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began on Dec. 1, 2002. The adjustment decreased the fee by $110,281 for the year ended March 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has Subadvisory Agreements with INVESCO Funds Group, Inc., Neuberger Berman Management Inc. and RS Investment Management, L.P. New investments in the Fund, net of any redemptions, are allocated to the subadvisers in equal portions. However, each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $926,105 for Class A, $73,603 for Class B and $2,094 for Class C for the year ended March 31, 2003.

For the year ended March 31, 2003, AEFC and American Express Financial Advisors Inc. agreed to waive certain fees and expenses to 1.55% for Class A, 2.31% for Class B, 2.31% for Class C and 1.37% for Class Y of the Fund's average daily net assets. Beginning April 1, 2003, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and expenses until March 31, 2004. Under this agreement, total expenses will not exceed 1.70% for Class A, 2.46% for Class B, 2.46% for Class C and 1.52% for Class Y of the Fund's average daily net assets.

During the year ended March 31, 2003, the Fund's custodian and transfer agency fees were reduced by $1,811 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $398,894,031 and $334,378,882, respectively, for the year ended March 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $40,332 for the year ended March 31, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended March 31, 2003
                                              Class A           Class B          Class C          Class Y
Sold                                       20,218,544        10,821,546        1,308,013              --
Issued for reinvested distributions                --                --               --              --
Redeemed                                  (12,267,034)       (6,008,203)        (481,565)             --
                                          -----------        ----------          -------          ------
Net increase (decrease)                     7,951,510         4,813,343          826,448              --
                                           ----------        ----------          -------          ------

                                                               Year ended March 31, 2002
                                              Class A           Class B          Class C          Class Y
Sold                                       30,115,668        15,362,339        1,052,267          14,972
Issued for reinvested distributions             5,657                --               --               7
Redeemed                                   (3,060,204)         (970,454)         (67,865)           (342)
                                           ----------        ----------          -------          ------
Net increase (decrease)                    27,061,121        14,391,885          984,402          14,637
                                           ----------        ----------          -------          ------

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27 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003, securities valued at $6,092,837 were on loan to brokers. For collateral, the Fund received $7,660,000 in cash. Income from securities lending amounted to $79,641 for the year ended March 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended March 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $85,922,096 as of March 31, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
28 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002      2001(b)
Net asset value, beginning of period                                          $ 4.43         $4.13     $5.09
Income from investment operations:
Net investment income (loss)                                                    (.04)         (.03)       --
Net gains (losses) (both realized and unrealized)                              (1.59)          .33      (.96)
Total from investment operations                                               (1.63)          .30      (.96)
Net asset value, end of period                                                $ 2.80         $4.43     $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                                         $118          $152       $30
Ratio of expenses to average daily net assets(c),(e)                           1.55%         1.53%     1.50%(d)
Ratio of net investment income (loss) to average daily net assets             (1.23%)       (1.02%)    (.03%)(d)
Portfolio turnover rate (excluding short-term securities)                       175%          153%       35%
Total return(i)                                                              (36.79%)        7.29%   (18.86%)(j)

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002      2001(b)
Net asset value, beginning of period                                          $ 4.39         $4.12     $5.09
Income from investment operations:
Net investment income (loss)                                                    (.06)         (.04)     (.01)
Net gains (losses) (both realized and unrealized)                              (1.57)          .31      (.96)
Total from investment operations                                               (1.63)          .27      (.97)
Net asset value, end of period                                                $ 2.76         $4.39     $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                                          $58           $71        $8
Ratio of expenses to average daily net assets(c),(f)                           2.31%         2.31%     2.31%(d)
Ratio of net investment income (loss) to average daily net assets             (1.99%)       (1.81%)    (.78%)(d)
Portfolio turnover rate (excluding short-term securities)                       175%          153%       35%
Total return(i)                                                              (37.13%)        6.55%   (19.06%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002      2001(b)
Net asset value, beginning of period                                          $ 4.39         $4.12     $5.09
Income from investment operations:
Net investment income (loss)                                                    (.06)         (.04)     (.01)
Net gains (losses) (both realized and unrealized)                              (1.57)          .31      (.96)
Total from investment operations                                               (1.63)          .27      (.97)
Net asset value, end of period                                                $ 2.76         $4.39     $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                                           $5            $5        $1
Ratio of expenses to average daily net assets(c),(g)                           2.31%         2.31%     2.31%(d)
Ratio of net investment income (loss) to average daily net assets             (1.99%)       (1.81%)    (.77%)(d)
Portfolio turnover rate (excluding short-term securities)                       175%          153%       35%
Total return(i)                                                              (37.13%)        6.55%   (19.06%)(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002      2001(b)
Net asset value, beginning of period                                          $ 4.43         $4.13     $5.09
Income from investment operations:
Net investment income (loss)                                                    (.03)         (.02)       --
Net gains (losses) (both realized and unrealized)                              (1.59)          .32      (.96)
Total from investment operations                                               (1.62)          .30      (.96)
Net asset value, end of period                                                $ 2.81         $4.43     $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                                          $--           $--       $--
Ratio of expenses to average daily net assets(c),(h)                           1.37%         1.35%     1.31%(d)
Ratio of net investment income (loss) to average daily net assets             (1.06%)        (.98%)     .11%(d)
Portfolio turnover rate (excluding short-term securities)                       175%          153%       35%
Total return(i)                                                              (36.57%)        7.32%   (18.86%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.79%, 1.89% and 4.37% for the periods ended March 31, 2003, 2002 and 2001 respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.61%, 1.71% and 4.07% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
31 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Growth Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2003, and the financial highlights for each of the years in the two-year period ended March 31, 2003 and for the period from January 24, 2001 (when shares became publicly available) to March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Growth Fund as of March 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 9, 2003

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32 -- AXP PARTNERS SMALL CAP GROWTH FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Small Cap Advantage Fund
March 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (98.2%)
Issuer                                                Shares            Value(a)

Aerospace & defense (0.5%)
MTC Technologies                                      43,900(b)         $847,665
United Defense Inds                                   67,000(b)        1,449,880
Total                                                                  2,297,545

Airlines (0.1%)
ExpressJet Holdings                                   71,127(b)          583,241

Automotive & related (1.3%)
Asbury Automotive Group                               90,800(b)          726,400
Keystone Automotive Inds                              44,000(b)          779,680
Oshkosh Truck                                         28,000           1,744,400
Spartan Motors                                        97,000             849,720
TBC                                                   59,800(b)          837,200
Winnebago Inds                                        23,000             625,600
Total                                                                  5,563,000

Banks and savings & loans (12.0%)
Allegiant Bancorp                                     34,200             577,980
Anchor BanCorp Wisconsin                              81,000           1,777,950
BancFirst                                             17,000             749,870
Bank of the Ozarks                                    25,200             702,072
BankUnited Financial Cl A                             40,000(b)          706,000
Cathay Bancorp                                        35,200           1,374,208
CCBT Financial Companies                              17,000             374,000
Commercial Federal                                    71,000           1,542,120
CPB                                                   72,134           1,835,810
Dime Community Bancshares                             54,341           1,240,605
Financial Institutions                                22,900             453,878
First BanCorp                                         56,000(c)        1,510,880
First Essex Bancorp                                   39,000           1,209,780
First Federal Capital                                 62,000           1,259,220
First Financial Bankshares                            33,000           1,171,500
First Natl                                            17,350             439,823
First Republic Bank                                   65,000(b)        1,404,000
FirstFed Financial                                    63,057(b)        1,903,690
Flagstar Bancorp                                      35,675             940,750
Gold Banc                                            110,650             886,307
Hanmi Financial                                       47,400             805,800
IBERIABANK                                            42,000           1,709,400
Independent Bank                                      61,233           1,230,783
Irwin Financial                                       75,506           1,471,612
ITLA Capital                                          34,000(b)        1,123,700
Local Financial                                      145,100(b)        2,092,341
MAF Bancorp                                           51,807           1,743,306
Oak Hill Financial                                    18,000             434,160
Pacific Capital Bancorp                               39,100           1,158,924
PrivateBancorp                                        44,450           1,007,682
Prosperity Bancshares                                 69,000           1,144,020
Quaker City Bancorp                                   50,250(b)        1,705,485
R & G Financial Cl B                                  59,419(c)        1,307,218
Sandy Springs Bancorp                                 29,285             955,599
Seacoast Banking Corp of Florida                      58,577           1,135,808
Seacoast Financial Services                           86,262           1,574,359
South Financial Group                                 72,000           1,558,800
Sterling Bancshares                                   65,000             772,850
Sterling Financial                                   100,800(b)        2,138,975
W Holding                                             46,000(c)          844,560
WFS Financial                                         45,000(b)          870,300
WSFS Financial                                        31,100             982,760
Total                                                                 49,828,885

Beverages & tobacco (0.5%)
Standard Commercial                                  137,100           2,151,099

Building materials & construction (2.9%)
Alexander & Baldwin                                   17,000             422,620
Apogee Enterprises                                    69,000             567,249
Building Materials Holding                            89,950           1,197,235
Carlisle Companies                                    35,900           1,453,591
Dycom Inds                                            47,000(b)          485,510
EMCOR Group                                           33,366(b)        1,609,909
Hughes Supply                                         32,000             745,280
Louisiana-Pacific                                    164,269(b)        1,302,653
M/I Schottenstein Homes                               52,000           1,491,360
NCI Building Systems                                  85,000(b)        1,318,350
Quanta Services                                       90,000(b)          288,000
Trex                                                  35,000(b)        1,129,800
Total                                                                 12,011,557

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Chemicals (3.4%)
Airgas                                                88,506(b)       $1,638,246
Cabot Microelectronics                                11,000(b)          460,570
Cytec Inds                                            17,000(b)          473,450
Ethyl                                                 23,000(b)          226,780
Ferro                                                 49,000           1,047,130
Georgia Gulf                                          50,597           1,018,518
Great Lakes Chemical                                  54,000           1,198,800
Immucor                                               56,000(b)        1,226,400
MacDermid                                             36,000             736,200
OM Group                                              75,000             656,250
Omnova Solutions                                     142,330(b)          419,874
Spartech                                              44,000             850,960
Stericycle                                            26,800(b)        1,007,412
Tetra Tech                                           112,000(b)        1,583,680
Waste Connections                                     51,000(b)        1,759,499
Total                                                                 14,303,769

Communications equipment & services (3.6%)
ADTRAN                                                33,000(b)        1,185,030
Allen Telecom                                         47,000(b)          458,250
Applied Signal Technology                             32,000(b)          451,200
Arris Group                                          216,822(b)          802,241
Boston Communications Group                           69,000(b)        1,080,540
Catapult Communications                               51,000(b)          324,360
Commonwealth Telephone Enterprises                    26,100(b)        1,013,202
CommScope                                             83,000(b)          622,500
General Communication Cl A                           144,130(b)          857,574
Interdigital Communications                           42,000(b)          950,586
j2 Global Communications                              23,000(b)          655,270
Nextel Partners Cl A                                 272,000(b)        1,370,880
Orbital Sciences                                     174,600(b)          902,682
Plantronics                                           33,210(b)          485,198
REMEC                                                176,817(b)          848,722
SafeNet                                               86,000(b)        1,758,700
Silicon Laboratories                                  19,000(b)          496,850
Tekelec                                              110,000(b)          954,800
Total                                                                 15,218,585

Computer software & services (1.7%)
Adaptec                                              102,000(b)          615,060
Ascential Software                                   144,000(b)          403,200
Avid Technology                                       22,000(b)          487,080
Borland Software                                      72,000(b)          662,400
CompuCom Systems                                     164,600(b)          576,100
Lawson Software                                       83,000(b)          385,120
Parametric Technology                                126,000(b)          273,420
Quest Software                                        40,000(b)          360,000
S1                                                   163,000(b)          834,560
Take-Two Interactive Software                         59,000(b)        1,318,650
United Online                                         41,000(b)          706,840
WebMethods                                            45,000(b)          410,850
Total                                                                  7,033,280

Computers & office equipment (8.8%)
Actuate                                              192,554(b)          267,458
American Management Systems                           76,000(b)          918,080
ANSYS                                                 50,000(b)        1,197,500
Avocent                                               38,000(b)          886,920
Ciber                                                166,000(b)          790,160
Concurrent Computer                                   82,000(b)          181,220
Documentum                                            51,000(b)          669,120
Electronics for Imaging                               37,000(b)          654,493
Engineered Support Systems                            11,000             430,650
eSpeed Cl A                                           90,000(b)        1,046,700
F5 Networks                                           47,000(b)          593,610
FactSet Research Systems                              19,400             629,530
Global Imaging Systems                                34,000(b)          629,000
Hutchinson Technology                                 18,000(b)          444,960
Hypercom                                             130,000(b)          487,500
Hyperion Solutions                                    27,000(b)          654,750
IKON Office Solutions                                188,400           1,337,639
Imation                                               28,000(b)        1,042,160
InFocus                                              104,000(b)          513,760
Inter-Tel                                             49,000             735,490
Intergraph                                            47,000(b)          814,980
Internet Security Systems                             25,000(b)          248,250
Iomega                                                73,000(b)          810,300
Kronos                                                15,750(b)          552,038
Legato Systems                                       248,000(b)        1,272,240
Lexar Media                                          219,000(b)          718,320
Manhattan Associates                                  30,950(b)          542,554
ManTech Intl Cl A                                     61,000(b)          903,959
Maxtor                                               160,000(b)          900,800
McDATA Cl A                                           92,000(b)          790,280
Mentor Graphics                                       26,000(b)          232,440
Mercury Computer Systems                              13,100(b)          356,320
Micromuse                                            100,000(b)          520,000
NDCHealth                                             53,000             888,810
NetScout Systems                                     102,000(b)          284,478
Novell                                               282,000(b)          606,300
Pinnacle Systems                                     101,000(b)        1,051,410
Planar Systems                                        36,640(b)          430,886
Pomeroy Computer Resources                            26,179(b)          182,468

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Computers & office equipment (cont.)
Quantum                                              220,000(b)         $794,200
RadiSys                                               65,000(b)          430,950
Rainbow Technologies                                  82,450(b)          777,504
Red Hat                                               89,000(b)          483,270
Retek                                                 47,000(b)          271,190
SanDisk                                               52,000(b)          874,640
ScanSoft                                             193,900(b)          872,550
Silicon Storage Technology                           201,000(b)          462,300
Systems & Computer Technology                         55,000(b)          420,750
Tyler Technologies                                   143,000(b)          504,790
Verity                                                35,000(b)          484,750
VitalWorks                                           178,000(b)          683,520
Websense                                              41,000(b)          601,470
Western Digital                                      195,000(b)        1,766,699
Wireless Facilities                                  121,000(b)          698,170
Total                                                                 36,344,286

Electronics (6.0%)
Actel                                                 43,749(b)          746,358
Aeroflex                                             141,300(b)          799,758
Anixter Intl                                          31,500(b)          714,105
Ariba                                                141,000(b)          397,620
Artisan Components                                    29,000(b)          468,669
August Technology                                    201,550(b)          790,076
Axcelis Technologies                                 220,000(b)        1,040,600
Benchmark Electronics                                 19,000(b)          538,270
Cirrus Logic                                          79,300(b)          159,393
Cree                                                  56,000(b)        1,037,120
DSP Group                                             34,300(b)          621,859
Electro Scientific Inds                               28,966(b)          363,813
Entegris                                             116,927(b)        1,164,592
ESS Technology                                        61,000(b)          363,560
Exar                                                  63,800(b)          810,898
Foundry Networks                                      92,000(b)          739,680
Helix Technology                                      58,666             505,114
II-VI                                                 31,000(b)          514,600
Integrated Circuit Systems                            31,000(b)          672,700
Integrated Electrical Services                       201,300(b)          859,551
Kopin                                                181,000(b)          912,240
Lattice Semiconductor                                 62,000(b)          467,480
Moog Cl A                                             36,686(b)        1,122,592
Newport                                               48,650(b)          574,557
Oak Technology                                        89,700(b)          316,641
Park Electrochemical                                  45,949             695,668
Photon Dynamics                                       13,650(b)          223,314
Pioneer-Standard Electronics                          79,000             666,760
Plexus                                                39,000(b)          356,850
Power Integrations                                    22,100(b)          458,133
Rambus                                                61,000(b)          805,810
Rudolph Technologies                                  42,074(b)          607,969
ScanSource                                            18,000(b)          337,500
Signal Technology                                     43,600(b)          479,164
Silicon Image                                        134,000(b)          533,320
Skyworks Solutions                                   182,300(b)        1,135,729
Stoneridge                                            40,000(b)          385,200
Trimble Navigation                                    19,400(b)          367,436
TriQuint Semiconductor                               140,000(b)          394,800
Varian Semiconductor Equipment Associates             32,900(b)          669,186
Zoran                                                 18,500(b)          238,835
Total                                                                 25,057,520

Energy (1.2%)
Brown (Tom)                                           45,100(b)        1,091,420
Chesapeake Energy                                    202,500           1,591,650
Patina Oil & Gas                                      37,000           1,217,300
St. Mary Land & Exploration                           52,000           1,302,600
Total                                                                  5,202,970

Energy equipment & services (3.5%)
Atwood Oceanics                                       35,000(b)          883,400
Evergreen Resources                                   35,000(b)        1,585,850
Global Inds                                          112,000(b)          521,920
Grey Wolf                                            496,000(b)        1,954,240
Headwaters                                           100,426(b)        1,410,985
Holly                                                 43,000           1,231,520
Hydril                                                55,000(b)        1,374,450
Key Energy Services                                  184,060(b)        1,855,325
Newpark Resources                                    114,000(b)          516,420
Oil States Intl                                       95,000(b)        1,140,000
Parker Drilling                                      189,000(b)          447,930
Range Resources                                      152,000(b)          867,920
Ultra Petroleum                                      118,000(b)        1,041,940
Total                                                                 14,831,900

Financial services (1.3%)
Affiliated Managers Group                             24,100(b)        1,001,837
Charter Municipal Mtge Acceptance                     84,000           1,475,880
Chemical Financial                                    18,000             477,540
Credit Acceptance                                     79,300(b)          388,570
Financial Federal                                     51,000(b)          974,100
Jefferies Group                                       29,900           1,074,905
Total                                                                  5,392,832

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Food (1.5%)
Corn Products Intl                                    42,000          $1,224,720
Del Monte Foods                                      107,000(b)          798,220
J & J Snack Foods                                     26,000(b)          788,320
Ralcorp Holdings                                      68,000(b)        1,770,720
Sensient Technologies                                 80,000           1,601,600
Total                                                                  6,183,580

Furniture & appliances (0.4%)
Briggs & Stratton                                     40,000           1,553,600

Health care (8.2%)
ALARIS Medical                                        90,000(b)          930,600
Alpharma Cl A                                         46,000             824,780
Amylin Pharmaceuticals                                59,000(b)          955,800
Array BioPharma                                      167,000(b)          713,090
AtheroGenics                                         104,000(b)          973,440
Bio-Rad Laboratories Cl A                             41,800(b)        1,494,350
Biosite                                               51,000(b)        1,958,910
Cantel Medical                                        45,500(b)          581,035
Cobalt                                                66,000(b)          953,700
Coherent                                              22,000(b)          412,500
Conmed                                                43,000(b)          705,630
Cooper Companies                                      62,114           1,857,209
CV Therapeutics                                       37,000(b)          667,110
Endo Pharmaceuticals Holdings                         91,000(b)        1,227,590
Enzon Pharmaceuticals                                 55,000(b)          624,250
Esperion Therapeutics                                 78,000(b)          776,100
Exact Sciences                                        60,400(b)          622,724
Martek Biosciences                                    50,000(b)        1,426,000
Mentor                                                27,000             461,970
MIM                                                   73,000(b)          541,660
Myriad Genetics                                       47,000(b)          474,230
Nabi Biopharmaceuticals                               93,000(b)          558,000
Neurocrine Biosciences                                22,000(b)          919,160
Pharmaceutical Resources                              49,000(b)        2,081,520
Pharmacopeia                                          67,000(b)          587,590
Protein Design Labs                                  137,000(b)        1,013,800
Regeneron Pharmaceuticals                             47,800(b)          359,456
Respironics                                           38,650(b)        1,328,439
SangStat Medical                                      77,000(b)          755,370
Scios                                                 37,550(b)        1,654,453
Serologicals                                          87,640(b)          744,940
Techne                                                31,000(b)          640,770
Telik                                                 89,100(b)        1,197,504
Thoratec                                              13,000(b)          164,970
Trimeris                                              21,000(b)          864,780
United Therapeutics                                   57,000(b)          982,680
Wilson Greatbatch Technologies                        33,000(b)          923,670
Total                                                                 33,959,780

Health care services (3.8%)
AMERIGROUP                                            39,000(b)        1,141,140
Apria Healthcare Group                                51,600(b)        1,205,376
BioMarin Pharmaceutical                               47,000(b)          533,450
Cell Genesys                                          99,000(b)          731,610
Connetics                                             72,000(b)        1,206,000
Covance                                               26,000(b)          601,120
Hanger Orthopedic Group                               57,675(b)          659,225
LifePoint Hospitals                                   24,310(b)          610,424
Option Care                                           68,000(b)          576,640
Owens & Minor                                         30,000             526,500
Pediatrix Medical Group                               39,800(b)        1,000,572
PSS World Medical                                    189,400(b)        1,234,888
Select Medical                                        84,000(b)        1,197,000
Service Corp Intl                                    155,000(b)          430,900
Sierra Health Services                               102,000(b)        1,315,800
Stewart Enterprises Cl A                              89,000(b)          240,300
SurModics                                             21,000(b)          649,110
US Oncology                                           80,000(b)          568,000
VCA Antech                                           103,000(b)        1,593,410
Total                                                                 16,021,465

Household products (1.2%)
Action Performance Companies                          50,000           1,057,500
Chattem                                               63,200(b)          972,648
JAKKS Pacific                                         53,640(b)          555,710
Nautilus Group                                        62,500             891,250
Nu Skin Enterprises Cl A                              74,000             745,180
Yankee Candle                                         36,000(b)          613,080
Total                                                                  4,835,368

Industrial equipment & services (3.4%)
Albany Intl Cl A                                      78,990           1,809,661
Cascade                                               72,500           1,044,000
Clarcor                                               24,000             868,800
FLIR Systems                                          23,000(b)        1,090,430
Global Power Equipment Group                         112,000(b)          571,200
Joy Global                                            80,000(b)          866,400
Kennametal                                            20,000             562,600
MTS Systems                                           70,000             756,000
Nordson                                               34,000             819,060
Regal Beloit                                          76,000           1,163,560
Robbins & Myers                                       35,550             478,503
Toro                                                  36,000           2,521,800
UNOVA                                                169,000(b)          907,530
Wabtec                                                70,000             812,700
Total                                                                 14,272,244

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Insurance (2.7%)
Harleysville Group                                    64,000          $1,596,800
Hilb, Rogal & Hamilton                                67,000           2,093,080
IPC Holdings                                          46,700(c)        1,405,203
Navigators Group                                      22,000(b)          565,840
RLI                                                   49,400           1,327,378
Scottish Annuity & Life Holdings                      51,623(c)          899,273
StanCorp Financial Group                              24,400           1,257,820
Triad Guaranty                                        42,883(b)        1,473,460
United Fire & Casualty                                20,000             596,000
Total                                                                 11,214,854

Leisure time & entertainment (1.2%)
Alliance Gaming                                       73,000(b)        1,095,000
Argosy Gaming                                         61,100(b)        1,220,778
Aztar                                                 96,855(b)        1,300,763
Boyd Gaming                                           70,600(b)          900,150
Johnson Outdoors Cl A                                 58,000(b)          516,200
Total                                                                  5,032,891

Media (2.9%)
Banta                                                 29,000             854,920
Consolidated Graphics                                 63,986(b)        1,075,605
Courier                                               21,000           1,034,481
Donnelley (RH)                                        87,200(b)        2,588,096
DoubleClick                                           89,000(b)          691,530
Journal Register                                      98,000(b)        1,495,480
Lin TV                                                48,100(b)          986,531
Mediacom Communications                               68,000(b)          598,400
Regent Communications                                162,900(b)          773,775
Spanish Broadcasting System Cl A                     223,000(b)        1,369,220
TiVo                                                 115,000(b)          588,800
Total                                                                 12,056,838

Metals (0.9%)
Carpenter Technology                                  90,000             913,500
Hecla Mining                                         189,000(b)          621,810
IMCO Recycling                                        62,700(b)          398,145
Material Sciences                                     41,000(b)          412,870
Quanex                                                26,000             824,200
Worthington Inds                                      44,000             524,920
Total                                                                  3,695,445

Miscellaneous (1.7%)
Corinthian Colleges                                   43,000(b)        1,698,500
FTI Consulting                                        36,700(b)        1,696,274
Identix                                               61,000(b)          274,500
ITT Educational Services                              19,000(b)          532,000
MPS Group                                            226,500(b)        1,182,330
SCP Pool                                              48,000(b)        1,426,080
ValueClick                                           129,000(b)          390,870
Total                                                                  7,200,554

Multi-industry conglomerates (1.6%)
Acuity Brands                                        111,450           1,499,003
APAC Customer Services                               189,000(b)          438,480
Griffon                                              122,510(b)        1,580,379
Labor Ready                                          162,200(b)          924,540
Right Management Consultants                          59,500(b)          772,905
Symyx Technologies                                    44,000(b)          660,440
U.S. Inds                                            242,000(b)          958,320
Total                                                                  6,834,067

Paper & packaging (0.8%)
Crown Holdings                                       197,204(b)        1,108,286
Pope & Talbot                                         53,000             665,150
Silgan Holdings                                       36,000(b)          798,120
Wausau-Mosinee Paper                                  86,000             877,200
Total                                                                  3,448,756

Real estate investment trust (5.1%)
CBL & Associates Properties                           28,000           1,136,520
Colonial Properties Trust                             30,000             992,400
Essex Property Trust                                  36,200           1,891,450
FBR Asset Investment                                  35,000           1,156,138
Friedman, Billings, Ramsey Group Cl A                109,000(b)          986,450
Gables Residential Trust                              57,000           1,525,320
Healthcare Realty Trust                               33,000             805,860
Impac Mtge Holdings                                   82,000           1,065,180
Pan Pacific Retail Properties                         44,300           1,676,755
Realty Income                                         31,000           1,108,250
RFS Hotel Investors                                   88,000             853,600
SL Green Realty                                       50,200           1,534,112
Tanger Factory Outlet Centers                         41,000           1,265,670
Thornburg Mtge                                       116,000           2,393,080
Town & Country Trust                                  58,000           1,171,600
Universal Health Realty Income Trust                  36,000             932,400
Ventas                                                75,000             870,000
Total                                                                 21,364,785

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Restaurants & lodging (2.2%)
Bob Evans Farms                                       65,000          $1,565,850
Checkers Drive-In Restaurants                        147,000(b)          834,960
Landry's Restaurants                                  90,700           1,523,760
Panera Bread Cl A                                     70,000(b)        2,134,300
RARE Hospitality Intl                                 57,666(b)        1,605,421
Ryan's Family Steak Houses                           129,500(b)        1,359,880
Total                                                                  9,024,171

Retail (5.3%)
7-Eleven                                             140,800(b)          979,968
AnnTaylor Stores                                      24,000(b)          492,720
Claire's Stores                                       37,000             873,570
Department 56                                         59,000(b)          579,380
Fossil                                                23,000(b)          396,060
Guitar Center                                         36,000(b)          733,320
Gymboree                                              50,000(b)          752,000
Hancock Fabrics                                       45,000             625,500
Hollywood Entertainment                              102,000(b)        1,636,080
J. Jill Group                                         46,000(b)          533,600
Jo-Ann Stores Cl A                                    48,150(b)          963,000
Mothers Work                                          14,000(b)          310,100
NBTY                                                 120,000(b)        2,275,200
OfficeMax                                            231,000(b)        1,189,650
Overture Services                                     49,000(b)          743,330
Pacific Sunwear of California                         23,000(b)          468,050
Perrigo                                               89,000           1,057,320
Phillips-Van Heusen                                   73,000             901,550
Regis                                                 30,200             752,282
Sharper Image                                         57,000(b)        1,026,570
Sports Authority                                     182,000(b)        1,270,360
Too                                                   70,000(b)        1,162,700
Tractor Supply                                         6,950(b)          229,489
Tuesday Morning                                       36,000(b)          708,480
Wild Oats Markets                                    118,000(b)        1,092,680
World Fuel Services                                   21,000             427,560
Total                                                                 22,180,519

Textiles & apparel (1.8%)
Hot Topic                                             18,000(b)          419,580
Kellwood                                              68,000           1,967,920
Kenneth Cole Productions Cl A                         48,000(b)        1,051,200
Maxwell Shoes Cl A                                   118,750(b)        1,324,063
Mossimo                                               78,000(b)          375,960
Quiksilver                                            60,000(b)        1,837,200
Urban Outfitters                                      30,000(b)          675,000
Total                                                                  7,650,923

Transportation (1.7%)
Arkansas Best                                         43,000           1,093,060
Covenant Transport Cl A                               52,634(b)          894,252
EGL                                                   61,000(b)          906,460
Florida East Coast Inds                               35,000             855,750
Genesee & Wyoming Cl A                                28,350(b)          439,425
Heartland Express                                     59,030(b)        1,132,195
Offshore Logistics                                    31,000(b)          559,550
Old Dominion Freight Line                             14,000(b)          441,000
SCS Transportation                                    66,000(b)          698,280
Total                                                                  7,019,972

Utilities -- electric (1.4%)
Black Hills                                           47,000           1,292,030
El Paso Electric                                      84,670(b)          914,436
PNM Resources                                         92,000           2,069,080
Unisource Energy                                     100,732           1,742,664
Total                                                                  6,018,210

Utilities -- gas (3.0%)
Energen                                               95,914           3,075,003
Kirby                                                 35,000(b)          861,000
New Jersey Resources                                  38,711           1,263,914
ONEOK                                                140,100           2,569,434
UGI                                                   73,674           3,366,902
Western Gas Resources                                 43,200           1,406,160
Total                                                                 12,542,413

Utilities -- telephone (0.6%)
BroadWing                                            160,000(b)          640,000
Crown Castle Intl                                    162,000(b)          891,000
PTEK Holdings                                        101,300(b)          377,849
Western Wireless Cl A                                136,000(b)          764,320
Total                                                                  2,673,169

Total common stocks
(Cost: $434,343,637)                                                $410,604,073

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Short-term securities (4.7%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (3.9%)
Federal Home Loan Bank Disc Nts
         04-04-03          1.17%                    $700,000            $699,909
         04-21-03          1.22                      800,000             799,449
Federal Home Loan Mtge Corp Disc Nts
         04-25-03          1.13                    1,500,000           1,498,823
         06-19-03          1.19                    1,600,000           1,596,032
Federal Natl Mtge Assn Disc Nts
         04-03-03          1.22                    1,100,000           1,099,888
         04-16-03          1.22                      600,000             599,696
         04-23-03          1.21                      600,000             599,559
         05-01-03          1.23                    2,600,000           2,597,246
         05-07-03          1.23                    3,700,000           3,695,988
         05-21-03          1.23                    1,600,000           1,597,478
         06-18-03          1.17                    1,500,000           1,496,328
Total                                                                 16,280,396

Commercial paper (0.8%)
Alpine Securitization
         04-01-03          1.41                 2,400,000(d)           2,399,906
Marsh & McLennan
         05-14-03          1.20                      600,000             599,120
Southern Co Funding
         04-08-03          1.25                   500,000(d)             499,861
Total                                                                  3,498,887

Total short-term securities
(Cost: $19,778,554)                                                  $19,779,283

Total investments in securities
(Cost: $454,122,191)(e)                                             $430,383,356

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2003, the value of foreign securities represented 1.4% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At March 31, 2003, the cost of securities for federal income tax purposes was $459,069,589 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 29,357,495
     Unrealized depreciation                                        (58,043,728)
                                                                    -----------
     Net unrealized depreciation                                   $(28,686,233)
                                                                   ------------

--------------------------------------------------------------------------------
18 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Cap Advantage Fund

March 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $454,122,191)                                                                     $ 430,383,356
Cash in bank on demand deposit                                                                               97,138
Capital shares receivable                                                                                   165,227
Dividends and accrued interest receivable                                                                   325,750
Receivable for investment securities sold                                                                 2,983,986
                                                                                                          ---------
Total assets                                                                                            433,955,457
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       17,809
Payable for investment securities purchased                                                               2,958,151
Payable upon return of securities loaned (Note 5)                                                        12,490,100
Accrued investment management services fee                                                                   25,376
Accrued distribution fee                                                                                     17,792
Accrued transfer agency fee                                                                                  11,032
Accrued administrative services fee                                                                           2,015
Other accrued expenses                                                                                      299,453
                                                                                                            -------
Total liabilities                                                                                        15,821,728
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                    $ 418,133,729
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $   1,031,534
Additional paid-in capital                                                                              577,534,663
Undistributed net investment income                                                                         241,392
Accumulated net realized gain (loss) (Note 7)                                                          (136,935,025)
Unrealized appreciation (depreciation) on investments                                                   (23,738,835)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                              $ 418,133,729
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $ 272,266,327
                                                            Class B                                   $ 141,328,439
                                                            Class C                                   $   4,521,386
                                                            Class Y                                   $      17,577
Net asset value per share of outstanding capital stock:     Class A shares         66,455,016         $        4.10
                                                            Class B shares         35,556,646         $        3.97
                                                            Class C shares          1,137,449         $        3.98
                                                            Class Y shares              4,263         $        4.12
                                                                                        -----         -------------
* Including securities on loan, at value (Note 5)                                                     $  11,303,239
                                                                                                      -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Small Cap Advantage Fund

Year ended March 31, 2003
Investment income
Income:
Dividends                                                                                             $   4,757,202
Interest                                                                                                    152,823
Fee income from securities lending -- net (Note 5)                                                          133,015
   Less foreign taxes withheld                                                                               (6,065)
                                                                                                             ------
Total income                                                                                              5,036,975
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        3,593,634
Distribution fee
   Class A                                                                                                  819,927
   Class B                                                                                                1,715,758
   Class C                                                                                                   47,025
Transfer agency fee                                                                                       1,283,798
Incremental transfer agency fee
   Class A                                                                                                   93,795
   Class B                                                                                                   82,162
   Class C                                                                                                    3,068
Service fee -- Class Y                                                                                           80
Administrative services fees and expenses                                                                   295,220
Compensation of board members                                                                                12,805
Custodian fees                                                                                              108,665
Printing and postage                                                                                        150,766
Registration fees                                                                                            37,744
Audit fees                                                                                                   17,500
Other                                                                                                        35,167
                                                                                                             ------
Total expenses                                                                                            8,297,114
   Earnings credits on cash balances (Note 2)                                                                (8,098)
                                                                                                             ------
Total net expenses                                                                                        8,289,016
                                                                                                          ---------
Investment income (loss) -- net                                                                          (3,252,041)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                              (79,069,324)
Net change in unrealized appreciation (depreciation) on investments                                     (72,549,292)
                                                                                                        -----------
Net gain (loss) on investments                                                                         (151,618,616)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(154,870,657)
                                                                                                      =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Small Cap Advantage Fund

Year ended March 31,                                                                 2003                   2002
Operations
Investment income (loss) -- net                                                 $  (3,252,041)         $ (3,434,917)
Net realized gain (loss) on investments                                           (79,069,324)           (1,062,450)
Net change in unrealized appreciation (depreciation) on investments               (72,549,292)           75,961,359
                                                                                  -----------            ----------
Net increase (decrease) in net assets resulting from operations                  (154,870,657)           71,463,992
                                                                                 ------------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         46,854,527            96,312,250
   Class B shares                                                                  24,923,332            52,375,862
   Class C shares                                                                   2,249,823             2,951,397
   Class Y shares                                                                      17,532                 6,000
Payments for redemptions
   Class A shares                                                                 (89,428,332)          (81,750,319)
   Class B shares (Note 2)                                                        (50,379,550)          (39,666,470)
   Class C shares (Note 2)                                                         (1,326,865)             (689,024)
   Class Y shares                                                                    (116,221)                   --
                                                                                     --------            ----------
Increase (decrease) in net assets from capital share transactions                 (67,205,754)           29,539,696
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                          (222,076,411)          101,003,688
Net assets at beginning of year                                                   640,210,140           539,206,452
                                                                                  -----------           -----------
Net assets at end of year                                                       $ 418,133,729          $640,210,140
                                                                                =============          ============
Undistributed net investment income                                             $     241,392          $     92,156
                                                                                -------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Small Cap Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with market capitalization of up to $2 billion at the time the Fund first invests in them.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
22 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

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23 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,401,277 and accumulated net realized loss has been decreased by $185,998 resulting in a net reclassification adjustment to decrease paid-in capital by $3,587,275.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                             2003                    2002

Class A
Distributions paid from:
     Ordinary income                              $--                     $--
     Long-term capital gain                        --                      --

Class B
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

Class C
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

Class Y
Distributions paid from:
     Ordinary income                               --                      --
     Long-term capital gain                        --                      --

--------------------------------------------------------------------------------
24 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $          --
Accumulated gain (loss)                                         $(131,746,235)
Unrealized appreciation (depreciation)                          $ (28,686,233)

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.74% to 0.615% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $66,961 for the year ended March 31, 2003.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

--------------------------------------------------------------------------------
25 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $766,667 for Class A, and $200,192 for Class B and $1,759 for Class C for the year ended March 31, 2003.

During the year ended March 31, 2003, the Fund's custodian and transfer agency fees were reduced by $8,098 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $635,135,342 and $695,781,411 respectively, for the year ended March 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $683 for the year ended March 31, 2003.

--------------------------------------------------------------------------------
26 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended March 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       10,212,443         5,523,485          504,039             4,023
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (19,988,900)      (11,520,372)        (310,300)          (29,041)
                                          -----------       -----------         --------           -------
Net increase (decrease)                    (9,776,457)       (5,996,887)         193,739           (25,018)
                                           ----------        ----------          -------           -------

                                                               Year ended March 31, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       19,039,014        10,566,053          596,147             1,174
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (16,382,742)       (8,076,022)        (141,828)               --
                                           ----------        ----------          -------           -------
Net increase (decrease)                     2,656,272         2,490,031          454,319             1,174
                                           ----------        ----------          -------           -------

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003, securities valued at $11,303,239 were on loan to brokers. For collateral, the Fund received $12,490,100 in cash. Income from securities lending amounted to $133,015 for the year ended March 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S Bank, N.A. The Fund had no borrowings outstanding during the year ended March 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $131,746,235 as of March 31, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002         2001      2000(b)
Net asset value, beginning of period                                           $ 5.43        $4.79        $6.07     $5.00
Income from investment operations:
Net investment income (loss)                                                     (.02)        (.02)        (.01)     (.01)
Net gains (losses) (both realized and unrealized)                               (1.31)         .66         (.98)     1.11
Total from investment operations                                                (1.33)         .64         (.99)     1.10
Less distributions:
Distributions from realized gains                                                  --           --         (.29)     (.03)
Net asset value, end of period                                                 $ 4.10        $5.43        $4.79     $6.07

Ratios/supplemental data
Net assets, end of period (in millions)                                          $272         $414         $352      $281
Ratio of expenses to average daily net assets(d)                                1.38%        1.25%        1.25%     1.32%(e),(f)
Ratio of net investment income (loss) to average daily net assets               (.38%)       (.31%)       (.11%)    (.54%)(e)
Portfolio turnover rate (excluding short-term securities)                        128%         136%         144%      108%
Total return(i)                                                               (24.49%)      13.36%      (16.59%)   22.04%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002         2001      2000(b)
Net asset value, beginning of period                                           $ 5.31        $4.72       $ 6.03     $5.00
Income from investment operations:
Net investment income (loss)                                                     (.05)        (.05)        (.04)     (.03)
Net gains (losses) (both realized and unrealized)                               (1.29)         .64         (.98)     1.09
Total from investment operations                                                (1.34)         .59        (1.02)     1.06
Less distributions:
Distributions from realized gains                                                  --           --         (.29)     (.03)
Net asset value, end of period                                                 $ 3.97        $5.31       $ 4.72     $6.03

Ratios/supplemental data
Net assets, end of period (in millions)                                          $141         $221         $184      $140
Ratio of expenses to average daily net assets(d)                                2.14%        2.02%        2.02%     2.09%(e),(g)
Ratio of net investment income (loss) to average daily net assets              (1.15%)      (1.08%)       (.88%)   (1.32%)(e)
Portfolio turnover rate (excluding short-term securities)                        128%         136%         144%      108%
Total return(i)                                                               (25.24%)      12.50%      (17.21%)   21.24%(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002         2001(c)
Net asset value, beginning of period                                           $ 5.31        $4.72        $5.92
Income from investment operations:
Net investment income (loss)                                                     (.05)        (.05)        (.01)
Net gains (losses) (both realized and unrealized)                               (1.28)         .64         (.90)
Total from investment operations                                                (1.33)         .59         (.91)
Less distributions:
Distributions from realized gains                                                  --           --         (.29)
Net asset value, end of period                                                 $ 3.98        $5.31        $4.72

Ratios/supplemental data
Net assets, end of period (in millions)                                            $5           $5           $2
Ratio of expenses to average daily net assets(d)                                2.17%        2.04%        2.02%(e)
Ratio of net investment income (loss) to average daily net assets              (1.16%)      (1.10%)       (.84%)(e)
Portfolio turnover rate (excluding short-term securities)                        128%         136%         144%
Total return(i)                                                               (25.05%)      12.50%      (15.67%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                                   2003         2002         2001      2000(b)
Net asset value, beginning of period                                           $ 5.46        $4.81        $6.08     $5.00
Income from investment operations:
Net investment income (loss)                                                     (.02)        (.01)         .01      (.01)
Net gains (losses) (both realized and unrealized)                               (1.32)         .66         (.99)     1.12
Total from investment operations                                                (1.34)         .65         (.98)     1.11
Less distributions:
Distributions from realized gains                                                  --           --         (.29)     (.03)
Net asset value, end of period                                                 $ 4.12        $5.46        $4.81     $6.08

Ratios/supplemental data
Net assets, end of period (in millions)                                           $--          $--          $--       $--
Ratio of expenses to average daily net assets(d)                                1.16%        1.08%        1.12%     1.16%(e),(h)
Ratio of net investment income (loss) to average daily net assets               (.27%)       (.14%)       (.05%)    (.13%)(e)
Portfolio turnover rate (excluding short-term securities)                        128%         136%         144%      108%
Total return(i)                                                               (24.54%)      13.51%      (16.39%)   22.24%(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.

(c)  Inception date was June 26, 2000.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(e)  Adjusted to an annual basis.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.77% for the period ended March 31, 2000.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.53% for the period ended March 31, 2000.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.61% for the period ended March 31, 2000.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
31 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Cap Advantage Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2003, and the financial highlights for each of the years in the three-year period ended March 31, 2003 and for the period from May 4, 1999 (commencement of operations) to March 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Small Cap Advantage Fund as of March 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 9, 2003

--------------------------------------------------------------------------------
32 -- AXP SMALL CAP ADVANTAGE FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Strategy Aggressive Fund

March 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (93.6%)

Issuer                                                Shares            Value(a)

Automotive & related (1.2%)
Gentex                                               363,000(b)       $9,234,720

Banks and savings & loans (2.2%)
Alliance Data Systems                                303,000(b)        5,151,000
New York Community Bancorp                           202,000           6,019,600
TCF Financial                                        140,000           5,605,600
Total                                                                 16,776,200

Chemicals (1.5%)
Rohm & Haas                                          151,000           4,496,780
Sigma-Aldrich                                        155,000           6,895,950
Total                                                                 11,392,730

Computer software & services (6.1%)
BMC Software                                         303,000(b)        4,572,270
Electronic Arts                                      155,000(b)        9,089,200
Intuit                                               335,900(b)       12,495,480
Lexmark Intl Cl A                                    100,000(b)        6,695,000
PeopleSoft                                           243,400(b)        3,724,020
SunGard Data Systems                                 505,000(b)       10,756,500
Total                                                                 47,332,470

Computers & office equipment (7.2%)
Affiliated Computer Services Cl A                    227,000(b)       10,047,020
BISYS Group                                          480,000(b)        7,833,600
DST Systems                                          202,000(b)        5,494,400
Fiserv                                               555,000(b)       17,471,400
Knowledge Mechanics Group                          1,175,160(b)              118
Mercury Interactive                                  225,000(b)        6,678,000
Network Appliance                                    700,000(b)        7,833,000
Total                                                                 55,357,538

Electronics (7.6%)
Harman Intl Inds                                      33,000           1,932,810
Integrated Circuit Systems                           195,000(b)        4,231,500
KLA-Tencor                                           252,000(b)        9,057,384
Maxim Integrated Products                            252,000           9,102,240
Microchip Technology                                 708,000          14,089,200
Natl Semiconductor                                   285,000(b)        4,856,400
NetScreen Technologies                               105,000(b)        1,761,900
Novellus Systems                                     230,000(b)        6,272,100
Xilinx                                               303,000(b)        7,093,230
Total                                                                 58,396,764

Energy (3.2%)
Apache                                               132,300           8,168,202
Grant Prideco                                        530,000(b)        6,391,800
Ocean Energy                                         500,000          10,000,000
Total                                                                 24,560,002

Energy equipment & services (5.3%)
BJ Services                                          250,000(b)        8,597,500
Nabors Inds                                          161,000(b,c)      6,419,070
Noble                                                151,000(b)        4,744,420
Transocean                                           353,000           7,218,850
Varco Intl                                           303,000(b)        5,547,930
Weatherford Intl                                     227,000(b,c)      8,573,790
Total                                                                 41,101,560

Financial services (2.1%)
Kansas City Southern                                 277,000(b)        3,110,710
Paychex                                              303,000           8,323,410
SLM                                                   40,000           4,436,800
Total                                                                 15,870,920

Health care (15.5%)
Alcon                                                177,000(b,c)      7,260,541
Amylin Pharmaceuticals                               210,000(b)        3,402,000
Biomet                                               454,000          13,915,100
Forest Laboratories                                  280,000(b)       15,111,601
Genzyme-General Division                             120,000(b)        4,374,001
Gilead Sciences                                      504,000(b)       21,162,960
IDEC Pharmaceuticals                                 225,000(b)        7,744,276
MedImmune                                            580,000(b)       19,041,401
Quest Diagnostics                                     73,000(b)        4,357,371
St. Jude Medical                                     253,000(b)       12,333,751
Zimmer Holdings                                      225,000(b)       10,941,751
Total                                                                119,644,753

Health care services (10.9%)
Anthem                                               202,000(b)       13,382,500
Caremark Rx                                          590,200(b)       10,712,130
Charles River Laboratories Intl                      353,000(b)        9,008,560
Community Health Systems                             484,000(b)        9,917,160
Express Scripts Cl A                                 101,000(b)        5,623,680
First Health Group                                   360,000(b)        9,158,400
LifePoint Hospitals                                  333,000(b)        8,361,630
Lincare Holdings                                     265,000(b)        8,132,850

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care services (cont.)
Mid Atlantic Medical Services                        145,000(b)       $5,879,750
Pharmaceutical Product Development                   144,700(b)        3,885,340
Total                                                                 84,062,000

Household products (0.9%)
Church & Dwight                                      227,000           6,891,720

Industrial equipment & services (0.4%)
Cintas                                                44,200           1,454,180
Fastenal                                              59,500           1,677,305
Total                                                                  3,131,485

Insurance (0.6%)
Willis Group Holdings                                176,000(c)        4,875,200

Media (8.0%)
Apollo Group Cl A                                    380,000(b)       18,962,000
Cox Radio Cl A                                       353,000(b)        7,292,980
Lin TV                                               333,000(b)        6,829,830
Univision Communications Cl A                        505,000(b)       12,377,550
Westwood One                                         505,000(b)       15,776,200
Total                                                                 61,238,560

Multi-industry conglomerates (3.9%)
Corporate Executive Board                            172,000(b)        6,126,640
Danaher                                              126,000           8,285,760
Hewitt Associates Cl A                               150,000(b)        4,410,000
Manpower                                             378,000          11,294,640
Total                                                                 30,117,040

Paper & packaging (0.7%)
Smurfit-Stone Container                              403,000(b)        5,383,677

Restaurants & lodging (7.1%)
Brinker Intl                                         277,000(b)        8,448,500
Hilton Hotels                                        400,000           4,644,000
Krispy Kreme Doughnuts                               429,000(b)       14,525,940
Starbucks                                            732,200(b)       18,861,472
Wendy's Intl                                         300,000           8,253,000
Total                                                                 54,732,912

Retail (5.9%)
Amazon.com                                           350,000(b)        9,110,500
AutoZone                                              47,000(b)        3,229,370
Bed Bath & Beyond                                    360,000(b)       12,434,400
Dollar Tree Stores                                   252,000(b         5,014,800
Family Dollar Stores                                 375,000          11,580,000
Talbots                                              165,000           4,247,100
Total                                                                 45,616,170

Textiles & apparel (1.3%)
Chico's FAS                                          505,000(b)       10,100,000

Transportation (1.9%)
C.H. Robinson Worldwide                              165,000           5,395,500
Hunt (JB) Transport Services                         343,000(b)        9,233,560
Total                                                                 14,629,060

Total common stocks
(Cost: $786,387,597)                                                $720,445,481

Preferred stocks & other (1.8%)(b,f)
Issuer                                                Shares            Value(a)

Aurgin Systems                                     2,285,975(d)              $--
Bandwidth9
  Series F                                         1,413,043             737,750
Bluestream Ventures LP                             4,400,000           1,762,695
Dia Dexus
  Cv Series C                                        795,698           3,083,330
Fibrogen
  Cv Series E                                      1,113,586           3,000,001
Knowledge Mechanics Group
  Series B                                           235,032(d)               --
Marketsoft
  Cv                                                 698,770             349,386
Mars
  Cv                                               1,450,000(d)               --
  Cv Series D                                      2,142,857(d)               --
  Cv series G                                      2,380,000(d)               --
Nobex
  Series E                                         2,000,000           1,400,000
Paxonet Communications                               861,064(d)               --
Portera
  Series G                                         1,446,270(d)               --
Therox
  Cv Series H                                        814,130           3,256,520
Vcommerce
  Cv Series C                                        769,957              15,399

Total preferred stocks & other
(Cost: $67,932,715)                                                  $13,605,081

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Short-term securities (4.7%)
Issuer                    Annualized                Amount              Value(a)
                        yield on date              payable at
                         of purchase                maturity

U.S. government agencies (3.0%)
Federal Home Loan Mtge Corp Disc Nt
   05-20-03                     1.19%            $10,000,000          $9,983,472
Federal Natl Mtge Assn Disc Nts
   04-30-03                     1.23               2,800,000           2,797,293
   05-28-03                     1.23              10,000,000           9,982,381
Total                                                                 22,763,146

Commercial paper (1.7%)
Sheffield Receivables
  04-01-03                      1.43              13,300,000(e)       13,299,472

Total short-term securities
(Cost: $36,061,553)                                                  $36,062,618

Total investments in securities
(Cost: $890,381,865)(g)                                             $770,113,180

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2003, the value of foreign securities represented 3.5% of net assets.

(d)  Negligible market value.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f)  Identifies issues considered to be illiquid as to their  marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at March 31, 2003, is as follows:

     Security                             Acquisition                  Cost
                                             dates

     Aurgin Systems                        12-16-99                $5,623,498
     Bandwidth9
       Series F                            11-01-00                12,999,996
     Bluestream Ventures LP         06-28-00 thru 02-18-03          4,176,360
     Dia Dexus
       Cv Series C                         04-03-00                 6,166,660
     Fibrogen
       Cv Series E                         05-17-00                 5,000,001
     Knowledge Mechanics Group
       Series B                            02-28-02                        --
     Marketsoft
       Cv                                  12-11-00                 3,409,998
     Mars
       Cv                           08-22-01 thru 08-24-02          1,450,000
       Cv Series D                         06-16-00                 4,500,000
       Cv Series G                         12-01-99                 5,000,000
     Nobex
       Series E                            05-04-99                 5,000,000
     Paxonet Communications         04-04-01 thru 04-23-01          2,428,200
     Portera
       Series G                            11-10-00                 4,845,004
     Therox
       Cv Series H                         09-05-00                 3,744,998
     Vcommerce
       Cv Series C                         07-21-00                 3,588,000

(g) At March 31, 2003, the cost of securities for federal income tax purposes was $890,830,486 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $  44,401,547
     Unrealized depreciation                                       (165,118,853)
                                                                    -----------
     Net unrealized depreciation                                  $(120,717,306)
                                                                    -----------

--------------------------------------------------------------------------------

14   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Strategy Aggressive Fund
March 31, 2003

Assets
Investments in securities, at value (Note 1)*
   (identified cost $890,381,865)                                                                  $    770,113,180
Capital shares receivable                                                                                    10,430
Dividends and accrued interest receivable                                                                    66,475
Receivable for investment securities sold                                                                18,431,635
                                                                                                        -----------
Total assets                                                                                            788,621,720
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            20,857
Capital shares payable                                                                                       14,395
Payable upon return of securities loaned (Note 5)                                                        18,480,000
Accrued investment management services fee                                                                   38,604
Accrued distribution fee                                                        `                            31,277
Accrued service fee                                                                                              11
Accrued transfer agency fee                                                                                  28,573
Accrued administrative services fee                                                                           3,217
Other accrued expenses                                                                                      166,458
                                                                                                        -----------
Total liabilities                                                                                        18,783,392
                                                                                                        -----------
Net assets applicable to outstanding capital stock                                                 $    769,838,328
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                           $        937,265
Additional paid-in capital                                                                            2,301,431,377
Undistributed net investment income                                                                         467,623
Accumulated net realized gain (loss) (Note 8)                                                        (1,412,729,252)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (120,268,685)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                           $    769,838,328
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                $    525,606,084
                                                            Class B                                $    240,535,385
                                                            Class C                                $      2,325,087
                                                            Class Y                                $      1,371,772
Net asset value per share of outstanding capital stock:     Class A shares           61,904,660    $           8.49
                                                            Class B shares           31,359,770    $           7.67
                                                            Class C shares              303,073    $           7.67
                                                            Class Y shares              158,949    $           8.63
                                                                                     ----------        ------------
* Including securities on loan, at value (Note 5)                                                  $     17,299,300
                                                                                                        -----------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
15   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Statement of operations AXP Strategy Aggressive Fund Year ended March 31, 2003

Investment income Income:
Dividends                                                                                             $   1,885,445
Interest                                                                                                    565,646
Fee income from securities lending -- net (Note 5)                                                           56,150
   Less foreign taxes withheld                                                                               (6,190)
                                                                                                        -----------
Total income                                                                                              2,501,051
                                                                                                        -----------
Expenses (Note 2):
Investment management services fee                                                                        4,964,632
Distribution fee
   Class A                                                                                                1,634,775
   Class B                                                                                                3,304,884
   Class C                                                                                                   28,124
Transfer agency fee                                                                                       3,671,215
Incremental transfer agency fee
   Class A                                                                                                  265,136
   Class B                                                                                                  243,465
   Class C                                                                                                    2,613
Service fee -- Class Y                                                                                        1,616
Administrative services fees and expenses                                                                   507,375
Compensation of board members                                                                                16,880
Custodian fees                                                                                               77,349
Printing and postage                                                                                        400,625
Registration fees                                                                                            53,549
Audit fees                                                                                                   26,500
Other                                                                                                        18,363
                                                                                                        -----------
Total expenses                                                                                           15,217,101
   Earnings credits on cash balances (Note 2)                                                               (16,106)
                                                                                                        -----------
Total net expenses                                                                                       15,200,995
                                                                                                        -----------
Investment income (loss) -- net                                                                         (12,699,944)
                                                                                                        -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                      (252,628,070)
   Options contracts written (Note 6)                                                                       137,495
                                                                                                        -----------
Net realized gain (loss) on investments                                                                (252,490,575)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (159,370,074)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                  (411,860,649)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                       $(424,560,593)
                                                                                                       ============

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
16   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Statements of changes in net assets

AXP Strategy Aggressive Fund
Year ended March 31,                                                                  2003                2002
Operations
Investment income (loss) -- net                                                 $    (12,699,944)  $    (10,033,466)
Net realized gain (loss) on investments                                             (252,490,575)      (472,741,863)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               (159,370,074)       294,394,099
                                                                                     -----------         ----------
Net increase (decrease) in net assets resulting from operations                     (424,560,593)      (188,381,230)
                                                                                     -----------         ----------

Capital share transactions
(Note 4) Proceeds from sales
   Class A shares (Note 2)                                                           153,841,043        420,088,283
   Class B shares                                                                     27,124,635         76,944,522
   Class C shares                                                                        701,635          2,337,685
   Class Y shares                                                                        720,672          1,866,095
Payments for redemptions
   Class A shares                                                                   (296,847,061)      (456,223,967)
   Class B shares (Note 2)                                                          (183,910,945)      (246,816,983)
   Class C shares (Note 2)                                                            (1,095,787)          (952,801)
   Class Y shares                                                                     (2,639,269)        (1,305,234)
                                                                                     -----------         ----------
Increase (decrease) in net assets from capital share transactions                   (302,105,077)      (204,062,400)
                                                                                     -----------         ----------
Total increase (decrease) in net assets                                             (726,665,670)      (392,443,630)
Net assets at beginning of year                                                    1,496,503,998      1,888,947,628
                                                                                     -----------         ----------
Net assets at end of year                                                       $    769,838,328   $  1,496,503,998
                                                                                    ============       ============
Undistributed net investment income                                             $        467,623   $        269,214
                                                                                     -----------         ----------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

17   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Notes to Financial Statements
AXP Strategy Aggressive Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of growth companies. The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option  transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write

--------------------------------------------------------------------------------
18   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT
covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.
--------------------------------------------------------------------------------

19   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Illiquid securities

As of March 31, 2003, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of March 31, 2003 was $13,605,081 representing 1.77% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of March 31, 2003, the Fund has entered into outstanding future capital commitments for limited partnership interests of $3,600,000.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $12,898,353 resulting in a net reclassification adjustment to decrease paid-in capital by $12,898,353.
--------------------------------------------------------------------------------

20   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                                    2003            2002

Class A
Distributions paid from:
      Ordinary income                                    $--             $--
      Long-term capital gain                             --              --
Class B
Distributions paid from:
      Ordinary income                                    --              --
      Long-term capital gain                             --              --
Class C
Distributions paid from:
      Ordinary income                                    --              --
      Long-term capital gain                             --              --
Class Y
Distributions paid from:
      Ordinary income                                    --              --
      Long-term capital gain                             --              --

As of March 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $            --
Accumulated gain (loss)                                     $(1,411,813,008)
Unrealized appreciation (depreciation)                      $  (120,717,306)

Dividends to shareholders

An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $947,650 the year ended March 31, 2003.

--------------------------------------------------------------------------------
21   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $899,216 for Class A, $349,762 for Class B and $928 for Class C for the year ended March 31, 2003.

During the year ended March 31, 2003, the Fund's custodian and transfer agency fees were reduced by $16,106 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $599,396,152 and $896,889,273, respectively, for the year ended March 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $41,748 for the year ended March 31, 2003.

--------------------------------------------------------------------------------

22   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended March 31, 2003
                                              Class A            Class B        Class C            Class Y
                                          -----------         ----------        -------             ------
Sold                                       15,817,175          3,181,338         82,038             75,426
Issued for reinvested distributions                --                 --             --                 --
Redeemed                                  (31,231,060)       (21,949,185)      (131,297)          (241,041)
                                          -----------         ----------        -------             ------
Net increase (decrease)                   (15,413,885)       (18,767,847)       (49,259)          (165,615)
                                          -----------         ----------        -------             ------

                                                               Year ended March 31, 2002
                                              Class A            Class B        Class C            Class Y
                                          -----------         ----------        -------             ------
Sold                                       32,205,600          6,438,373        193,054            140,084
Issued for reinvested distributions                --                 --             --                 --
Redeemed                                  (35,915,743)       (20,710,289)       (83,980)          (100,797)
                                          -----------         ----------        -------             ------
Net increase (decrease)                    (3,710,143)       (14,271,916)       109,074             39,287
                                          -----------         ----------        -------             ------

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2003, securities valued at $17,299,300 were on loan to brokers. For collateral, the Fund received $18,480,000 in cash. Income from securities lending amounted to $56,150 for the year ended March 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN
Contracts and premiums associated with options contracts written are as follows:
                                                Year ended March 31, 2003
                                                          Puts
                                               -----------    ----------
                                                 Contracts      Premiums
                                               -----------    ----------
Balance March 31, 2002                               --       $      --
Opened                                            1,000         161,995
Closed                                           (1,000)       (161,995)
                                               -----------    ----------
Balance March 31, 2003                               --       $      --
                                               -----------    ----------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------

23   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

7. BANK BORROWINGS
The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended March 31, 2003.

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $1,411,813,008 as of March 31, 2003 that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9.  FINANCIAL  HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $12.11     $13.43    $ 37.03     $22.88    $22.12
Income from investment operations:
Net investment income (loss)                                       (.11)      (.04)      (.05)      (.05)     (.10)
Net gains (losses) (both realized and unrealized)                 (3.51)     (1.28)    (17.20)     21.58      1.12
Total from investment operations                                  (3.62)     (1.32)    (17.25)     21.53      1.02
Less distributions:
Distributions from realized gains                                    --         --      (6.35)     (7.38)     (.26)
Net asset value, end of period                                  $  8.49     $12.11    $ 13.43     $37.03    $22.88

Ratios/supplemental data
Net assets, end of period (in millions)                            $526       $936     $1,088     $1,721      $608
Ratio of expenses to average daily net assets(c)                  1.28%      1.09%      1.10%      1.06%     1.02%
Ratio of net investment income (loss)
   to average daily net assets                                   (1.02%)     (.29%)     (.26%)     (.22%)    (.48%)
Portfolio turnover rate (excluding short-term securities)           63%       216%       137%       155%       98%
Total return(e)                                                 (29.89%)    (9.83%)   (50.27%)   100.97%     4.68%

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------

24   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $11.02     $12.33    $ 35.06     $22.05    $21.48
Income from investment operations:
Net investment income (loss)                                       (.18)      (.14)      (.20)      (.22)     (.27)
Net gains (losses) (both realized and unrealized)                 (3.17)     (1.17)    (16.18)     20.61      1.10
Total from investment operations                                  (3.35)     (1.31)    (16.38)     20.39       .83
Less distributions:
Distributions from realized gains                                    --         --      (6.35)     (7.38)     (.26)
Net asset value, end of period                                  $  7.67     $11.02    $ 12.33     $35.06    $22.05

Ratios/supplemental data
Net assets, end of period (in millions)                            $241       $553       $794     $1,616      $806
Ratio of expenses to average daily net assets(c)                  2.05%      1.86%      1.86%      1.81%     1.78%
Ratio of net investment income (loss)
   to average daily net assets                                   (1.80%)    (1.04%)    (1.03%)    (1.00%)   (1.25%)
Portfolio turnover rate (excluding short-term securities)           63%       216%       137%       155%       98%
Total return(e)                                                 (30.40%)   (10.62%)   (50.63%)    99.59%     3.88%

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                     2003        2002     2001(b)
Net asset value, beginning of period                             $11.03     $12.33    $ 30.40
Income from investment operations:
Net investment income (loss)                                       (.17)      (.13)      (.07)
Net gains (losses) (both realized and unrealized)                 (3.19)     (1.17)    (11.65)
Total from investment operations                                  (3.36)     (1.30)    (11.72)
Less distributions:
Distributions from realized gains                                    --         --      (6.35)
Net asset value, end of period                                  $  7.67     $11.03    $ 12.33

Ratios/supplemental data
Net assets, end of period (in millions)                              $2         $4         $3
Ratio of expenses to average daily net assets(c)                  2.08%      1.89%      1.86%(d)
Ratio of net investment income (loss)
   to average daily net assets                                   (1.83%)    (1.12%)     (.84%)(d)
Portfolio turnover rate (excluding short-term securities)           63%       216%       137%
Total return(e)                                                 (30.46%)   (10.54%)   (43.07%)(f)

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
25   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2003       2002       2001       2000      1999
Net asset value, beginning of period                             $12.28     $13.60    $ 37.33     $23.00    $22.22
Income from investment operations:
Net investment income (loss)                                       (.09)      (.01)      (.01)      (.01)     (.10)
Net gains (losses) (both realized and unrealized)                 (3.56)     (1.31)    (17.37)     21.72      1.14
Total from investment operations                                  (3.65)     (1.32)    (17.38)     21.71      1.04
Less distributions:
Distributions from realized gains                                    --        --       (6.35)    (7.38)     (.26)
Net asset value, end of period                                  $  8.63     $12.28    $ 13.60     $37.33    $23.00

Ratios/supplemental data
Net assets, end of period (in millions)                              $1         $4         $4        $--       $--
Ratio of expenses to average daily net assets(c)                  1.07%       .91%       .96%       .89%      .92%
Ratio of net investment income (loss)
   to average daily net assets                                    (.82%)     (.13%)     (.03%)     (.07%)    (.40%)
Portfolio turnover rate (excluding short-term securities)           63%       216%       137%       155%       98%
Total return(e)                                                 (29.72%)    (9.77%)   (50.21%)   101.29%     4.74%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.


--------------------------------------------------------------------------------

26   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

Independent Auditors' Report


THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Strategy Aggressive Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2003, and the financial highlights for each of the years in the five-year period ended March 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Strategy Aggressive Fund as of March 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP
Minneapolis, Minnesota
May 9, 2003

--------------------------------------------------------------------------------

27   ---   AXP STRATEGY AGGRESSIVE FUND   ---   2003 ANNUAL REPORT

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation as amended Nov. 14, 1991, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 18 to Registration Statement No. 2-89288 are incorporated by reference.

(a)(2) Articles of Amendment, dated June 16, 1999, filed electronicaly as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 44 to Registration Statement No. 2-89288 are incorporated by reference.

(a)(3) Articles of Amendment, dated November 14, 2002 filed electronically as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 2-89288, is incorporated by reference.

(b) By-laws of AXP Strategy Series, Inc. as amended January 11, 2001, filed as Exhibit (b) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288, are incorporated by reference.

(c) Stock Certificate filed as Exhibit 4 to Post-Effective Amendment No. 3 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(1) Investment Management Services Agreement between Registrant, on behalf of AXP Equity Value Fund, AXP Focused Growth Fund, AXP Partners Small Cap Growth Fund, AXP Small Cap Advantage Fund, and AXP Strategy Aggressive Fund, and American Express Financial Corporation dated December 1, 2002, filed electronically as Exhibit (d)(1) to Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 2-89288, is incorporated by reference.

(d)(2) Investment Sub-Advisory Agreement between American Express Financial Corporation and Kenwood Capital Management LLC, dated April 8, 1999, filed electronically as Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 33 to Registration Statement No. 2-89288 is incorporated by reference.

(d)(3) Investment Sub-Advisory Agreement between American Express Financial Corporation and RS Investment Management, L.P., dated January 16, 2001, filed as Exhibit (d)(6) to Registrant's Post-Effective Amendment
         No. 42 to Registration Statement No. 2-89288, is incorporated by reference.

(d)(4) Investment Sub-Advisory Agreement between American Express Financial Corporation and Neuberger Berman Management Inc., dated January 16, 2001, filed as Exhibit (d)(7) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288, is incorporated by reference.

(d)(5) Investment Sub-Advisory Agreement between American Express Financial Corporation and INVESCO Funds Group, Inc., dated January 16, 2001, filed as Exhibit (d)(8) to Registrant's Post-Effective Amendment
         No. 42 to Registration Statement No. 2-89288, is incorporated by reference.

(e)(1) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc. Post-Effective Amendment No. 22, to Registration Statement File No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement on behalf of AXP Equity Value Fund, AXP Small Cap Advantage Fund and AXP Strategy Aggressive Fund, differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(e)(2) Distribution Agreement between Registrant, on behalf of AXP Focus 20 Fund, and American Express Financial Advisors Inc., dated March 9, 2000, is incorporated by reference to Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-89288 filed on or about April 4, 2000.

(e)(3) Distribution Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Advisors Inc., dated November 9, 2000, filed electronically as Exhibit (e)(3) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between Registrant, on behalf of IDS Equity Value Fund, AXP Small Cap Advantage Fund and IDS Strategy Aggressive Fund, and American Express Trust Company, dated April 8, 1999, filed electronically as Exhibit (g)(1) to Registrant's Post-Effective Amendment No. 44 to Registration Statement No. 2-89288 is incorporated by reference.

(g)(2) Custodian Agreement between Registrant, on behalf of AXP Focus 20 Fund, and American Express Trust Company, dated March 9, 2000, is incorporated by reference to Exhibit (g)(5) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-89288 filed on or about April 4, 2000.

(g)(3) Custodian Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Trust Company, dated November 9, 2000, filed electronically as Exhibit (g)(5) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(g)(4) Custodian Agreement, dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit (g)(3) to IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 33 to Registration Statement File No. 2-93745 filed on or about May 24, 1999.

(g)(5) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(6) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(7) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(8) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g) (8) to AXP Partners Series Inc. Post-Effective Amendment No.7 to Registration Statement No. 333-5782, filed on or about May 22, 2003 is incorporated by reference.

(h)(1) Administrative Services Agreement between Registrant, on behalf of IDS Strategy Aggressive Fund and IDS Equity Value Fund, and American
         Express   Financial   Corporation,   dated  March  20,   1995,   filed
         electronically   as  Exhibit  9(d)  to   Registrant's   Post-Effective
         Amendment No. 25 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(2) Administrative Services Agreement between Registrant, on behalf of AXP Small Cap Advantage Fund, and American Express Financial Corporation, dated April 8, 1999, filed electronically as Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 33 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(3) Administrative Services Agreement between Registrant, on behalf of AXP Focus 20 Fund, and American Express Financial Corporation, dated
         March 9, 2000, is incorporated by reference to Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-89288, filed on or about April 4, 2000.

(h)(4) Administrative Services Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Corporation, dated November 9, 2000, filed electronically as Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(5) Amendment to Administrative Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002, filed electronically on or about June 12, 2002 as Exhibit (h)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference. Registrant's Amendments to Administrative Services Agreement differ from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(6) License Agreement between the Registrant and IDS Financial Corporation dated January 25, 1988, filed electronically as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 11 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(7) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(8) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc. Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement for AXP Equity Value Fund and AXP Strategy Aggressive Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(9) Class Y Shareholder Service Agreement between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Advisors Inc., dated November 9, 2000, filed electronically as Exhibit (h)(9) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(10) Class Y Shareholder Services Agreement between Registrant, on behalf of AXP Small Cap Advantage Fund, and American Express Financial Advisors Inc., dated April 8, 1999, filed as Exhibit (h)(10) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(11) Class Y Shareholder Services Agreement between Registrant, on behalf of AXP Focus 20 Fund, and American Express Financial Advisors Inc., dated March 9, 2000, filed as Exhibit (h)(11) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288 is incorporated by reference.

(h)(12) Transfer Agency Agreement between Registrant and American Express Client Service Corporation, dated May 1, 2003, on behalf of AXP Equity Value Fund, AXP Focus 20 Fund, AXP Small Cap Advantage Fund, AXP Small Cap Growth Fund and AXP Strategy Aggressive Fund, is filed electronically herewith.

(i) Opinion and Consent of Counsel as to the legality of the securities being registered is filed electronically herewith.

(j)      Independent Auditors' Consent is filed electronically herewith.

(k)      Omitted Financial Statements:      None.

(l)      Initial Capital Agreements:        Not Applicable.

(m)(1) Plan and Agreement of Distribution dated July 1, 1999 between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc. Post-Effective Amendment No. 36 to Registration Statement File No.
         2-72174 filed on or about July 30, 1999. Registrant's Plan and Agreement of Distribution, on behalf of AXP Equity Value Fund and AXP Strategy Aggressive Fund, differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(2) Plan and Agreement of Distribution between Registrant, on behalf of AXP Small Cap Advantage Fund, and American Express Financial Advisors Inc., dated April 8, 1999, filed electronically as Exhibit (m)(2) to Registrant's Post-Effective Amendment No. 33 to Registration Statement No. 2-89288 is incorporated by reference.

(m)(3) Plan and Agreement of Distribution between Registrant, on behalf of AXP Focus 20 Fund, and American Express Financial Advisors Inc., dated
         March 9, 2000, is incorporated by reference to Exhibit (m)(3) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 2-89288 filed on or about April 4, 2000.

(m)(4) Plan and Agreement of Distribution between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Advisors Inc., dated November 9, 2000, filed electronically as Exhibit (m)(5) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(m)(5) Plan and Agreement of Distribution for Class C shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc. Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 14, 2000. Registrant's Plan and Agreement of Distribution for Class C shares on behalf of AXP Equity Value Fund, AXP Focus 20 Fund, AXP Small Cap Advantage Fund and AXP Strategy Aggressive Fund differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(6) Plan and Agreement of Distribution for Class C shares between Registrant, on behalf of AXP Small Cap Growth Fund, and American Express Financial Advisors Inc., dated November 9, 2000, filed electronically as Exhibit(m)(6) to Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-89288 is incorporated by reference.

(n) Rule 18f-3 Plan, dated March 9, 2000, is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)      Reserved.

(p)(1)   Code  of  Ethics  adopted  under  Rule  17j-1  for  Registrant   filed
         electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc. Post-Effective Amendment No. 24 to Registration Statement No. 33-30770, is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser, principal underwriter and subadviser, Kenwood Capital Management LLC, dated July 2002, filed electronically on or about Nov. 20, 2002 as Exhibit (p)(2) by AXP Progressive Series, Inc.'s Post-Effective Amendment No. 72 to Registration Statement No. 2-30059 is incorporated by reference.

(p)(3) Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap Growth Fund's subadviser INVESCO Funds Group Inc., filed as Exhibit
         (p)(3) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288, is incorporated by reference.

(p)(4) Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap Growth Fund's subadviser Neuberger Berman Management Inc. effective April 1, 2003, is filed electronically herewith.

(p)(5) Code of Ethics adopted under Rule 17j-1 by AXP Partners Small Cap Growth Fund's subadviser RS Investment Management, L.P., dated July 1, 2000, filed as Exhibit (p)(5) to Registrant's Post-Effective Amendment No. 42 to Registration Statement No. 2-89288, is incorporated by reference.

(q)(1) Directors' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 8, 2003, filed electronically as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 2-89288, is incorporated by reference.

(q)(2) Officers' Power of Attorney to sign amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-89288 filed on or about Feb. 15, 2002, is incorporated by reference.

(q)(3) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Sept. 17, 2002, filed electronically as Exhibit (q)(3) to Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 2-89288, is incorporated by reference.

Item 24. Persons Controlled by or under Common Control with Registrant

         None.

Item 25. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address*                Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Ruediger Adolf                  American Express Financial                                Senior Vice President
Senior Vice President           Advisors Inc.

Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President - Annuities
Vice President - General        Assurance Company            P.O. Box 5555
Manager Annuities                                            Albany, NY  12205-0555

                                American Enterprise Life                                  Director, Chairman of the Board and
                                Insurance Company                                         Executive Vice President - Annuities

                                American Express Financial                                Vice President - General Manager
                                Advisors Inc.                                             Annuities

                                American Partners Life       1751 AXP Financial Center    Director, President
                                Insurance Company            Minneapolis MN  55474        and Chief Executive Officer

                                IDS Life Insurance Company                                Director and Executive Vice President -
                                                                                          Annuities

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President - Annuities
                                of New York                  Albany, NY  12205

                                IDS Life Series Fund, Inc.                                Director and Chairman of the Board

                                IDS Life Variable Annuity                                 Manager and Chairman of the Board
                                Funds A & B

Ward D. Armstrong               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retirement Services and Asset
Retirement Services                                                                       Management
and Asset Management
                                American Express Asset                                    Director and President
                                Management Group Inc.

                                American Express Service                                  Vice President - Workplace
                                Corporation                                               Financial Services

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

                                Kenwood Capital Management LLC                            Manager

                                Northwinds Marketing                                      Director
                                Group LLC

John M. Baker                   American Express Financial                                Vice President - Plan
Vice President - Plan Sponsor   Advisors Inc.                                             Sponsor Services
Services
                                American Express Asset                                    Vice President
                                Management Group Inc.

                                American Express Trust                                    Director and Senior Vice President
                                Company

Dudley Barksdale                American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Development
Development

Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Vice President -                Assurance Company            P.O. Box 5555                Executive Officer
Insurance Products                                           Albany, NY  12205-0555

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Chairman of the Board
                                Insurance Company

                                IDS Insurance Agency of                                   Director, President and Chief
                                Arkansas Inc.                                             Executive Officer

                                IDS Insurance Agency of                                   Director, President and Chief
                                Ohio Inc.                                                 Executive Officer

                                IDS Life Insurance Company                                Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.                                Director, President and Chief
                                                                                          Executive Officer

                                IDS Life Variable Annuity                                 Manager, President and Chief
                                Funds A & B                                               Executive Officer

                                IDS REO 1, LLC                                            President

                                IDS REO 2, LLC                                            President

Arthur H. Berman                American Express                                          Senior Vice President - Finance
Senior Vice President -         Financial Advisors Inc.
Finance
                                American Express                                          Director
                                Trust Company

Walter S. Berman                American Express                                          Director
Director, Senior Vice President Certificate Company
and Chief Financial Officer
                                American Express Financial                                Director, Senior Vice President
                                Advisors Inc.                                             and Chief Financial Officer

                                American Centurion Life                                   Interim Treasurer
                                Assurance Company

                                American Enterprise Life                                  Interim Treasurer
                                Insurance Company

                                IDS Life Insurance Company                                Interim Treasurer

                                IDS Life Insurance Company                                Interim Treasurer
                                of New York

Robert C. Bloomer               American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

Leslie H. Bodell                American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

Paul V. Bruce                   American Express                                          Vice President - Compliance
Vice President -                Financial Advisors Inc.
Compliance

Kenneth I. Chenault             American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285

Kenneth J. Ciak                 AMEX Assurance Company                                    Director, President and Chief
Vice President and General                                                                Executive Officer
Manager - IDS Property
Casualty                        American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director, President and Chief
                                Insurance Company            DePere, WI 54115             Executive Officer

Paul A. Connolly                American Express Financial                                Vice President - Relationship Leader
Vice President - Retail         Advisors Inc.                                             Retail Distribution Services
Distribution Services

James M. Cracchiolo             American Express Financial                                Director, Chairman, President and
Director, Chairman of           Advisors Inc.                                             Chief Executive Officer
the Board, President and
Chief Executive Officer

Colleen Curran                  American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel

Luz Maria Davis                 American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Communications
Communications

William V. Elliott              American Express Financial                                Vice President - Financial
Vice President - Financial      Advisors Inc.                                             Planning and Advice
Planning and Advice

Benjamin R. Field               American Express                                          Vice President - Finance Education &
Vice President - Finance        Financial Advisors Inc.                                   Planning
Education & Planning

Giunero Floro                   American Express                                          Vice President - Creative Services
Vice President - Creative       Financial Advisors Inc.
Services

Terrence J. Flynn               American Express                                          Vice President - Brokerage Service
Vice President - Brokerage      Financial Advisors Inc.
Service Operations
                                American Enterprise                                       Senior Vice President
                                Investment Services Inc.

Jeffery P. Fox                  American Express                                          Vice President - Investment Accounting
Vice President -                Financial Advisors Inc.
Investment Accounting
                                IDS Life Series, Inc.                                     Chief Financial Officer

                                IDS Life Variable Annuity                                 Chief Financial Officer
                                Funds A & B

Brenda H. Fraser                American Express Financial                                Executive Vice President -
Executive Vice                  Advisors Inc.                                             AEFA Products and Corporate Marketing
President - AEFA
Products and                    IDS Life Insurance Company                                Director, Chairman of the Board and
Corporate Marketing                                                                       Chief Executive Officer

                                American Express Trust Company                            Vice President

Gordon M. Fines                 American Express Asset                                    Senior Vice President -
Vice President - Mutual Fund    Management Group Inc.                                     Growth Spectrum
Equity Investments
                                American Express Financial                                Vice President - Mutual
                                Advisors Inc.                                             Fund Equity Investments

Peter A. Gallus                 American Express Financial                                Vice President -
Vice President - Investment     Advisors Inc.                                             Investment Administration
Administration
                                Kenwood Capital Management LLC                            Manager

                                IDS Capital Holdings Inc.                                 Vice President and Controller

Steve Guida                     American Enterprise                                       Vice President
Vice President - New            Investment Services Inc.
Business and Service
                                American Express Financial                                Vice President - New
                                Advisors Inc.                                             Business and Service

Teresa A. Hanratty              American Express Financial                                Senior Vice
Senior Vice                     Advisors Inc.                                             President - Field Management
President - Field Management

Lorraine R. Hart                AMEX Assurance Company                                    Vice President -
Vice President - Insurance                                                                Investments
Investments
                                American Centurion Life      20 Madison Ave. Extension    Vice President -  Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President -  Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Vice President -  Investments
                                Certificate Company

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express International                            Vice President - Investments
                                Deposit Company

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Investments

                                American Express                                          Vice President -  Investments
                                International Deposit
                                Company

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President - Investments

                                IDS Life Insurance Company                                Vice President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Vice President - Investments


                                IDS Life Variable Annuity                                 Vice President - Investments
                                Funds A and B

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investment Officer
                                Insurance Company            DePere, WI 54115

                                IDS REO 1, LLC                                            Vice President

                                IDS REO 2, LLC                                            Vice President

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

Janis K. Heaney                 American Express Financial                                Vice President - Incentive
Vice President - Incentive      Advisors Inc.                                             Management
Management

Brian M. Heath                  American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Sales Manager
and General Sales Manager

Henry Heitman                   American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             Product Development
Product Development

Carol A. Holton                 American Centurion Life      20 Madison Ave. Extension    Director
Vice President - Third Party    Assurance Company            Albany, NY 12205-0555
Distribution
                                American Enterprise Life     829 AXP Financial Center     Director, President and
                                Insurance Company            Minneapolis, MN  55474       Chief Executive Officer

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Financial                                Vice President - Third
                                Advisors Inc.                                             Party Distribution

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director
                                of New York                  P.O. Box 5555
                                                             Albany, NY  12205-0555

Claire L. Huang                 American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retail Marketing
Retail Marketing

Debra A. Hutchinson             American Express Financial                                Vice President - Technology
Vice President - Technology     Advisors Inc.                                             Relationship Leader
Relationship Leader

James M. Jensen                 American Express Financial                                Vice President - Advice
Vice President - Advice and     Advisors Inc.                                             and Retail Distribution
Retail Distribution Group,                                                                Group Product,
Product, Compensation and                                                                 Compensation and Field
Field Administration                                                                      Administration

Nancy E. Jones                  American Express                                          Vice President - Business Development
Vice President -                Financial Advisors Inc.
Business Development

William A. Jones                American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

John C. Junek                   American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Counsel
and General Counsel
                                American Express Financial                                Vice President
                                Advisors Japan Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                Investors Syndicate                                       Director
                                Development Corp.

Ora J. Kaine                    American Express Financial                                Vice President - Retail
Vice President - Retail         Advisors Inc.                                             Distribution Services and
Distribution Services and                                                                 Chief of Staff
Chief of Staff

Michelle M. Keeley              American Express                                          Senior Vice President - Fixed Income
Senior Vice President -         Financial Advisors Inc.
Fixed Income
                                American Express Asset                                    Director
                                Management Group, Inc.

Claire Kolmodin                 American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Quality
Quality

Lori J. Larson                  American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             and Direct Services
and Direct Services

Daniel E. Laufenberg            American Express Financial                                Vice President and Chief
Vice President and Chief        Advisors Inc.                                             U.S. Economist
U.S. Economist

Jane W. Lee                     American Express Financial                                Vice President - New
Vice President - New Business   Advisors Inc.                                             Business Development and
Development and Marketing                                                                 Marketing

Catherine M. Libbe              American Express                                          Vice President - Marketing & Product
Vice President -                Financial Advisors Inc.                                   Services
Marketing  & Product
Services

Judd K. Lohmann                 American Express Property                                 Treasurer
Treasurer                       Casualty Insurance Agency

                                IDS Life Series Fund, Inc.                                Treasurer

                                IDS Life Variable Annuity                                 Treasurer
                                Funds A & B

Diane D. Lyngstad               American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer,
Financial Officer,                                                                        U.S. Retail Group
U.S. Retail Group
                                American Express Client                                   Vice President and Chief
                                Service Corporation                                       Financial Officer

Thomas A. Mahowald              American Express Financial                                Vice President and Director of
Vice President and Director of  Advisors Inc.                                             Equity Research
Equity Research

Timothy J. Masek                American Express Financial                                Vice President and Director
Vice President and Director     Advisors Inc.                                             of Fixed Income Research
of Fixed Income Research

Penny Mazal                     American Express Financial                                Vice President - Business
Vice President - Business       Advisors Inc.                                             Transformation
Transformation

Mark T. McGannon                American Express Financial                                Vice President and General
Vice President and              Advisors Inc.                                             Sales Manager - AEFA Products
General Sales
Manager - AEFA Products

Brian J. McGrane                American Express                                          Vice President - LFO Finance
Vice President -                Financial Advisors Inc.
LFO Finance
                                Advisory Capital Partners LLC                             Vice President and Chief Financial
                                                                                          Officer

                                Advisory Capital                                          Vice President and Chief Financial
                                Strategies Group Inc.                                     Officer

                                Advisory Convertible                                      Vice President and Chief Financial
                                Arbitrage LLC                                             Officer

                                Advisory Quantitative Equity                              Vice President and Chief Financial
                                (General Partner) LLC                                     Officer

                                Advisory Select LLC                                       Vice President and Chief Financial
                                                                                          Officer

                                American Express Asset                                    Vice President and Chief Financial
                                Management Group Inc.                                     Officer

Sarah M. McKenzie               American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Managed and Brokerage Products
Managed and Brokerage
Products                        American Express Personal                                 Director
                                Trust Services, FSB

Timothy S. Meehan               American Express                                          Secretary
Secretary                       Financial Advisors Inc.

                                American Enterprise Investment Services                   Secretary

                                American Enterprise REO 1, LLC                            Secretary

                                American Express Asset                                    Secretary
                                Management Group Inc.

                                American Express Asset                                    Secretary
                                Management International Inc.

                                American Express Client Service                           Secretary
                                Corporation

                                American Express Corporation                              Secretary

                                American Express Financial                                Secretary
                                Advisors Inc. Japan

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Alabama Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Arizona Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Idaho Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Maryland Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Nevada Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, Vice President and Secretary
                                Agency of Wyoming Inc.

                                American Express Personal                                 Secretary
                                Trust Services, FSB

                                American Express Property                                 Secretary
                                Casualty Insurance Agency

                                American Express Property Casualty                        Director,  Vice President
                                Insurance Agency of Kentucky Inc.                         and Secretary

                                American Express Property Casualty                        Director,  Vice President
                                Insurance Agency of Maryland  Inc.                        and Secretary

                                American Express Property Casualty                        Director,  Vice President
                                Insurance Agency of Pennslyvania Inc.                     and Secretary

                                Amex Assurance Company                                    Secretary

                                IDS Cable Corporation                                     Secretary

                                IDS Cable II Corporation                                  Secretary

                                IDS Capital Holdings Inc.                                 Secretary

                                IDS Insurance Company of Arkansas                         Secretary

                                IDS Life Insurance Company                                Secretary

                                IDS Management Corporation                                Secretary

                                IDS Partnership Services Corporation                      Secretary

                                IDS Realty Company                                        Secretary

                                IDS REO 1, LLC                                            Secretary

                                IDS REO 2, LLC                                            Secretary

                                Investors Syndicate Development Corp.                     Secretary

Paula R. Meyer                  American Express Financial                                Senior Vice President and General
Senior Vice President           Advisors Inc.                                             Manager - Mutual Funds
and General
Manager - Mutual Funds          American Express Certificate                              Director, President Chairman of the
                                Company                                                   Board and Chief Executive Officer

                                American Express                                          Director and President
                                International Deposit
                                Company

                                American Express                                          Director
                                Trust Company

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Jeryl A. Millner                American Express Financial                                Vice President - LFO, Insurance,
Vice President LFO,             Advisors Inc.                                             Annuities and Certificates
Insurance, Annuities
and Certificates                American Centurion Life                                   Vice President and Controller
                                Assurance Company

                                American Enterprise Life                                  Vice President and Controller
                                Insurance Company

                                American Partners Life                                    Vice President and Controller
                                Insurance Company

                                IDS Life Insurance Company                                Vice President and Controller

                                IDS Life Insurance Company                                Vice President and Controller
                                of New York

                                IDS Life Series Fund, Inc.                                Vice President and Controller

                                IDS Life Variable Annuity                                 Vice President and Controller
                                Funds A & B

Barry J. Murphy                 American Express Client                                   Director, Chairman of the Board,
Executive Vice President -      Service Corporation                                       President and Chief Executive Officer
U.S. Retail Group
                                American Express Financial                                Executive Vice President -
                                Advisors Inc.                                             U.S. Retail Group

                                IDS Life Insurance Company                                Director

Francois B. Odouard             American Express Financial                                Vice President - Brokerage
Vice President -                Advisors Inc.
Brokerage

Michael J. O'Keefe              American Express Financial                                Vice President - Advisory
Vice President - Advisory       Advisors Inc.                                             Business Systems
Business Systems

Kris Petersen                   American Express Financial                                Vice President - SPS and
Vice President - SPS and        Advisors Inc.                                             External Products
External Products
                                IDS Cable Corporation                                     Director, President and Chief Executive
                                                                                          Officer

                                IDS Cable II Corporation                                  Director, President and Chief Executive
                                                                                          Officer

                                IDS Futures Corporation                                   Director, President and Chief Executive
                                                                                          Officer

                                IDS Management Corporation                                Director, President and Chief Executive
                                                                                          Officer

                                IDS Partnership Services                                  Director, President and Chief Executive
                                Corporation                                               Officer

                                IDS Realty Corporation                                    Director, President and Chief Executive
                                                                                          Officer

Ronald W. Powell                American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                Kenwood Capital Management LLC                            Chief Legal Officer

Teresa J. Rasmussen             American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Centurion Life                                   Counsel and Secretary
                                Assurance Company

                                American Enterprise Life                                  Director
                                Insurance Company

                                American Express Corporation                              Director, Vice President and Secretary

                                IDS Life Insurance Company                                Vice President and General Counsel

                                IDS Life Insurance Company   20 Madison Ave. Extension    Assistant General Counsel and
                                of New York                  Albany, NY 12205-0555        Assistant Secretary

                                American Partners                                         Director, Vice President,
                                Life Insurance Company                                    General Counsel and Secretary

Daniel J. Rivera                American Express                                          Vice President - Senior Portfolio Manager
Vice President - Senior         Financial Advisors Inc.
Portfolio Manager
                                American Asset                                            Director
                                Management Group Inc.

ReBecca K. Roloff               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management and
Field Management                                                                          Financial Advisory Services
and Financial Advisory
Services

Stephen W. Roszell              Advisory Capital Income LLC                               Director
Senior Vice President -
Institutional                   Advisory Capital                                          Director
Group                           Partners LLC

                                Advisory Capital                                          Director
                                Strategies Group Inc.

                                Advisory Select LLC                                       Director

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director and Executive Vice President
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management International,
                                (Japan) Ltd.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Institutional

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Trust                                    Director
                                Company

                                IDS Life Insurance Company                                Director

                                Northwinds Marketing                                      Director
                                Group LLC

Andrew C. Schell                American Express Financial                                Vice President - Client
Vice President - Client         Advisors Inc.                                             Development and Migration
Development and Migration

Peter B. Schofield              American Express                                          Vice President - Auditing
Vice President - Auditing       Financial Advisors Inc.

Gary A. Scott                   American Express                                          Vice President - Client Acquisition
Vice President -                Financial Advisors Inc.                                   Marketing
Client Acquisition
Marketing

Bridget Sperl                   American Enterprise                                       Director, President and Chief
Senior Vice President -         Investment Services Inc.                                  Executive Officer
Client Service
                                American Express Client                                   Director and Senior Vice President
                                Service Corporation

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

Lisa A. Steffes                 American Express Financial                                Vice President - Marketing
Vice President - Marketing      Advisors Inc.                                             Offer Development
Offer Development
                                AMEX Assurance Company                                    Director

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

David K. Stewart                American Express                                          Vice President - AEFA Controller
Vice President -                Financial Advisors Inc.
AEFA Controller

Caroline Stockdale-Boon         American Express                                          Senior Vice President - Relationship
Senior Vice President -         Financial Advisors Inc.                                   Leader of Human Resources
Relationship Leader
of Human Resources

Jeffrey J. Stremcha             American Express Financial                                Vice President -
Vice President - Information    Advisors Inc.                                             Information Resource
Resource Management/ISD                                                                   Management/ISD

John T. Sweeney                 American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer, Products
Financial Officer, Products
                                AMEX Assurance Company                                    Director

                                American Enterprise                                       Vice President - Finance
                                Life Insurance Company

                                American Partners                                         Vice President - Finance
                                Life Insurance Company

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President - Finance

                                IDS Partnership                                           Director
                                Services Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Realty Corporation                                    Director

William F. Truscott             Advisory Capital Strategies                               Director
Senior Vice President -         Group Inc.
Chief Investment Officer
                                American Express Asset                                    Director and Chairman of the Board
                                Management Group Inc.

                                American Express Asset                                    Director
                                Management International Inc.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Chief Investment Officer

                                IDS Capital Holdings Inc.                                 Director and President

                                Kenwood Capital Management LLC                            Manager

George F. Tsafaridis            American Express                                          Vice President - Quality & Service Support
Vice President -                Financial Advisors Inc.
Quality & Service Support

Peter S. Velardi                American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Andrew O. Washburn              American Express                                          Vice President - Mutual Fund Marketing
Vice President -                Financial Advisors Inc.
Mutual Fund Marketing

Beth E. Weimer                  American Express Financial                                Vice President - Chief Compliance Officer
Chief Compliance Officer        Advisors Inc.

                                American Enterprise                                       Chief Compliance Officer
                                Investment Services Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management Group Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management International Inc.

                                American Express Service                                  Chief Compliance Officer
                                Corporation

                                IDS Insurance Agency of                                   Chief Compliance Officer
                                Arkansas Inc.

                                IDS Life Insurance Company                                Chief Compliance Officer

Jeffery A. Williams             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Cross-Sell/Strategic
Cross-Sell/Strategic                                                                      Marketing
Marketing

William J. Williams             American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Dianne Wilson                   American Express                                          Vice President - Insurance Operations
Vice President -                Financial Advisors Inc.
Insurance Operations
                                Amex Assurance Company                                    Director and Senior Vice President

                                IDS Property Casualty Company                             Director and Senior Vice President

Michael D. Wolf                 American Express Asset                                    Executive Vice President
Vice President - Senior         Management Group Inc.
Portfolio Manager
                                American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager

Michael R. Woodward             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                American Express Insurance                                Vice President - North Region
                                Agency of Alabama Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Maryland Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of New Mexico Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President - North Region
                                Arkansas Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Doretta R. Wright               American Express Financial                                Vice President - Brokerage Marketing
Vice President - Brokerage      Advisors Inc.
Marketing

David L. Yowan                  American Enterprise                                       Vice President and
Vice President and Corporate    Investment Services Inc.                                  Treasurer
Treasurer
                                American Enterprise          829 AXP Financial Center     Treasurer
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express                                          Vice President and
                                Certificate Company                                       Treasurer


                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Alabama Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Maryland Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Massachusetts Inc.                              Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of New Mexico Inc.                                 Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oklahoma Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Wyoming Inc.                                    Treasurer

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President and Treasurer
                                Corporation

                                AMEX Assurance Company                                    Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Cable Corporation                                     Director, Vice President and
                                                                                          Treasurer

                                IDS Cable II Corporation                                  Director, Vice President and
                                                                                          Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corporation                                   Treasurer

                                Kenwood Capital Management LLC                            Treasurer

* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.



Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  American
          Express Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address*                              Underwriter

         Ruediger Adolf                                 Senior Vice President                  None

         Gumer C. Alvero                                Vice President - General               None
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -                None
                                                        Retirement Services and
                                                        Asset Management

         John M. Baker                                  Vice President - Plan                  None
                                                        Sponsor Services

         Dudley Barksdale                               Vice President - Service               None
                                                        Development

         Timothy V. Bechtold                            Vice President -                       None
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President - Finance        None

         Walter S. Berman                               Director, Senior Vice President -      None
                                                        and Chief Financial Officer

         Robert C. Bloomy                               Vice President - Technologies          None

         Leslie H. Bodell                               Vice President - Technologies          None

         Paul V. Bruce                                  Vice President - Compliance            None

         Rob Bohli                                      Group Vice President -                 None
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -                 None
         Suite 200, 3500 Market                         New Jersey
         Street
         Camp Hill, NJ  17011

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - Relationship          None
                                                        Leader Retail Distribution Services

         James M. Cracchiolo                            Director, Chairman, President and      None
                                                        Chief Executive Officer

         Colleen Curran                                 Vice President and                     None
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President -                       None
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Kenneth Dykman                                 Group Vice President -                 None
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         Bradford L. Drew                               Group Vice President -                 None
         Two Datran Center                              Eastern Florida
         Penthouse One B
         9130 S. Dadeland Blvd.
         Miami, FL  33156

         William V. Elliot                              Vice President - Financial             None
                                                        Planning and Advice

         Benjamin R. Field                              Vice President - Finanace              None
                                                        Education and Planning

         Gordon M. Fines                                Vice President - Mutual                None
                                                        Fund Equity Investments

         Giunero Floro                                  Vice President - Creative              None
                                                        Services

         Terrence J. Flynn                              Vice President - Brokerage             None
                                                        Services

         Jeffrey P. Fox                                 Vice President - Investment            Treasurer
                                                        Accounting

         Brenda H. Fraser                               Executive Vice President -             None
                                                        AEFA Products and Corporate
                                                        Marketing

         Peter A. Gallus                                Vice President -                       None
                                                        Investment
                                                        Administration

         Gary W. Gassmann                               Group Vice President -                 None
                                                        Detroit Metro

         Steven Guida                                   Vice President -                       None
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President -                       None
                                                        Insurance Investments

         Janis K. Heaney                                Vice President -                       None
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President                  None
         Suite 150                                      and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Henry Heitman                                  Vice President - Brokerage             None
                                                        Development

         Jon E. Hjelm                                   Group Vice President -                 None
         319 Southbridge Street                         Ohio Valley
         Auburn, MA  01501

         David J. Hockenberry                           Group Vice President -                 None
         30 Burton Hills Blvd.                          Mid South
         Suite 175
         Nashville, TN  37215
 `
         Carol A. Holton                                Vice President - Third                 None
                                                        Party Distribution

         Claire L. Huang                                Senior Vice President - Retail         None
                                                        Marketing

         Debra A. Hutchinson                            Vice President -                       None
                                                        Relationship Leader

         Diana R. Iannarone                             Group Vice President -                 None
         3030 N.W. Expressway                           Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -                 None

         James M. Jensen                                Vice President -                       None
                                                        Advice and
                                                        Retail Distribution
                                                        Group, Product,
                                                        Compensation and Field
                                                        Administration

         Jody M. Johnson                                Group Vice President -                 None
                                                        Twin Cities Metro

         Nancy E. Jones                                 Vice President - Business              None
                                                        Development

         William A. Jones                               Vice President - Technologies          None

         John C. Junek                                  Senior Vice President,                 None
                                                        General Counsel

         Ora J. Kaine                                   Vice President -                       None
                                                        Retail Distribution Services
                                                        and Chief of Staff

         Michelle M. Keeley                             Senior Vice President -                None
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      North Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Service               None
                                                        Quality

         Mitre Kutanovski                               Group Vice President -                 None
         Suite 680                                      Chicago Metro
         8585 Broadway
         Merrillville, IN  48410

         Lori J. Larson                                 Vice President -                       None
                                                        Brokerage and Direct
                                                        Services

         Daniel E. Laufenberg                           Vice President and Chief               None
                                                        U.S. Economist

         Jane W. Lee                                    Vice President - New                   None
                                                        Business Development and
                                                        Marketing

         Catherine M. Libbe                             Vice President - Marketing             None
                                                        & Product Services

         Judd K. Lohmann                                Treasurer                              None

         Diane D. Lyngstad                              Vice President - Lead Financial        None
                                                        Officer, U.S. Retail Group

         Thomas A. Mahowald                             Vice President and Director of         None
                                                        Equity Research

         Timothy J. Masek                               Vice President and                     None
                                                        Director of Fixed Income
                                                        Research

         Penny Mazal                                    Vice President - Business              None
                                                        Transformation

         Mark T. McGannon                               Vice President and General             None
                                                        Sales Manager - AEFA Products

         Brian J. McGrane                               Vice President - LFO Finance           None

         Dean O. McGill                                 Group Vice President -                 None
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Wrap and Trust        None
                                                        Products

         Timothy S. Meehan                              Secretary                              None

         Paula R. Meyer                                 Senior Vice President and              President
                                                        General Manager - Mutual Funds

         Jeryl A. Millner                               Vice President - LFO, Insurance,       None
                                                        Annuities and Certificates

         Barry J. Murphy                                Executive Vice President -             None
                                                        U.S. Retail Group

         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -                 None
                                                        Southern New England

         Francois B. Odouard                            Vice President - Brokerage             None

         Michael J. O'Keefe                             Vice President -                       None
                                                        Advisory Business Systems

         Kris Petersen                                  Vice President - SPS and               None
                                                        External Products

         John G. Poole                                  Group Vice President -                 None
         Westview Place, #200                           Gateway/Springfield
         12323 Olive Blvd.
         Creve Couer, MO  63141


         Larry M. Post                                  Group Vice President -                 None
         One Tower Bridge                               New England
         100 Front Street 8th Fl
         West Conshohocken, PA
         19428

         Ronald W. Powell                               Vice President and                     None
                                                        Assistant General Counsel

         Teresa J. Rasmussen                            Vice President and                     None
                                                        Assistant General Counsel

         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         Daniel J. Rivera                               Vice President - Senior                None
                                                        Portfolio Manager

         ReBecca K. Roloff                              Senior Vice President -                None
                                                        Field Management and
                                                        Financial Advisory
                                                        Services

         Stephen W. Roszell                             Senior Vice President -                Board member and
                                                        Institutional                          Vice President

         Maximillian G. Roth                            Group Vice President -                 None
         Suite 201 S. IDS Ctr                           Wisconsin/Upper Michigan
         1400 Lombardi Avenue
         Green Bay, WI  54304


         Russell L. Scalfano                            Group Vice President -                 None
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Client Development    None
                                                        and Migration

         Peter B. Schofield                             Vice President - Auditing              None

         Gary A. Scott                                  Vice President - Client                None
                                                        Acquisition Marketing

         Albert L. Soule                                Group Vice President                   None

         Bridget Sperl                                  Senior Vice President -                None
                                                        Client Service

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92714

         Lisa A. Steffes                                Vice President -                       None
                                                        Marketing Offer
                                                        Development

         David K. Stewart                               Vice President - AEFA Controller       None

         Lois A. Stilwell                               Group Vice President -                 None
         Suite 433                                      Greater Minnesota
         9900 East Bren Rd.                             Area/Iowa
         Minnetonka, MN  55343

         Caroline Stockdale-Boon                        Senior Vice President - Relationship   None
                                                        Leader of Human Resources

         Jeffrey J. Stremcha                            Vice President -                       None
                                                        Information Resource
                                                        Management/ISD

         John T. Sweeney                                Vice President - Lead Financial        None
                                                        Officer, Products

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         Suite 425                                      Pacific Northwest
         101 Elliot Avenue West
         Seattle, WA  98119

         William F. Truscott                            Senior Vice President -                Board member and
                                                        Chief Investment Officer               Vice President

         George F. Tsafaridis                           Vice President - Quality &             None
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Peter S. Velardi                               Senior Vice President -                None
                                                        Field Management

         Andrew O. Washburn                             Vice President -                       None
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and                     None
                                                        Chief Compliance Officer

         Jeffrey A. Williams                            Senior Vice President -                None
                                                        Cross-Sell/Strategic
                                                        Marketing

         William J. Williams                            Senior Vice President -                None
                                                        Field Management

         Dianne Wilson                                  Vice President - Insurance             None
                                                        Operations

         Michael D. Wolf                                Vice President - Senior                None
                                                        Portfolio Manager

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020

         Doretta R. Wright                              Vice President -                       None
                                                        Brokerage Marketing

         Rande L. Zellers                               Group Vice President -                 None
         1 Galleria Blvd., Suite 1900                   Delta States
         Metairie, LA  70001

* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Strategy Series, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on the 29th day of May, 2003.


AXP STRATEGY SERIES, INC.




By /s/   Paula Meyer
   ------------------
         Paula Meyer, President




By /s/   Jeffrey P. Fox
   ---------------------
         Jeffrey P. Fox, Treasurer

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of May, 2003.

Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

/s/  Philip J. Carroll, Jr.*                         Director
--------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone*                              Director
-----------------------
     Livio D. DeSimone

/s/  Barbara H. Fraser*                              Director
------------------------
     Barbara H. Fraser

/s/  Heinz F. Hutter*                                Director
----------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Alan G. Quasha*
----------------------                               Director
     Alan G. Quasha

Signature                                            Capacity


/s/  Stephen W. Roszell*                             Director
-------------------------
     Stephen W. Roszell

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott

* Signed pursuant to Directors' Power of Attorney dated Jan. 8, 2003, filed electronically as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 2-89288, is incorporated by reference, by:




/s/ Leslie L. Ogg
------------------------------------
    Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 46 TO REGISTRATION STATEMENT NO. 2-89288


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Part A.

     The prospectuses for:
         AXP Equity Value Fund
         AXP Focused Growth Fund
         AXP Partners Small Cap Growth Fund
         AXP Small Cap Advantage Fund
         AXP Strategy Aggressive Fund

Part B.

     Statements of Additional Information for:
         AXP Equity Value Fund
         AXP Focused Growth Fund
         AXP Partners Small Cap Growth Fund
         AXP Small Cap Advantage Fund
         AXP Strategy Aggressive Fund

     Financial Statements

Part C.

     Other information.

The signatures.